As filed with the Securities and Exchange Commission on August 1, 2011

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No.

☐	Post-Effective Amendment No.

KOHLBERG CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

295 Madison Avenue, 6th Floor

New York, New York 10017

(212) 455-8300

(Address and Telephone Number of Principal Executive Offices)

Dayl W. Pearson

President and Chief Executive Officer

Kohlberg Capital Corporation

295 Madison Avenue, 6th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Craig E. Marcus, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

Telephone: (617) 951-7000

Facsimile: (617) 951-7050

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (1)
Common Stock, $0.01 par value (2)
Preferred Stock, $0.01 par value (2)
Warrants (3)
Subscription Rights (4)
Debt Securities (5)
Total			$200,000,000 (6)	$23,220

(1)	Estimated pursuant to Rule 457 solely for the purposes of determining the registration fee. The Registrant previously paid $5,399.24 in connection with its Registration Statement on Form N-2 (File No. 333-151268) filed with the Securities and Exchange Commission on May 29, 2008, pursuant to which no securities were issued. Such amount is offset against the currently due filing fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock as may be sold, from time to time.

(3)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of subscription rights as may be sold, from time to time, representing rights to purchase common stock.

(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $200,000,000.

(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $200,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated August 1, 2011

PROSPECTUS

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors L.L.C. and related affiliates controlled by us (collectively, “Katonah Debt Advisors”), manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. For a discussion of recent developments in the financial and credit markets affecting our business, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, which we refer to, collectively, as the “securities.” The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) to the extent the holders of a majority of our outstanding voting securities and the holders of a majority of our outstanding voting securities that are not held by our affiliates approve our policy and practice of making such sales, subject to approval of such sales by our Board of Directors, at a stockholders’ meeting held no earlier than one year before such sale (we obtained such approvals pursuant to a proxy statement dated April 21, 2011 in connection with a special meeting of stockholders held on June 16, 2011 that is effective for a period expiring on June 16, 2012, the one-year anniversary of the date of the shareholder approval); (2) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (3) to the extent such an offer or sale is approved by a majority of our stockholders; or (4) under such other circumstances as may be permitted under the 1940 Act or by the Securities and Exchange Commission (“SEC”). Note that for purposes of (1) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2011 was $8.64. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risk of loss for purchasers in this public offering. See “Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering” on page 32 for more information. On July 29, 2011 the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $7.13.

Investing in our securities involves significant risks. See “Risk Factors” beginning on page 18.

This prospectus and any accompanying prospectus supplement concisely set forth important information about us that you should know before investing in us. Please read them before making an investment decision and keep them for future reference. As a public company, we file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The above telephone number may also be used to make stockholder inquiries. You may also obtain information about us from the SEC’s website (http://www.sec.gov), which maintains the materials we file with the SEC.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                     2011.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplements. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus or any accompanying prospectus supplement is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any accompanying prospectus supplements is accurate only as of the date of this prospectus or such prospectus supplement, as applicable, and under no circumstances should the delivery of this prospectus or any accompanying prospectus supplement or the sale of any securities imply that the information in this prospectus or such accompanying prospectus supplement is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof or thereof. We will update the information in these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospectus may have changed since then.

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Kohlberg Capital Corporation, our logo and other trademarks of Kohlberg Capital Corporation mentioned in this prospectus are the property of Kohlberg Capital Corporation. Kohlberg & Co., L.L.C., its logo and other trademarks of Kohlberg & Co., L.L.C. mentioned in this prospectus are the property of Kohlberg & Co., L.L.C. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Risk Factors” and “Available Information” before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, “Company,” “Kohlberg Capital,” “we,” “us” and “our” refer to Kohlberg Capital Corporation (or Kohlberg Capital, LLC prior to the conversion described under “—Our Corporate Information”), in each case together with our wholly-owned portfolio company Katonah Debt Advisors L.L.C., and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C. and related affiliates controlled by us.

OVERVIEW

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

Including employees of Katonah Debt Advisors, some of whom also serve as officers of the Company, we employ an experienced team of 11 investment professionals and 21 total staff members. Dayl W. Pearson, our President and Chief Executive Officer (“CEO”) and one of our directors, has been in the financial services industry for over 30 years. During the past 18 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $5 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, our Vice President and the President of Katonah Debt Advisors, has more than 30 years of credit and investment experience and has participated in fundraising for 19 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $7 billion. Michael I. Wirth, our Chief Financial Officer (“CFO”) and Chief Compliance Officer (“CCO”), has over 24 years of experience in the structured finance industry and has advised, originated and/or managed portfolios with an aggregate value of $15 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the two co-managing partners of Kohlberg & Co. and has completed more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $3.5 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies.

Recent Developments

On July 7, 2011, we purchased $11.3 million of senior subordinated notes of DC Capital Partners, LLC (“DC Capital”), with the proceeds used by DC Capital to finance in part the acquisition of Sallyport Global Holdings, Inc. (“Sallyport”). DC Capital consummated its investment in Sallyport through one of its portfolio companies, Kaseman, LLC (“Kaseman”), with the intent of strategically merging the two entities in the future. In addition to the Sallyport transaction, during the second quarter of 2011, we closed several other middle market lending transactions totaling approximately $18 million of additional invested capital. In addition, during the third quarter of 2011, we committed to a unitranche loan to finance in part the potential acquisition of a media entertainment company backed by a financial sponsor.

OUR PORTFOLIO

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market investment business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage, including through future borrowing facilities and issuing debt securities. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

Our middle market investment business targets companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Investment Securities

We invest in senior secured loans, mezzanine debt and, to a lesser extent, equity, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other industries if we are presented with attractive opportunities.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ materially from the values that would have existed had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Loans and Debt Securities

To the extent that our investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of our investments are illiquid investments with little or no trading activity. Further, we have been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments we own. As a result, for most of our assets, we determine fair value using alternative methodologies and models using available market data, as adjusted, to reflect the types of assets we own, their structure, qualitative and credit attributes and other asset specific characteristics.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy.

Equity and Equity-Related Securities

Our equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA, cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of our equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity-related securities are classified as Level III when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies as applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are generally not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of March 31, 2011, we had approximately $56 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. The underlying assets in the CLO Funds exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments.

Investment in Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management on which it earns management fees, and was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. Katonah Debt Advisors may receive an incentive fee upon liquidation of a CLO Fund provided the CLO Fund achieves a minimum designated return on investment. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds its operating expenses.

Subject to market conditions, we expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and, if debt markets stabilize and recover, to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors.

Time Deposits and Money Market Accounts

Cash time deposits primarily represent overnight Eurodollar investments of cash held in non-demand deposit accounts. Such time deposits were partially restricted under terms of our secured credit facility, which has was repaid on January 31, 2011, and may be restructured under any borrowing facilities we enter into in the future. The money market account is restricted cash held for employee flexible spending accounts.

Portfolio Valuation

As noted above, we carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Investments for which market quotations are generally readily available are generally valued at such market quotations. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ materially from the values that would have been used had a ready market existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the value realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors. For further description of our portfolio valuation procedures and the related risks, see “Risk Factors—Risks Related to Our Investments—Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors and our investments in the CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments” and “Determination of Net Asset Value.”

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. The managing partners of Kohlberg & Co. are members of our Board of Directors, and are also members of our Investment Committee. Through such participation, we have access to the expertise of these individuals in middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. Affiliates of Kohlberg & Co. who serve on our Board of Directors and on our Investment Committee, own, in the aggregate, approximately 5% of our outstanding common stock. Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we are generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

Our relationship with Kohlberg & Co., including our use of the “Kohlberg” name, is governed by the License and Referral Agreement between us and Kohlberg & Co. The initial term of the agreement is scheduled to expire on October 31, 2011, and there is no guarantee that the agreement will be renewed following such expiration and that we will continue to benefit from its provisions. See “Risk Factors—Risks Related to Our Business—The agreement governing our strategic relationship with Kohlberg & Co. is scheduled to expire on October 31, 2011 and may not be renewed.”

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

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Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders.

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Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships, Katonah Debt Advisors and our strategic relationship with Kohlberg & Co.

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Disciplined investment process. We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.

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Katonah Debt Advisors’ credit platform. Katonah Debt Advisors serves as a source of our direct investment opportunities and cash flow, and certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as a resource for credit analysis.

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Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in Katonah Debt Advisors and CLO Fund securities) is spread across 19 different industries and 28 different entities with an average balance per investment of approximately $3 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

•

Strategic relationship with Kohlberg & Co. We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co. for the remainder of the term of the agreement governing such relationship.

•

Significant equity ownership and alignment of incentives. Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

RISK FACTORS

Investing in Kohlberg Capital involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in our securities. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 18.

Risks Related to Our Business

•

We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•	There is a risk that we may not make distributions.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.

•

We may incur losses as a result of “first loss” agreements into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

•	We may experience fluctuations in our quarterly and annual operating results and credit spreads.

•	We are exposed to risks associated with changes in interest rates and spreads.

•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.

•	Our stockholders may experience dilution upon the conversion of our convertible senior notes.

•

If market constraints prevent us from obtaining debt or additional equity capital, our liquidity could be adversely affected, our business prospects could be negatively impacted, we could lose key employees and our operating results could be negatively affected.

•	Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•	Recent regulatory changes impact the operations of Katonah Debt Advisors and our ownership thereof.

•	Our businesses may be adversely affected by litigation and regulatory proceedings, including those that are currently pending.

•	The agreement governing our strategic relationship with Kohlberg & Co. is scheduled to expire on October 31, 2011 and may not be renewed.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.

•

Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors and our investments in the CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

•	We are subject to additional risks in light of the restatement of our prior period financial statements.

•

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

•	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

•	Defaults by our portfolio companies could harm our operating results.

•

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Our investments in equity securities involve a substantial degree of risk.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.

•	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

Risks Related to Our Operation as a BDC

•	Our ability to enter into transactions with our affiliates is restricted.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

•

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•

If we are unable to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), we will generally be subject to corporate-level U.S. federal income tax, which will adversely affect our results of operations and financial condition.

Risks Related to Offerings Pursuant to This Prospectus

•

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

•	Investing in shares of our common stock may involve an above average degree of risk.

•

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.

•	We may allocate the net proceeds from an offering, to the extent it is successful, in ways with which you may not agree.

•	Our share price may be volatile and may fluctuate substantially.

•

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

•	Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

•	Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

•	The trading market or market value of our publicly issued debt securities may fluctuate.

•	Terms relating to redemption may materially adversely affect your return on the debt securities.

•	Our credit ratings may not reflect all risks of an investment in the debt securities.

•	If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

•

Our principal stockholders have substantial ownership in us, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

•	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

OUR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

As a RIC under Subchapter M of the Code, we intend to distribute to our stockholders (i) substantially all of our net investment income and the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (together referred to in this prospectus as “net investment company income” or “investment company taxable income”), plus (ii) any net capital gains (the excess, if any, of realized long-term capital gains over short-term capital losses). We intend to do so because to qualify for treatment as a RIC eligible for pass-through treatment, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. As a RIC eligible for pass-through tax treatment, we generally will not have to pay corporate-level taxes on any of our income and gains that we distribute to our stockholders. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” In 2010 and 2011 to date, we declared a dividend in the amount of $0.17 per share on each of June 23, 2010, 2010, September 20, 2010, December 13, 2010 and March 31, 2011. These dividends represented our estimated net investment company income for the quarters ended March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011.

OUR CORPORATE INFORMATION

We were organized in August 2006 as a Delaware limited liability company under the name Kohlberg Capital, LLC. Prior to the completion of our initial public offering, we acquired 100% of the equity interests in Katonah Debt Advisors, an entity through which Kohlberg & Co. historically conducted its middle market lending and asset management business, made an election to be regulated as a BDC, and converted to a Delaware corporation. Upon the completion of our initial public offering, we used approximately $185 million of the net proceeds to acquire a portfolio of senior secured term loans from an entity organized by Katonah Debt Advisors. We have elected to be treated as a RIC under Subchapter M of the Code, commencing with our taxable year ended December 31, 2006.

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

OFFERINGS

We may offer, from time to time, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on terms to be determined at the time of the offering, which we refer to, collectively, as the “securities.” The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. In the event we offer common stock or warrants or rights to acquire such common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) to the extent the holders of a majority of our outstanding voting securities and the holders of a majority of our outstanding voting securities that are not held by our affiliates approve our policy and practice of making such sales, subject to approval of such sales by our Board of Directors, at a stockholders’ meeting held no earlier than one year before such sale (we obtained such approvals pursuant to a proxy statement dated April 21, 2011 in connection with a special meeting of stockholders held on June 16, 2011 that is effective for a period expiring on June 16, 2012, the one-year anniversary of the date of the shareholder approval); (2) in connection with the exercise of certain warrants, options or rights whose issuance has been approved by our stockholders at an exercise or conversion price not less than the market value of our common stock at the date of issuance (or, if no such market value exists, the net asset value per share of our common stock as of such date); (3) to the extent such an offer or sale is approved by a majority of our stockholders; or (4) under such other circumstances as may be permitted under the 1940 Act or by the SEC. Note that for purposes of (1) above, a “majority” of outstanding securities is defined in the 1940 Act as (i) 67% or more of the voting securities present at a stockholders’ meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (ii) 50% of the outstanding voting securities of the Company, whichever is less.

We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and current market conditions and repaying indebtedness. Any reduction of our indebtedness through the use of proceeds of an offering may be only temporary, and we may incur additional indebtedness then available to us in accordance with our investment objective and strategy and relevant legal rules applicable to BDCs. Each prospectus supplement relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

Listing	Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.”

Trading at a Discount	Shares of closed-end investment companies, including BDCs, frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Distributions	We intend to continue to pay quarterly dividends to our stockholders. Our quarterly dividends are determined by our Board of Directors. With respect to 2010 and 2011 to date, on March 19, 2010 we declared a dividend in the amount of $0.17 per share, which was paid on April 29, 2010 to stockholders of record on April 7, 2010; on June 23, 2010, 2010 we declared a dividend in the amount of $0.17 per share, which was paid on July 29, 2010 to stockholders of record on July 7, 2010; on September 20, 2010 we declared a dividend in the amount of $0.17 per share, which was paid on October 29, 2010 to stockholders of record on October 8, 2010; on December 13, 2010 we declared a dividend in the amount of $0.17 per share, which was paid on January 29, 2011 to stockholders of record on December 24, 2010; and on March 31, 2011, we declared a dividend in the amount of $0.17 per share, which was paid on April 29, 2011 to stockholders of record on April 8, 2011. See “Distributions.”

Dividend Reinvestment Plan	We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”

Leverage	We may borrow funds to make additional investments. This practice, which is known as “leverage,” allows us to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors—Risks Related to Our Business—The debt we incur could increase the risk of investing in our Company.” As a BDC, we generally are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing.

Risk Factors	Investing in our securities involves certain significant risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our securities. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities. See “Description of Our Common Stock.”

Where You Can Find Additional Information	We have filed with the SEC a registration statement on Form N-2, which includes related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

Our common stock is registered under the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. The materials we file are available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

Sales Load	%	(1)
Offering Expenses	%	(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses	%

ANNUAL EXPENSES (as a percentage of net assets attributable to common stock) (4)

Operating Expenses	3.5	% (5)
Interest Payments on Borrowed Funds	2.7	% (6)
Total Annual Expenses	6.2	% (7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (8)	$110	$197	$286	$509

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or dealer managers, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were approximately $197 million as of March 31, 2011. The related prospectus supplement will make adjustments for expected increases as a result of the related offering.
(5)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments required on connection with our outstanding Senior Convertible Notes.

(7)	“Total Annual Expenses” is the sum of “Operating Expenses” and “Interest Payments on Borrowed Funds.”
(8)	For illustrative purposes a 6% sales load with offering expenses of 0.6% is assumed. The actual sales load and offering expenses may differ.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data for the years ended December 31, 2010, 2009, 2008, 2007 is derived from our audited financial statements and financial highlights, and the following selected financial and other data from the three-month periods ended March 31, 2011 and 2010 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Three months Ended March 31, 2011	Three months Ended March 31, 2010		Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007 (1)	For the Period December 11, 2006 (inception) through December 31, 2006 (1)
Income Statement Data:
Interest and related portfolio income:
Interest and Dividends	$5,345,413		$6,949,214	$24,638,631	$33,497,213	$46,208,978	$37,219,713	$1,110,109
Fees and other income	2,001,248		14,612	215,233	399,338	1,653,232	759,301	41,794
Dividends from affiliate asset manager	—		—	4,500,000	—	1,350,000	500,000	—

Total interest and related portfolio income	7,346,661		6,963,826	29,353,864	33,896,551	49,212,210	38,479,014	1,151,903

Expenses:
Interest and amortization of debt issuance costs	297,460		2,696,351	7,088,202	9,276,563	10,925,624	7,229,597	—
Compensation	841,442		787,691	3,322,895	3,222,604	3,940,638	4,104,761	175,186
Other	1,200,157		901,290	7,045,648	3,066,729	3,640,031	4,385,707	487,254

Total operating expenses	2,339,059		4,385,332	17,456,745	15,565,896	18,506,293	15,720,065	662,440

Net Investment Income	5,007,602		2,578,494	11,897,119	18,330,655	30,705,917	22,758,949	489,463
Realized and unrealized gains (losses) on investments:
Net realized gains (losses)	(1,826,723)		(2,272,141)	(17,862,984)	(15,782,121)	(575,179)	266,317	1,077
Net change in unrealized gains (losses)	6,423,755		1,288,556	(8,322,812)	31,854,736	(93,414,146)	3,116,719	4,180,000

Total net gains (losses)	4,597,032		(983,585)	(26,185,796)	16,072,615	(93,989,325)	3,383,036	4,181,077

Net increase (decrease) in net assets resulting from operations	$9,604,634		$1,594,909	$(14,288,677)	$34,403,270	$(63,283,408)	$26,141,985	$4,670,540

Per Share:
Earnings per common share—basic	$0.42		$0.07	$(0.63)	$1.56	$(3.09)	$1.45	$0.26
Earnings per common share—diluted	$0.40		$0.07	$(0.63)	$1.56	$(3.09)	$1.45	$0.26
Net investment income per share—basic	$0.22		$0.11	$0.53	$0.83	$1.50	$1.27	$0.03
Net investment income per share—diluted	$0.21		$0.11	$0.53	$0.83	$1.50	$1.27	$0.03
Dividends declared per common share	$0.17	$		$0.68	$0.92	$1.44	$1.40	$—
Balance Sheet Data:
Investment assets at fair value	$194,342,618		$409,848,821	$191,186,296	$409,105,621	$460,509,190	$521,006,947	$281,087,215
Total assets	$271,017,774		$417,079,720	$279,822,686	$439,416,057	$469,156,229	$533,141,959	$282,375,847
Total debt outstanding	$73,970,303		$200,868,912	$86,746,582	$218,050,363	$261,691,148	$255,000,000	$—
Stockholders’ equity	$197,047,471		$216,210,808	$186,925,667	$213,895,724	$196,566,018	$259,068,164	$256,400,423
Net asset value per common share	$8.64		$9.62	$8.21	$9.56	$9.03	$14.38	$14.29
Common shares outstanding	22,803,233		22,475,339	22,767,130	22,363,281	21,771,186	18,017,699	17,946,333
Other Data:
Investments funded (2)	8,063,534			11,245,300	23,482,349	109,442,643	373,852,286	191,706,724
Principal collections related to investment repayments or sales (2)	29,311,167			223,103,170	84,503,183	72,345,600	104,037,559	533,315
Number of portfolio investments at period end (2)	61			58	124	149	145	86
Weighted average yield of income producing debt investments (3)	8.9%		%	8.6%	6.5%	7.0%	9.5%	9.0%

(1)	Certain prior year amounts have been reclassified to conform to current year presentation.
(2)	Does not include investments in time deposits or money markets.
(3)	Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans and mezzanine debt. The yields on CLO equities and investment in our wholly-owned portfolio manager, Katonah Debt Advisors, are excluded.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, the net asset value and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Business

We are dependent upon senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team and our Board of Directors. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other BDCs, as well as a large number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected. Although Kohlberg & Co. has agreed to notify us of equity investment opportunities that are presented to Kohlberg & Co. but do not fit the investment profile of Kohlberg & Co. or its affiliates, no such referral to date has resulted in an investment by us or Katonah Debt Advisors.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

There is a risk that we may not make distributions.

We intend to continue to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at historical or any specific levels or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, depending on the types of debt and equity securities we have outstanding, we may be limited in our ability to make distributions. See “Business—Leverage.” Also, restrictions and provisions in our outstanding indebtedness may limit our ability to make distributions. See “Obligations and Indebtedness.” If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC and we would be subject to corporate level U.S. federal income tax. Furthermore, in accordance with current IRS guidance, we may make distributions under special circumstances that would allow us to meet our annual RIC distribution requirement for 2009, 2010, and 2011 by distributing shares of our stock in lieu of a significant portion of the cash (or other property other than our stock) that we would otherwise be required to distribute to satisfy such distribution requirement. See “Certain United States Federal Income Tax Considerations.” We cannot ensure that we will make distributions at historical or any other specified levels or at all.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash equal to such income.

In accordance with accounting principles generally accepted in the United States (“GAAP”) and the Code, we include in income certain amounts that we have not yet received in cash, such as contracted non-cash payment-in-kind (“PIK”) interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted non-cash PIK arrangements are included in income for the period in which such non-cash PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants is allocated to the warrants that we receive. This generally results in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify as a RIC eligible for pass-through tax treatment. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for tax treatment as a RIC or, even if such distribution requirement is satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity securities or reduce new investment originations to meet these distribution requirements and avoid tax. See “Certain United States Federal Income Tax Considerations.”

We may incur losses as a result of “first loss” agreements into which we or Katonah Debt Advisors may enter in connection with warehousing credit arrangements which we put in place prior to raising a CLO Fund and pursuant to which we agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

We and Katonah Debt Advisors have in the past entered, and may in the future enter, into “first loss” agreements in connection with warehouse credit lines to be established by Katonah Debt Advisors to fund the initial accumulation of loan investments for future CLO Funds that Katonah Debt Advisors will manage. Such agreements (referred to as “first loss agreements” or “first loss obligations”) frequently relate to (i) losses as a result of individual loan investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or, (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line. As a result, we may incur losses if loans and debt obligations that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, our level of expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or the senior debt securities) to, banks and other lenders and investors, including debt guaranteed by the Small Business Administration (“SBA”). Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. Leverage is generally considered a speculative investment technique. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on our outstanding indebtedness would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that our leveraging strategy will be successful.

As of March 31, 2010, we had $60 million in aggregate principal amount of our 8.75% convertible senior notes due 2016 (the “Senior Convertible Notes”) outstanding. We may incur additional indebtedness in the future, although there can be no assurance that we will be successful in doing so. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.

Our Senior Convertible Notes impose, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the Senior Convertible Notes interest rate of 8.75% as of March 31, 2011, together with (a) total value of our net assets of $197.2 million as of March 31, 2011, (b) $60 million of principal indebtedness outstanding as of March 31, 2011 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses) (1)	-15%	-10%	-5%	0	5%	10%	15%
Corresponding Return to Common Stockholders (2)	-23%	-16%	-10%	-3%	4%	11%	18%

(1)	The assumed portfolio return is required by SEC rules and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time. Actual returns may be greater or smaller than those appearing in the table.
(2)

In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets of $197.2 million at March 31, 2011 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the Senior Convertible Notes interest rate of 8.75% as of March 31, 2011 by the $60 million of principal indebtedness outstanding as of March 31, 2011) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2011 to determine the “Corresponding Return to Common Stockholders.”

Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.

With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing or issuance. As of March 31, 2011, our asset coverage ratio was 428%. The amount of leverage that we employ in the future will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. As a result of the level of our leverage:

•	there is a likelihood of greater volatility of net asset value and market price of our common stock than without leverage;

•

our exposure to risk of loss is greater if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments has a greater negative impact on our returns and, therefore, the value of our common stock than if we did not use leverage;

•

the decrease in our asset coverage ratio resulting from increased leverage and the covenants contained in documents governing our indebtedness (which may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act) limit our flexibility in planning for, or reacting to, changes in our business and industry, as a result of which we could be required to liquidate investments at an inopportune time;

•	we are required to dedicate a portion of our cash flow to interest payments, limiting the availability of cash for dividends and other purposes; and

•	our ability to obtain additional financing in the future may be impaired.

If we have to sell assets at a loss to redeem or pay interest on our outstanding indebtedness or for other reasons, our net asset value will be reduced and may not fully recover. We cannot be sure that our leverage will not have a material adverse effect on us. In addition, we cannot be sure that additional financing will be available when required or, if available, will be on terms satisfactory to us. Further, even if we are able to obtain additional financing, we may be required to use some or all of the proceeds thereof to repay our outstanding indebtedness.

If market constraints prevent us from obtaining debt or additional equity capital, our liquidity could be adversely affected, our business prospects could be negatively impacted, we could lose key employees and our operating results could be negatively affected.

Recent economic and capital market conditions in the U.S. have resulted in a severe reduction in the availability of debt and equity capital for the market as a whole, and financial services firms in particular. These conditions have constrained us and other companies in the financial services sector, limiting or completely preventing access to markets for debt and equity capital needed to maintain operations, continue investment originations and to grow. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit has led to increased market volatility and widespread reduction of business activity generally. If we are unable to obtain new debt or additional equity capital, our liquidity may be impacted. We currently have no credit facility available to us. If these conditions continue for a prolonged period of time, or worsen in the future, we could lose key employees and our business prospects could be negatively impacted. Even if we are able to incur new debt, we may not be able to do so on favorable terms. In addition, the debt or equity capital that will be available, if at all, may be at a high cost and/or on unfavorable terms and conditions. Equity capital is, and may continue to be, difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our common stock at a price below net asset value per share without stockholder approval. In addition, issuing equity at depressed stock prices can be dilutive to our stockholders. These events and our inability to raise capital have resulted in a reduction in new originations, curtailed our ability to grow and have had a negative impact on our liquidity and operating results. The continued inability to raise additional capital could further constrain our liquidity, negatively impact our business prospects, cause the departure of key employees and negatively impact our operating results.

We obtained shareholder approval to sell our common stock at a price below net asset value at our 2011 annual meeting and such approval is effective for a period expiring on June 16, 2012, the one-year anniversary of the date of the shareholder approval.

Our stockholders may experience dilution upon the conversion of our convertible senior notes.

Our 8.75% Senior Convertible Notes due 2016 are convertible into shares of our common stock at any time prior to the end of business on the business day preceding the maturity date. Upon conversion, we will satisfy our conversion obligation by issuing shares of our common stock to the converting holder and, under certain limited circumstances, may elect to deliver cash in lieu of shares otherwise deliverable upon conversion to comply with certain listing standards of The NASDAQ Global Select Market. The conversion price of the Senior Convertible Notes, as of March 31, 2011, is approximately 118.5255 shares of our common stock per $1,000 principal amount of the Senior Convertible Notes, equivalent to a conversion price of approximately $8.437 per share of our common stock. Our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock on any conversion of the Senior Convertible Notes and any dividends paid on our common stock will also be paid on shares issued on any conversion.

Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to continue to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, in order to incur new debt, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%, as measured immediately after issuance of such security. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of such borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. We obtained shareholder approval to sell our common stock at a price below net asset value at our 2011 annual meeting and such approval is effective for a period expiring on June 16, 2012, the one-year anniversary of the date of the shareholder approval. If additional funds are not available to us, we could be forced to continue to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Recent regulatory changes impact the operations of Katonah Debt Advisors and our ownership thereof.

Katonah Debt Advisors, our wholly-owned asset manager that manages CLO Funds, relies on an exemption from registration as an investment adviser set forth in Section 203(b)(3) of the Investment Advisers Act of 1940, as amended (the “Advisers Act’), which provides generally that an investment adviser with fewer than 15 clients is not required to register with the SEC (i.e., the “private adviser” exemption). However, as a result of the elimination of the “private adviser” exemption by the Private Fund Investment Advisers Registration Act of 2010, we expect that Katonah Debt Advisors will be required to register as an investment adviser under the Advisers Act by March 31, 2012. Certain provisions of the 1940 Act applicable to BDCs may prohibit BDCs from purchasing or otherwise acquiring any security issued by or any other interest in the business of a person who is a registered investment adviser. If Katonah Debt Advisors is required to register as an investment adviser under the Advisers Act, and if the 1940 Act were so interpreted, the Company may be in violation of the 1940 Act unless the Commission grants the Company exemptive relief. The Company has applied for this exemptive relief; however, if the Company is not successful in obtaining such exemptive relief before Katonah Debt Advisors is required to register as an investment adviser, or at all, then the Company may be in violation of the 1940 Act or Katonah Debt Advisors may be in violation of the Advisers Act until the Company is able to obtain the necessary exemptive relief or otherwise resolve the matter. The Company cannot guarantee you that it will be able to obtain the necessary exemptive relief in the timeframe required, or at all. If the Company does receive such exemptive relief from the SEC, if may be subject to conditions that will limit the Company’s or Katonah Debt Advisors’ ability to operate, structure or expand its business in the future. In addition, as a registered investment advisor, Katonah Debt Advisors may be subject to increased regulatory risks, additional costs and expenses associated with generating as a registered investment adviser.

Our businesses may be adversely affected by litigation and regulatory proceedings, including those that are currently pending.

From time to time, we may be subject to legal actions as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. In any such claims or actions, demands for substantial monetary damages may be asserted against us and may result in financial liability or an adverse effect on our reputation among investors. We may be unable to accurately estimate our exposure to litigation risk when we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition. In regulatory enforcement matters, claims for disgorgement, the imposition of penalties and the imposition of other remedial sanctions are possible.

We are currently parties in ongoing litigation and regulatory proceedings. As described in greater detail in “Business—Legal Proceedings” below, pending proceedings involving us and/or our directors and officers include three purported class action lawsuits filed by our stockholders and an SEC investigation, which are at a preliminary stage, and a derivative action filed by a shareholder, which has been dismissed and in which the stockholder has appealed, all of which relate to the valuation methodology and procedures used by us to value our investments and the restatement to our financial statements for the year ended December 31, 2008 (and the quarterly periods included in such year) and the quarterly periods ended March 31, 2009 and June 30, 2009. While we believe that we have meritorious defenses in these proceedings and that the outcomes should not materially impact us, we anticipate continued elevated legal and related costs as the ultimate outcomes of the matters are uncertain.

In view of the inherent difficulty of predicting the outcome of legal actions and regulatory matters, we cannot provide assurance as to the outcome of any pending matter or, if resolved adversely, the costs associated with any such matter, particularly where the claimant seeks very large or indeterminate damages or where the matter presents novel legal theories, involves a large number of parties or is at a preliminary stage. The resolution of any such matters may be time consuming, expensive, and may distract management from the conduct of our business. The resolution of certain pending legal actions or regulatory matters, if unfavorable, could have a material adverse effect on our results of operations for the quarter in which such actions or matters are resolved or a reserve is established.

The agreement governing our strategic relationship with Kohlberg & Co. is scheduled to expire on October 31, 2011 and may not be renewed.

Our strategic relationship with Kohlberg & Co. is governed by the License and Referral Agreement between us and Kohlberg & Co. We believe that we derive substantial benefits from this relationship, including our use of the “Kohlberg” name. The initial term of the agreement is scheduled to expire on October 31, 2011, and there is no guarantee that the agreement will be renewed following such expiration and that we will continue to benefit from its provisions. If the agreement is not renewed, we will not, among other things, be able to use the “Kohlberg” name, which may negatively adversely impact our brand and our business.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Secured Loans. When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt. Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments. We have made and expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants in the equity of the portfolio company. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies. Investments in middle market companies also involve a number of significant risks, including:

•

limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;

•

shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence and requiring substantial additional capital expenditures to support their operations, finance expansion or maintain their competitive position;

•	difficulty accessing the capital markets to meet future capital needs; and

•	generally less publicly available information about their businesses, operations and financial condition.

Our portfolio investments for which there is no readily available market, including our investment in Katonah Debt Advisors and our investments in the CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee, which uses its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority to determine the appropriate valuation for each investment. From time to time, our Board of Directors has used the services of an independent valuation firm to aid it in determining fair value, including in the case of our investments in the CLO Funds and in Katonah Debt Advisors. Where applicable, an independent valuation firm provides third-party valuation consulting services, which typically consist of certain limited procedures that we identify and request an independent valuation firm to perform. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Our investment in Katonah Debt Advisors is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our illiquid investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Following our engagement of Grant Thornton LLP, as independent auditor, we and our Audit Committee concluded that the we would have to restate our previously issued financial statements for the year ended December 31, 2008 (and the quarterly periods included in such year) as well as the quarterly periods ended March 31, 2009 and June 30, 2009. We and our Audit Committee determined that such restatement was necessary to correct errors in the application of accounting for the fair value of our illiquid investments and the revenue recognition for certain non-cash PIK investments, which errors impact the amount of unrealized gains (losses) reported for our illiquid investments, which affects the calculation of our net asset value and net income, and also impact net investment income as well as the cost basis and the net change in unrealized appreciation on certain non-cash PIK investments. In connection with the restatement, we have revised the valuation procedures applied to our illiquid investments and our accounting for our non-cash PIK investments.

We are subject to additional risks in light of the restatement of our prior period financial statements.

We have previously restated our financial statements for the year ended December 31, 2008 (and the quarterly periods included in such year) as well as the quarterly periods ended March 31, 2009 and June 30, 2009. The restatement of our financial statements was due to errors in the application of accounting for the fair value of our illiquid investments and the revenue recognition for certain non-cash PIK investments, which errors impact the amount of unrealized gains (losses) reported for our illiquid investments, which affects the calculation of our net asset value and net income, and also impact net investment income as well as the cost basis and the net change in unrealized appreciation on certain non-cash PIK investments. The error related to fair value measurements was identified through the use and weighting of additional valuation techniques and a broader consideration of secondary market inputs, and with regard to our financial statements for the periods noted above, resulted from the material weaknesses in our internal control over financial reporting. A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements would not be prevented or detected on a timely basis. This restatement has exposed us to certain legal and regulatory actions described in “Business-Legal Proceedings” below and could expose us to additional legal or regulatory actions. In addition, the defense of any such actions could cause the diversion of management’s attention and resources, and we could be required to pay damages to settle such actions if any such actions are not resolved in our favor. Even if resolved in our favor, such actions could cause us to incur significant legal and other expenses. We believe that we addressed the material weaknesses through the adoption of the revised valuation procedures and the implementation of a review process in 2010. We may be the subject of negative publicity focusing on the restatement and negative reactions from shareholders and others with whom we do business.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2011, our largest investment, our 100% equity interest in Katonah Debt Advisors, equaled approximately 22% of the fair value of our investments. Beyond the asset diversification requirements associated with our qualification as a RIC (as described further in “Certain United States Federal Income Tax Considerations”), we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. In accordance with our current policy, we do not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment). However, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. Consequently, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equal with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equal with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not receive all or a portion of the income we expect to continue to receive from Katonah Debt Advisors.

We expect to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of Katonah Debt Advisors. However, the existing asset management agreements pursuant to which Katonah Debt Advisors receives such fee income from the CLO Funds for which it serves as manager may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by Katonah Debt Advisors of the indenture governing the applicable CLO Fund, breaches by Katonah Debt Advisors of certain specified provisions of the indenture, material breaches of representations or warranties made by Katonah Debt Advisors, bankruptcy or insolvency of Katonah Debt Advisors, fraud or criminal activity on the part of Katonah Debt Advisors or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to Katonah Debt Advisors under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated or the CLO Funds do not generate enough income or otherwise have insufficient residual cash flow due to diversion of cash as a result of the failure by the CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements to pay the subordinated management fees, we will not receive the fee income that we expect to continue to receive from Katonah Debt Advisors, which will reduce income available to make distributions to our stockholders. At March 31, 2011, Katonah Debt Advisors was receiving all (senior and subordinate) management fees payable by the CLO Funds managed by it.

We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

As of March 31, 2011, we had $56 million invested in the subordinated securities or preferred shares issued by CLO Funds managed by Katonah Debt Advisors and certain other third party asset managers. Subject to market conditions, we expect to continue to acquire subordinated securities in the future in CLO Funds managed by Katonah Debt Advisors and/or third party managers. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to every other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO

Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of default loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, we may not be able to continue to complete new CLO Funds due to prevailing CLO market conditions or other factors.

Risks Related to Our Operation as a BDC

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue common stock.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. However, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance or incurrence. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we may securitize a portion of the loans we may obtain to generate cash for funding new investments. If we are unable to successfully securitize our loan portfolio our ability to grow our business and fully execute our business strategy and our earnings (if any) may be adversely affected. Moreover, even successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” See “Regulation.”

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the equity securities of CLO Funds generally do not constitute “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments or could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit Katonah Debt Advisors’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify as a RIC under Subchapter M of the Code, we will generally be subject to corporate-level U.S. federal income tax, which will adversely affect our results of operations and financial condition.

Provided we qualify as a RIC, we will generally not be subject to corporate-level U.S. federal income taxes on income distributed to our stockholders as dividends in accordance with the timing requirements of the Code. We generally will not continue to qualify for pass-through tax treatment as a RIC, and thus will be subject to corporate-level U.S. federal income taxes, if we are unable to comply with the source-of-income, asset diversification and distribution requirements contained in the Code, or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. Failure to meet the requirements for tax treatment as a RIC would subject us to taxes, which would reduce the return on your investment. As such, our failure to qualify for tax treatment as a RIC would have a material adverse effect on us, the net asset value of our common stock and the total return obtainable from your investment in our common stock. We may, from time to time, organize and conduct the business of our wholly-owned portfolio company, Katonah Debt Advisors, through additional direct or indirect wholly-owned subsidiaries which may, in some cases, be taxable as corporations. For additional information see “Regulation” and “Certain United States Federal Income Tax Considerations.”

Risks Related to Offerings Pursuant to This Prospectus

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock” and “Distributions.”

The above-referenced distribution requirement may also inhibit our ability to make required interest payments to holders of our debt securities, which may cause a default under the terms of our debt securities. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt securities.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.

We cannot predict the price at which our common stock or rights will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We may allocate the net proceeds from an offering, to the extent it is successful, in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that the current offer will be successful or that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our share price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	inability to qualify as a RIC for U.S. federal income tax purposes;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio;

•	general economic conditions and trends; and

•	departure of key personnel.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of such rights offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Investors in offerings of our common stock may incur immediate dilution upon the closing of such offering.

We expect the public offering price for any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in any such offering pursuant to this prospectus will pay a price per share that exceeds the tangible book value per share after such offering.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our 2011 annual meeting of stockholders held on June 16, 2011, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the 12 month period following the June 16, 2011 approval in accordance with the exception described above in “—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.” The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. See “Sales of Common Stock Below Net Asset Value.”

Stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All dividends payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan will experience dilution over time.

The trading market or market value of our publicly issued debt securities may fluctuate.

Upon issuance, our publicly issued debt securities will not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or, if developed, will be maintained. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on the debt securities.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in the debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.

As of July 15, 2011, we had 22,839,838 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders have substantial ownership in us, which could limit your ability to influence the outcome of key transactions, including a change of control. In addition, some of our stockholders may have interests in Kohlberg Capital that differ from yours.

Individuals affiliated with Kohlberg & Co. who serve as members of our Board of Directors and on our Investment Committee beneficially own, in the aggregate, approximately 5% of the outstanding shares of our common stock. Christopher Lacovara, who serves as the Chairman of our Board of Directors and Investment Committee, and Samuel P. Frieder, who serves as a member of our Board of Directors and our Investment Committee, are co-managing partners of Kohlberg & Co. Our Board of Directors and our Investment Committee must approve of the acquisition and disposition of our investments. As a result, these individuals may be able to exert influence over our management and policies. Other affiliates of Kohlberg & Co. also own shares of our common stock and may acquire additional shares of our equity securities in the future. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our Company or may ultimately affect the market price of our common stock. Mr. Kratzman, who serves on our Investment Committee, is also employed by Katonah Debt Advisors and is compensated, in part, based upon the performance of Katonah Debt Advisors. As a result, Mr. Kratzman may have interests in Katonah Debt Advisors that differ from yours as a stockholder of Kohlberg Capital.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Common Stock—Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures.”

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The matters discussed in this prospectus, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the return or impact of current and future investments;

•	our contractual arrangements and other relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

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our ability to operate as a business development company and a registered investment company, including the impact of changes in laws or regulations governing our operations, the operations of KDA or the operations of our portfolio companies;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access additional capital; and

•	the timing, form and amount of any dividend distributions.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

ELECTION TO BE REGULATED AS A

BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Our elections to be regulated as a BDC and to be treated as a RIC have a significant impact on our future operations:

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Changes in these values are reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities generally include all borrowings, guarantees of borrowings and other debt securities and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test. As of March 31, 2011, we had approximately $60 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 428%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. See “Business—Leverage”.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute to stockholders, although certain of our subsidiaries will be subject to corporate tax on their income.

We have elected to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2006. As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain United States Federal Income Tax Considerations.”

As a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). Katonah Debt Advisors, our wholly-owned taxable portfolio company, receives fee income earned with respect to its management services. We expect that we or Katonah Debt Advisors will form additional direct or indirect subsidiaries which will receive similar fee income. Some of these subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to income tax at regular corporate rates, for U.S. federal and state purposes, although, as a RIC, dividends and distributions of capital received by us from our taxable subsidiaries and distributed to our stockholders will not subject us to U.S. federal income taxes. As a result, the net return to us on investments in or held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions governing our outstanding indebtedness may limit our ability to make distributions. See “Obligations and Indebtedness” and “Risk Factors.”

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and current market conditions. The prospectus supplement relating to an offering may more fully identify the use of the proceeds from such offering. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within 12 months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and strategies and market conditions.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies. We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities in CLO Funds, distressed debt or equity securities of public companies. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the United States, which investments are not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made.

Pending the uses described above, we intend to invest the net proceeds of an offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not be able to achieve our investment objective and pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On March 31, 2011, the last reported closing price of our stock was $8.26 per share, which represented a discount of approximately 95.6% to the net asset value per share reported by us as of March 31, 2011. As of July 15, 2011, we had 23 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market since our initial public offering. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

	NAV (1)		Price Range		Discount of High Sales Price to NAV	Discount of Low Sales Price to NAV
			High	Low
2009
First quarter (January 1, 2009 through March 31, 2009)	$9.41		$4.30	$1.26	(54.3)%	(86.6)%
Second quarter (April 1, 2009 through June 30, 2009)	$9.73		$6.32	$3.14	(35.1)%	(67.7)%
Third quarter (July 1, 2009 through September 30, 2009)	$9.93		$6.71	$4.42	(32.4)%	(55.5)%
Fourth quarter (October 1, 2009 through December 31, 2009)	$9.56		$5.99	$4.56	(37.3)%	(52.3)%

2010
First quarter (January 1, 2010 through March 31, 2010)	$9.62		$5.71	$3.79	(40.6)%	(60.6)%
Second quarter (April 1, 2010 through June 30, 2010)	$9.20		$5.88	$4.43	(36.1)%	(51.9)%
Third quarter (July 1, 2010 through September 30, 2010)	$8.84		$6.69	$4.55	(24.3)%	(48.5)%
Fourth quarter (October 1, 2010 through December 31, 2010)	$8.21		$7.10	$6.34	(13.5)%	(22.8)%

2011
First quarter (January 1, 2011 through March 31, 2011)	$8.64		$8.58	$6.79	(0.7)%	(21.4)%
Second quarter (April 1, 2011 through June 30, 2011)		(2)	$8.16	$7.12	(2)	(2)
Third quarter (July 1, 2011 through July 29, 2011)		(2)	$8.26	$7.13	(2)	(2)

(1)	Net asset value, or “NAV,” per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset value shown is based on the number of shares outstanding at the end of the applicable period.
(2)	Net asset value has not yet been calculated for this period. We generally determine the net asset value per share of our common stock on a quarterly basis. See “Determination of Net Asset Value.”

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Our common stock has traded in excess of net asset. However, there can be no assurance that our shares will continue to trade at a premium to net asset value. It is not possible to predict whether our shares, including the shares being offered hereby, will trade at, above or below net asset value.

DISTRIBUTIONS

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;

•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). In order to qualify as a RIC, we are required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income. In addition, we may retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain United States Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the quarterly dividends declared by us since January 1, 2009, which represent an amount equal to our estimated net investment income for the specified quarter, including income distributed from Katonah Debt Advisors received by the Company, if any, plus a portion of any prior year undistributed amounts of net investment income distributed in subsequent years:

	Dividend	Declaration Date	Record Date	Pay Date
2011
First Quarter	$0.17	March 31, 2011	April 8, 2011	April 29, 2011
2010
Fourth Quarter 2010	$0.17	December 13, 2010	December 24, 2010	January 29, 2011
Third Quarter 2010	$0.17	September 20, 2010	October 8, 2010	October 29, 2010
Second quarter 2010	$0.17	June 23, 2010	July 7, 2010	July 29, 2010
First quarter 2010	$0.17	March 19, 2010	April 7, 2010	April 29, 2010
2009
Fourth Quarter 2009	$0.20	December 15, 2009	December 28, 2009	January 25, 2010
Third Quarter 2009	$0.24	September 24, 2009	October 9, 2009	October 29, 2009
Second quarter 2009	$0.24	June 12, 2009	July 9, 2009	July 29, 2009
First quarter 2009	$0.24	March 23, 2009	April 8, 2009	April 29, 2009

Due to our ownership of Katonah Debt Advisors and certain timing, structural and tax considerations our dividend distributions may include a return of capital for tax purposes. For the three months ended March 31, 2011, Katonah Debt Advisors had approximately $450,000 of pre-tax net income before net capital losses and made no distributions to us. For the three months ended March 31, 2010, Katonah Debt Advisors earned approximately $650,000 of pre-tax net income and made no distributions to us; dividends are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

GENERAL

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., LLC (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to continue to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a Regulated Investment Company (“RIC”), we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to these elections, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2011 was $8.64. On March 31, 2011, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $8.26.

KEY QUANTITATIVE AND QUALITATIVE FINANCIAL MEASURES AND INDICATORS

Net Asset Value

Our net asset value per share was $8.64 and $8.21 as of March 31, 2011 and December 31, 2010, respectively. As we must report our assets at fair value for each reporting period, net asset value also represents the amount of stockholder’s equity per share for the reporting period. Our net asset value is comprised mostly of investment assets less debt and other liabilities:

	March 31, 2011 (unaudited)		December 31, 2010
	Fair Value [1]	Per Share [1]	Fair Value [1]	Per Share [1]
Investments at fair value:
Investments in time deposits	$168,132	$0.01	$720,225	$0.03
Investments in money market accounts	169,858	0.01	210,311	0.01
Investments in debt securities	88,439,163	3.88	91,042,928	4.00
Investments in CLO Fund securities	55,981,000	2.45	53,031,000	2.33
Investments in equity securities	7,388,465	0.32	4,688,832	0.21
Investments in asset manager affiliates	42,196,000	1.85	41,493,000	1.82
Cash	70,747,215	3.10	10,175,488	0.45
Restricted Cash	—	—	67,023,170	2.93
Other assets	5,927,941	0.26	11,437,732	0.50
Total Assets	$271,017,774	$11.88	$279,822,686	$12.28
Borrowings	$—	$—	$86,746,582	$3.81
Other liabilities	13,970,303	0.61	6,150,437	0.27
Senior Convertible Notes	60,000,000	2.63	—	—
Total Liabilities	$73,970,303	$3.24	$92,897,019	$4.08
NET ASSET VALUE	$197,047,471	$8.64	$186,925,667	$8.21

(1)

Our balance sheet at fair value and resultant net asset value are calculated on a basis consistent with accounting principles generally accepted in the United States of America (“GAAP”). Our per share presentation of such amounts (other than net asset value per share) is an internally derived non-GAAP performance measure calculated by dividing the applicable balance sheet amount by outstanding shares. We believe that the per share amounts for such balance sheet items are helpful in analyzing our balance sheet both quantitatively and qualitatively in that our shares may trade based on a percentage of net asset value and individual investors may weight certain balance sheet items differently in performing an analysis of the Company.

Leverage

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. As of March 31, 2011, we had approximately $60 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 428%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

At December 31, 2010, we had approximately $87 million of outstanding indebtedness through a secured credit facility. On January 31, 2011, we repaid in full the outstanding balance under this facility. As a result, approximately $73 million of collateral previously securing the facility was released to us and we also received a $2 million cash settlement from the lenders to settle litigation previously initiated by us against the lenders. In order to pay off this facility, we utilized proceeds received from the paydown, amortization or sale of portfolio loan investments totaling approximately $133 million together with available cash.

On March 16, 2011, we issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Senior Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, we issued an additional $5 million of such Senior Convertible Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Senior Convertible Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Senior Convertible Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Senior Convertible Notes mature on March 15, 2016 unless converted earlier. The Senior Convertible Notes are senior unsecured obligations of the Company.

The Senior Convertible Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Senior Convertible Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock based of the price of our common stock as of March 31, 2010. The conversion rate will be subject to adjustment upon certain events.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit.

Investment Portfolio Summary Attributes as of and for the Three Months ended March 31, 2011

Our investment portfolio generates net investment income which was generally used to pay principal and interest on our borrowings under the facility and to fund our dividend. Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly-owned asset manager, Katonah Debt Advisors. We also have investments in equity securities of approximately $7 million, which comprises approximately 4% of our investment portfolio. Below are summary attributes for each of our primary investment portfolio components (see “—Investment Portfolio” and “—Investments and Operations” for a more detailed description) as of and for the three months ended March 31, 2011:

Debt Securities

•	represent approximately 32% of total assets;

•	represent credit instruments issued by corporate borrowers;

•	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;

•	primarily senior secured and junior secured loans (26% and 68% of debt securities, respectively);

•	spread across 19 different industries and 28 different entities;

•	average balance per investment of approximately $3 million;

•	all but four issuers (representing less than 1% of total investments at fair value) are current on their debt service obligations; and

•	weighted average interest rate of 8.7% on income producing debt investments.

CLO Fund Securities (as of the last monthly trustee report prior to March 31, 2011 unless otherwise specified)

•	represent approximately 21% of total assets at March 31, 2011;

•	86% of CLO Fund securities represent investments in subordinated securities or equity securities issued by CLO Funds and 14% of CLO Fund securities are rated notes;

•	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;

•	no asset-backed securities such as those secured by commercial mortgages or residential mortgages and no consumer borrowings;

•	ten different CLO Fund securities; six of such CLO Funds are managed by Katonah Debt Advisors; and

•	one CLO Fund security, not managed by Katonah Debt Advisors, representing a fair value of $1,000 is not currently providing a dividend payment to the Company.

Katonah Debt Advisors

•	represents approximately 16% of total assets;

•	represents our 100% ownership of the equity interest of a profitable CLO Fund manager focused on corporate credit investing;

•	has approximately $1.9 billion of par value of assets under management;

•	receives contractual and recurring asset management fees based on par value of managed investments;

•	typically receives a one-time structuring fee upon completion of a new CLO Fund;

•	may receive an incentive fee upon liquidation of a CLO Fund provided that the CLO Fund achieves a minimum designated return on investment;

•	dividends paid by Katonah Debt Advisors are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend;

•	for the three months ended March 31, 2011, Katonah Debt Advisors had pre-tax net income before net capital losses of approximately $450,000; and

•	for the three months ended March 31, 2011, Katonah Debt Advisors made no distributions to the Company in the form of a dividend which is recognized as current earnings to the Company.

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities. We generate interest income from our investments in debt securities which consist primarily of senior and junior secured loans. Our debt securities portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Dividends from Investments in CLO Fund Securities. We generate dividend income from our investments in the securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by Katonah Debt Advisors as “CLO fund securities managed by affiliate.” The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. Our CLO Fund securities that are subordinated securities or preferred shares (“junior securities”) are subordinated to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants my lead to the temporary suspension or deferral of cash distributions to us.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Affiliate Asset Manager. We generate dividend income from our investment in Katonah Debt Advisors, an asset management company, which is a wholly-owned portfolio company that manages CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As a manager of CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors generally are not subject to market value fluctuations in the underlying collateral. In future years, Katonah Debt Advisors may receive incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Capital Structuring Service Fees. We may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Expenses

We are internally managed and directly incur the cost of management and operations; as a result, we incur no management fees or other fees to an external advisor. Our expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees.

Interest and Amortization of Debt Issuance Costs. Interest expense is dependent on the average outstanding balance on our borrowings and the base index rate for the period. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

Compensation Expense. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and annual bonus expenses are estimated and accrued. Our compensation arrangements with our employees contain a significant profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensation costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses. The balance of our expenses include professional fees (primarily legal, accounting, valuation and other professional services), occupancy costs and general administrative and other costs.

Net Change in Unrealized Depreciation on Investments

During the three months ended March 31, 2011, the Company’s investments had a net change in unrealized appreciation of approximately $6.4 million; during three months ended March 31, 2010, the Company’s investments had a net change in unrealized appreciation of approximately $1 million.

The net change in unrealized appreciation for the three months ended March 31, 2011 is primarily due to (i) an approximate $2.7 million net increase in the market value of certain loans as a result of credit considerations and current market conditions; (ii) an approximate $2.9 million increase in the net value of CLO Fund securities; and (iii) an approximate $703,000 increase in the value of Katonah Debt Advisors (an approximate $800,000 increase in unrealized appreciation offset by an approximate $100,000 decrease in the cost basis of Katonah Debt Advisors).

Net Change in Stockholders’ Equity Resulting From Operations

The net change in stockholders’ equity resulting from operations for the three months ended March 31, 2011 and 2010 was an increase of approximately $10 million and an increase of $2 million, respectively, or an increase of $0.42 and $0.07 per share, respectively.

Dividends

For the three months ended March 31, 2011, we declared a $0.17 dividend per share. As a result, there was a dividend distribution of approximately $4 million for the first quarter declaration, which was booked in the second quarter. We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year;

•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

The amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses). Generally, we seek to fund our dividends from GAAP current earnings, primarily from net interest and dividend income generated by our investment portfolio and without a return of capital or a high reliance on realized capital gains. The following table sets forth the quarterly dividends declared by us since the most recent completed calendar year, which represent an amount equal to our estimated net investment income for the specified quarter, including income distributed from Katonah Debt Advisors received by the Company, if any, plus a portion of any prior year undistributed amounts of net investment income distributed in subsequent years:

	Dividend	Declaration Date	Record Date	Pay Date
2011:
First quarter	$0.17	3/21/2011	4/8/2011	4/29/2011
2010:
Fourth quarter	$0.17	12/13/2010	12/24/2010	1/29/2011
Third quarter	0.17	9/20/2010	10/8/2010	10/29/2010
Second quarter	0.17	6/23/2010	7/7/2010	7/29/2010
First quarter	0.17	3/19/2010	4/7/2010	4/29/2010

Total declared for 2010	$0.68

Due to our ownership of Katonah Debt Advisors and certain timing, structural and tax considerations our dividend distributions may include a return of capital for tax purposes. For the three months ended March 31, 2011, Katonah Debt Advisors had approximately $450,000 of pre-tax net income before net capital losses and made no distributions to us. For the three months ended March 31, 2010, Katonah Debt Advisors earned approximately $650,000 of pre-tax net income and made no distributions to us; dividends are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations.

INVESTMENT PORTFOLIO

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

The following table shows the Company’s portfolio by security type at March 31, 2011 and December 31, 2010:

	March 31, 2011 (unaudited)			December 31, 2010
	Cost	Fair Value	% [1]	Cost	Fair Value	% ¹
Security Type
Time Deposits	$168,132	$168,132	—%	$720,225	$720,225	—%
Money Market Account	169,858	169,858	—	210,311	210,311	—
Senior Secured Loan	31,815,722	23,276,764	12	34,183,551	22,001,256	12
Junior Secured Loan	73,991,930	60,010,630	31	76,896,867	63,944,003	34
Mezzanine Investment	10,744,496	250,000	—	10,744,496	250,000	—
Senior Subordinated Bond	4,320,342	4,528,209	2	4,320,596	4,490,709	3
CLO Fund Securities	68,300,589	55,981,000	28	68,280,200	53,031,000	28
Equity Securities	16,199,845	7,388,465	4	13,232,266	4,437,871	3
Preferred	400,000	373,560	—	650,961	607,921	—
Affiliate Asset Managers	44,393,453	42,196,000	22	44,532,329	41,493,000	22

Total	$250,504,367	$194,342,618	99%	$253,771,802	$191,186,296	102%

[1]	Calculated as a percentage of net asset value.

Investment Securities

We invest in senior secured loans, mezzanine debt and, to a lesser extent, equity, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other industries if we are presented with attractive opportunities.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ materially from the values that would have existed had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy, were adopted by us in the first quarter of 2010. Note 4 to the financial statements reflects the amended disclosure requirements. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement is effective for fiscal years beginning after December 15, 2010 and for interim periods within those years, with early adoption permitted. The Company is evaluating the increased disclosure requirements for implementation by the effective date. Since this new guidance only amends the disclosures requirements, it did not impact our statements of financial position, statements of operations, or cash flow statements.

Accounting Standards Codification Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosure “) requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Loans and Debt Securities

To the extent that our investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of our investments are illiquid investments with little or no trading activity. Further, we have been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments we own. As a result, for most of our assets, we determine fair value using alternative methodologies and models using available market data, as adjusted, to reflect the types of assets we own, their structure, qualitative and credit attributes and other asset specific characteristics.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy.

Equity and Equity-Related Securities

Our equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA, cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of our equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity-related securities are classified as Level III when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies as applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

At March 31, 2011 and March 31, 2010, our investments in income producing loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 8.7% and 6.4%, respectively.

The investment portfolio (excluding the Company’s investment in Katonah Debt Advisors and CLO Funds) at March 31, 2011 was spread across 19 different industries and 28 different entities with an average balance per entity of approximately $3 million. As of March 31, 2011, all but four of our portfolio companies (representing less than 1% of total investments at fair value) were current on their debt service obligations. Our portfolio, including the CLO Funds in which it invests, and the CLO Funds managed by Katonah Debt Advisors consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the U.S., which investments are generally not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made. At March 31, 2011, approximately 22% of our total assets were foreign assets (including our investments in the CLO Funds, which are typically domiciled outside the U.S.). We are generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”). However, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

At March 31, 2011, our ten largest portfolio companies represented approximately 64% of the total fair value of our investments. Our largest investment, Katonah Debt Advisors which is our wholly-owned portfolio company, represented 16% of the total fair value of our investments. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 27% of the total fair value of our investments.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of March 31, 2011, we had approximately $56 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. The underlying assets in the CLO Funds exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments.

Our CLO Fund investments as of March 31, 2011 and December 31, 2010 are as follows:

			March 31, 2011 (unaudited)		December 31, 2010
CLO Fund Securities	Investment	% [1]	Cost	Fair Value	Cost	Fair Value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,722,113	$3,550,000	$4,720,982	$3,150,000
Katonah III, Ltd.	Preferred Shares	23.1	4,500,000	820,000	4,500,000	470,000
Katonah IV, Ltd.	Preferred Shares	17.1	3,150,000	1,890,000	3,150,000	1,300,000
Katonah V, Ltd.3	Preferred Shares	26.7	3,320,000	1,000	3,320,000	1,000
Katonah VII CLO Ltd.2	Subordinated Securities	16.4	4,500,000	2,470,000	4,500,000	2,090,000
Katonah VIII CLO Ltd.2	Subordinated Securities	10.3	3,400,000	2,190,000	3,400,000	1,690,000
Katonah IX CLO Ltd.2	Preferred Shares	6.9	2,000,000	1,400,000	2,000,000	1,300,000
Katonah X CLO Ltd.2	Subordinated Securities	33.3	11,617,246	9,480,000	11,612,676	8,820,000
Katonah 2007-1 CLO Ltd.2	Preferred Shares	100.0	29,998,944	26,070,000	29,987,959	26,200,000
Katonah 2007-1 CLO Ltd.2	Class B-2L Notes	100.0	1,092,286	8,110,000	1,088,582	8,010,000

Total			$68,300,589	$55,981,000	$68,280,199	$53,031,000

[1]	Represents percentage of class held.
[2]	An affiliate CLO Fund managed by Katonah Debt Advisors.
[3]	As of March 31, 2011, this CLO Fund Security was not providing a dividend distribution.

Our investments in the CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested. We recognize unrealized appreciation or depreciation on our investments in the CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in the CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III (as described in—“Critical Accounting Policies—Valuation of Portfolio Investments” below) investment unless specific trading activity can be identified at or near the valuation date. When available, Level II (as described in “—Critical Accounting Policies—Valuation of Portfolio Investments” below) market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterizations of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. We evaluate the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds, and also considers other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

The unaudited table below summarizes certain attributes of each CLO Fund as per their most recent trustee reports as of March 31, 2011:

CLO Fund Securities [1]	Number of Securities	Number of Issuers	Number of Industries	Average Security Position Size	Average Issuer Position Size
Grant Grove CLO, Ltd.	279	220	33	$1,007,755	$1,278,016
Katonah III, Ltd.	187	110	29	1,661,372	2,824,333
Katonah IV, Ltd.	153	96	26	896,993	1,429,582
Katonah V, Ltd.	213	128	28	476,991	793,743
Katonah VII CLO Ltd.	240	183	32	1,318,551	1,729,247
Katonah VIII CLO Ltd.	262	198	32	1,355,977	1,794,273
Katonah IX CLO Ltd.	271	203	31	1,457,100	1,945,193
Katonah X CLO Ltd.	270	201	31	1,712,963	2,300,995
Katonah 2007-1 CLO Ltd.	238	185	31	1,228,992	1,581,081

[1]	All data from most recent Trustee reports as of March 31, 2011.

In May 2009, we purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). We purchased the Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of March 31, 2011 were approximately $8 million, $1 million, and $7 million, respectively, and at December 31, 2010, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $8 million, $1 million, and $7 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by us and Katonah 2007-1 is current in the payment of all quarterly distributions in respect of the B-2L notes and the preferred shares.

All CLO Funds managed by Katonah Debt Advisors are currently making quarterly dividend distributions to us and are paying all senior and subordinate management fees to Katonah Debt Advisors. With the exception of the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to us.

Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management on which it earns management fees, and was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds its operating expenses.

The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors are not subject to market value fluctuations in the underlying collateral. The annual management fees Katonah Debt Advisors receives have two components—a senior management fee and a subordinated management fee. During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. During the year ended December 31, 2010, approximately $5 million of deferred subordinated management fees were paid. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Subject to market conditions, we expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and, if debt markets stabilize and recover, to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses pursuant to an overhead allocation agreement with the Company associated with its operations, including compensation of its employees, may be distributed to Kohlberg Capital. Cash distributions of Katonah Debt Advisors’ net income are recorded as dividends from an affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. Our investment in Katonah Debt Advisors is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment. Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, CLO equity investments and other equity-based investments, which may include warrants.

Total portfolio investment activity (excluding activity in time deposit and money market investments) for the three months ended March 31, 2011 and for the year ended December 31, 2010 was as follows:

	Debt Securities	CLO Fund Securities	Equity Securities	Affiliate Asset Managers	Total Portfolio
Fair Value at December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495
2010 Activity:			—
Purchases / originations /draws	9,981,426	—	1,927,366	3,780,817	15,689,609
Pay-downs / pay-offs / sales	(208,820,375)	—	—	—	(208,820,375)
Net accretion of discount	381,676	85,150	—	—	466,826
Net realized losses	(17,053,242)	—	(809,742)	—	(17,862,984)
Decrease in fair value	9,196,912	3,974,850	(1,142,038)	(20,352,537)	(8,322,813)

Fair Value at December 31, 2010	91,042,926	53,031,000	4,688,832	41,493,000	190,255,758
Year to Date 2011 Activity:
Purchases / originations /draws	17,424,281	—	2,858,387	—	20,282,668
Pay-downs / pay-offs / sales	(20,895,314)	—	(141,769)	(138,875)	(21,175,958)
Net accretion of discount	24,736	20,390	—	—	45,126
Net realized losses	(1,826,723)	—	—	—	(1,826,723)
Increase (decrease) in fair value	2,669,255	2,929,610	(16,985)	841,875	6,423,755

Fair Value at March 31, 2011	$88,439,163	$55,981,000	$7,388,465	$42,196,000	$194,004,628

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase (decrease) in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments, is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three months ended March 31, 2011 and 2010.

Investment Income

Investment income for the three months ended March 31, 2011 and 2010 was approximately $7 million and $7 million, respectively. Of these amounts, approximately $2 million and $5 million, respectively, was attributable to interest income on our loan and bond investments. The decrease in interest income on our loan and bond portfolio is primarily due to reduced loan and bond investment balances as a result of the sale, prepayment and amortization of such investments since March 31, 2010. Rather than reinvest such proceeds, such proceeds were used primarily to fully repay, on January 31, 2011, the outstanding balance of our secured credit facility which had a balance of $199 million at March 31, 2010. For the three months ended March 31, 2011 and 2010, approximately $3 million and $2 million of investment income is attributable to dividends earned on CLO equity investments, respectively. The increase in income attributable to dividends earned on CLO equity investments is due to the enhanced financial performance of such investments and their resultant distributions to us. At March 31, 2010, approximately 19% of our total CLO Fund securities at fair value made no distributions to us as compared to nearly 100% of total CLO Fund securities making distributions to us as of March 31, 2011.

For the three months ended March 31, 2011, we received a $2 million cash settlement to settle litigation previously initiated by us against the lenders related to our secured credit facility which we fully repaid on January 31, 2011. Upon receipt, this settlement was recognized as other income during the three months ended March 31, 2011.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities. The level of excess spread from CLO Fund securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Dividends from Affiliate Asset Manager

As of March 31, 2011, our investment in Katonah Debt Advisors was approximately $42 million. For the three months ended March 31, 2011 and 2010, Katonah Debt Advisors had pre-tax net income before net capital losses of approximately $450,000 and $650,000, respectively. For the three months ended March 31, 2011 and 2010, Katonah Debt Advisors made no distributions of net income.

Distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. The Company intends to distribute the accumulated undistributed net income of Katonah Debt Advisors in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, Katonah Debt Advisors’ net income is further reduced by approximately $2 million per annum for tax goodwill amortization resulting from its acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

Total expenses for the three months ended March 31, 2011 and 2010 were approximately $2 million and $4 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, were approximately $297,000 and $3 million, respectively, on average debt outstanding of $36 million and $203 million, respectively. Approximately $841,000 and $788,000, respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the three months ended March 31, 2011 and 2010. For the three months ended March 31, 2011, other expenses included approximately $1 million for professional fees, insurance, administrative and other. For the three months ended March 31, 2010, other expenses included approximately $901,000 for professional fees, insurance, administrative and other. For the three months ended March 31, 2011 and 2010, administrative and other costs (including occupancy expense, insurance, technology and other office expenses) totaled approximately $313,000 and $290,000, respectively.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our borrowings and the related interest rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are generally paid annually.

Professional fee expenses for the three months ended March 31, 2011 are higher by approximately $260,000 relative to the same prior year period primarily due to fees paid to a third party advisor for strategic analysis of debt and equity alternatives as well as increased accounting fees related to our recent issuance of Senior Convertible Notes. Such increase was offset, in part, by reduced legal fees.

Net Unrealized Appreciation on Investments

During the three months ended March 31, 2011 and 2010, our total investments had a change in net unrealized appreciation of approximately $6.4 million, and a change in net unrealized appreciation of approximately $1 million, respectively. For the three months ended March 31, 2011, Katonah Debt Advisors had a change in unrealized appreciation of approximately $842,000 and our middle market portfolio of debt securities, equity securities and CLO Fund securities had a change in net unrealized appreciation of approximately $4 million. For the three months ended March 31, 2010, Katonah Debt Advisors had a change in unrealized depreciation of $5 million offset by a change in unrealized appreciation of approximately $6 million on debt securities, equity securities and CLO Fund securities in our investment portfolio.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations for the three months ended March 31, 2011 was approximately $10 million, or an increase of $0.42 per share. The net increase in stockholders’ equity resulting from operations for the three months ended March 31, 2010 was approximately $2 million, or $0.07 per share.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

In addition to the traditional sources of available funds (issuance of new equity, debt or undrawn warehouse facility capacity, if available), we also have the ability to raise additional cash funds through the securitization of assets on our balance sheet through our wholly-owned asset manager, Katonah Debt Advisors. Such a securitization would provide cash for new investments on our balance sheet as well as additional management fee income and potentially increased value (as a result of increased assets under management) for Katonah Debt Advisors. No new securitizations by Katonah Debt Advisors have closed since January 2008.

As a BDC, we are limited in the amount of leverage we can incur to finance our investment portfolio. In order to incur new debt, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock. As a result, our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.

As of March 31, 2011 and December 31, 2010 the fair value of investments and cash and cash equivalents were as follows:

Security Type	Investments at Fair Value
	March 31, 2011	December 31, 2010
Cash and cash equivalents	$70,747,215	$10,175,488
Time Deposits	168,132	720,225
Money Market Accounts	169,858	210,311
Senior Secured Loans	23,276,764	22,001,256
Junior Secured Loans	60,010,630	63,944,003
Mezzanine Investment	250,000	250,000
Senior Subordinate Bond	4,528,209	4,490,709
CLO Fund Securities	55,981,000	53,031,000
Equity Securities	7,388,465	4,688,832
Preferred	373,560	—
Affiliate Asset Managers	42,196,000	41,493,000

Total	$265,089,833	$201,004,824

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing.

On March 16, 2011, we issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Senior Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, we issued an additional $5 million of such Senior Convertible Notes for a total of $60 million in aggregate principal amount. As of March 31, 2011, we had approximately $60 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 428%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit. Such financing arrangements may include a new secured and/or unsecured credit facility, the issuance of preferred securities or debt guaranteed by the Small Business Administration. We also believe that our current cash position, certain loan investments and cash income earned by our investment portfolio are adequate for our current liquidity needs.

COMMITMENTS AND OFF-BALANCE SHEET ARRANGEMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of our investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of both

March 31, 2011 and December 31, 2010, we had committed to make a total of approximately $2 million and $2 million, respectively, of investments in various revolving senior secured loans, of which approximately $1 million had been funded as of March 31, 2011 and $1 million had been funded as of December 31, 2010. As of March 31, 2011 and December 31, 2010, we had committed to make no investments in delayed draw senior secured loans.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2010:

	Payments Due by Period
Contractual Obligations	Total	Less than one year	1 – 3 years	3-5 years	More than Five Years
Operating lease obligations	$655,415	$328,436	$326,979	—	—
Long-term debt obligations (1)	86,746,582	86,746,582	—	—	—
Unused lending commitments (2)	920,000	920,000	—	—	—

Total	$88,321,997	$87,995,018	$326,979	$—	$—

(1)	On January 31, 2011, the outstanding balance of our borrowings was repaid in full.
(2)	Represents the unfunded lending commitment in connection with revolving lines of credit or delayed funding draws on loans made to portfolio companies.

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the basis of presentation, valuation of investments, and certain revenue recognition matters as discussed below.

Basis of Presentation

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the fiscal year ended December 31, 2010, as filed with the Commission.

Accounting Standards Codification. In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement establishing the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. The ASC reorganized existing U.S. accounting and reporting standards issued by the FASB and other related private sector standard setters into a single source of authoritative accounting principles arranged by topic. The standard explicitly recognizes rules and interpretive releases of the SEC under federal securities laws as authoritative GAAP for SEC registrants. The ASC supersedes all existing U.S. accounting standards; all other accounting literature not included in the ASC (other than Securities and Exchange Commission guidance for publicly-traded companies) is considered non-authoritative. The ASC was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009. The adoption of the ASC changed our references to GAAP accounting standards but did not impact our results of operations, financial position or liquidity.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We are, for GAAP purposes, an investment company under the AICPA Audit and Accounting Guide for Investment Companies. As a result, we reflect our investments on our balance sheet at their estimated fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price). Additionally, we do not consolidate majority or wholly-owned and controlled investments.

We follow ASC Fair Values and Disclosures (“Fair Value Measurements and Disclosures”), which among other things, requires enhanced disclosures about financial instruments carried at fair value. See Note 4 to the financial statements for the additional information about the level of market observability associated with investments carried at fair value.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in the CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) the net asset value of the CLO Fund for CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there are negligible net cash distributions to the class of securities we own, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. We recognize unrealized appreciation or depreciation on our investments in the CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in the CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in the CLO Fund securities on an individual security-by-security basis.

Our investment in Katonah Debt Advisors is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

We derive fair value for our illiquid loan investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach, and also consider recent loan amendments or other activity specific to the subject asset as described above. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments. Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

The determination of fair value using this methodology takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. This valuation methodology involves a significant degree of management’s judgment.

After our adoption of Fair Value Measurements and Disclosures, investments measured and reported at fair value are classified and disclosed in one of the following categories:

•

Level I—Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures , the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

•

Level II—Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

•

Level III—Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation.

Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment. Substantially all of our investments are classified as Level III.

Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2011, four issuers representing 1% of our total investments at fair value were on non-accrual status. As of December 31, 2010, five issuers representing 4% of our total investments at fair value were on non-accrual status.

Dividend Income from CLO Fund Securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. Our CLO Fund securities are subordinate to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Affiliate Asset Manager

We record dividend income from our affiliate asset manager on the declaration date, which represents the ex-dividend date.

Payment in Kind Interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options or restricted stock under the Kohlberg Capital Corporation 2006 Equity Incentive Plan, as amended (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We follow ASC Compensation—Stock Compensation, a method by which the fair value of options or restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants.

We are internally managed and therefore do not incur management fees payable to third parties.

United States Federal Income Taxes

The Company has elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of our common stock.

Recent Accounting Pronouncements

Improved Disclosures Regarding Fair Value Measurements. In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. Management currently believes that the adoption of this ASU will not have a material impact on the Company’s operating results, financial position or cash flows.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels I and II, and activity in Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 4 “—Investments” and did not have a material impact on the Company’s financial results.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of March 31, 2011, approximately 84% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of March 31, 2011, we had $60 million of borrowings outstanding at a fixed rate of 8.75%.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising or lowering interest rates, our current cost of debt would remain the same at 8.75% given that our debt is at a fixed rate. We would expect that an increase in the base rate index for our floating rate investment assets would increase our net investment income and that a decrease in the base rate index for such assets would decrease our net investment income (in either case, such increase/decrease may be limited by interest rate floors/minimums for certain investment assets).

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at March 31, 2011 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase of a 1% change in interest rates would correspondingly increase net interest income proportionately by approximately $2 million over a one-year period. Conversely, a hypothetical decrease of a 1% change in interest rates would correspondingly decrease net interest income proportionately by approximately $629,000 over a one-year period.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of March 31, 2011.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Investments for which market quotations are generally readily available are generally valued at such market quotations. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ materially from the values that would have been used had a ready market existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the value realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

In 2010, we engaged an independent valuation firm to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The valuation firm concluded that our CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly. The Board of Directors may engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of its valuation processes.

OBLIGATIONS AND INDEBTEDNESS

The Company’s debt obligations consist of the following:

	As of March 31, 2011	As of December 31, 2010
Senior Convertible Notes, due March 15, 2016	$60,000,000	$—
Secured credit facility, due February 28, 2011 (1)	$—	$86,746,582

(1)	February 28, 2011 was the maturity date as established for the credit facility by a Forbearance and Settlement Agreement dated September 20, 2010. This borrowing was fully repaid on January 31, 2011.

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582. On January 31, 2011, the Company repaid in full the outstanding balance under this facility, resulting in the lenders’ release to the Company of approximately $73 million of collateral previously securing the facility and their payment of $2 million cash settlement to the Company.

Senior Convertible Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Senior Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Senior Convertible Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Senior Convertible Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Senior Convertible Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Senior Convertible Notes are senior unsecured obligations of the Company.

The Senior Convertible Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Senior Convertible Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock. The conversion rate will be subject to adjustment upon certain events.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Senior Convertible Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.

No holder of Senior Convertible Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Senior Convertible Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Senior Convertible Notes upon a fundamental change at a price equal to 100% of the principal amount of the Senior Convertible Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Senior Convertible Notes, the Company incurred approximately $2.3 million of debt offering costs which are being amortized over the term of the facility on a straight-line basis, which approximates the effective yield method, of which approximately $2.3 million remains to be amortized at March 31, 2011.

The Senior Convertible Notes have been analyzed for any features that would require its accounting to be bifurcated and, as a result, they are recorded as a liability at their contractual amounts.

For the period from March 16, 2011 (the date of issuance of the notes) to March 31, 2011, the Company recorded approximately $230,000 of interest costs and amortization of financing costs as interest expense.

Fair Value of Senior Convertible Notes. The Company carries the Senior Convertible Notes at cost. The Senior Convertible Notes were issued in a private placement and there is no active trading of these notes. The fair value of the Company’s outstanding Senior Convertible Notes was approximately $62.5 million at March 31, 2011. The fair value was determined based on the average of indicative bid and offer pricing for the Senior Convertible Notes.

BUSINESS

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. We acquired Katonah Debt Advisors and certain related assets prior to our initial public offering from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focused on middle market investing. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management.

Our investment objective is to generate current income and capital appreciation from our investments. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

As a Regulated Investment Company (“RIC”), for U.S. federal tax purposes, we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level taxes on any income that we distribute in a timely manner to our stockholders.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2011 was $8.64. On March 31, 2011, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $8.26.

CORPORATE HISTORY AND OFFICES

We were formed in August 2006 as a Delaware limited liability company. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock to affiliates of Kohlberg & Company in exchange for the ownership interests of Katonah Debt Advisors and in securities issued by CLO Funds managed by Katonah Debt Advisors and two other asset managers.

KEY QUANTITATIVE AND QUALITATIVE FINANCIAL MEASURES AND INDICATORS

Our net asset value per share was $8.64 and $8.21 as of March 31, 2011 and December 31, 2010, respectively. As we must report our assets at fair value for each reporting period, net asset value also represents the amount of stockholder’s equity per share for the reporting period. Our net asset value is comprised mostly of investment assets less debt and other liabilities:

	March 31, 2011 (unaudited)		December 31, 2010
	Fair Value ¹	Per Share ¹	Fair Value ¹	Per Share ¹
Investments at fair value:
Investments in time deposits	$168,132	$0.01	$720,225	$0.03
Investments in money market accounts	169,858	0.01	210,311	0.01
Investments in debt securities	88,439,163	3.88	91,042,928	4.00
Investments in CLO Fund securities	55,981,000	2.45	53,031,000	2.33
Investments in equity securities	7,388,465	0.32	4,688,832	0.21
Investments in asset manager affiliates	42,196,000	1.85	41,493,000	1.82
Cash	70,747,215	3.10	10,175,488	0.45
Restricted Cash	—	—	67,023,170	2.93
Other assets	5,927,941	0.26	11,437,732	0.50

Total Assets	$271,017,774	$11.88	$279,822,686	$12.28
Borrowings	$—	$—	$86,746,582	$3.81
Other liabilities	13,970,303	0.61	6,150,437	0.27
Senior Convertible Notes	60,000,000	2.63	—	—

Total Liabilities	$73,970,303	$3.24	$92,897,019	$4.08

NET ASSET VALUE	$197,047,471	$8.64	$186,925,667	$8.21

[1]

Our balance sheet at fair value and resultant net asset value are calculated on a basis consistent with accounting principles generally accepted in the United States of America (“GAAP”). Our per share presentation of such amounts (other than net asset value per share) is an internally derived non-GAAP performance measure calculated by dividing the applicable balance sheet amount by outstanding shares. We believe that the per share amounts for such balance sheet items are helpful in analyzing our balance sheet both quantitatively and qualitatively in that our shares may trade based on a percentage of net asset value and individual investors may weight certain balance sheet items differently in performing an analysis of the Company.

Please refer to “—Investment Portfolio” below for a further description of our investment portfolio and the fair value thereof.

Leverage

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such borrowing. As of March 31, 2011, we had approximately $60 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 428%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

At December 31, 2010, we had approximately $87 million of outstanding indebtedness through a secured credit facility. On January 31, 2011, we repaid in full the outstanding balance under this facility. As a result, approximately $73 million of collateral previously securing the facility was released to us and we also received a

$2 million cash settlement from the lenders to settle litigation previously initiated by us against the lenders. In order to pay off this facility, we utilized proceeds received from the paydown, amortization or sale of portfolio loan investments totaling approximately $133 million together with available cash.

On March 16, 2011, we issued $55 million in aggregate principal amount of unsecured 8.75% Senior Convertible notes due 2016 (“Senior Convertible Notes”). On March 23, 2011, pursuant to an over-allotment option, we issued an additional $5 million of such Senior Convertible Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Senior Convertible Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Senior Convertible Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Senior Convertible Notes are senior unsecured obligations of the Company.

The Senior Convertible Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Senior Convertible Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock. The conversion rate will be subject to adjustment upon certain events.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit.

INVESTMENT PORTFOLIO

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market investment business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage, including through future borrowing facilities and issuing debt securities. We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

Our middle market investment business targets companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

We expect to continue to benefit from our ownership of Katonah Debt Advisors in four ways. First, by working with the investment professionals at Katonah Debt Advisors, we have multiple sources of investment opportunities. Second, the experienced team of credit analysts at Katonah Debt Advisors, the members of which also serve as officers of the Company, have specializations covering more than 20 industry groups and they assist us in reviewing potential investments and monitoring our portfolio. Third, we may continue to make investments in CLO Funds or other funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. Fourth, we expect to continue to receive distributions of recurring fee income and the potential to generate capital appreciation from our investment in Katonah Debt Advisors as the platform grows.

The following table shows the Company’s portfolio by security type at March 31, 2011 and December 31, 2010:

	March 31, 2011 (unaudited)			December 31, 2010
Security Type	Cost	Fair Value	% ¹	Cost	Fair Value	% ¹
Time Deposits	$168,132	$168,132	—%	$720,225	$720,225	—%
Money Market Account	169,858	169,858	—	210,311	210,311	—
Senior Secured Loan	31,815,722	23,276,764	12	34,183,551	22,001,256	12
Junior Secured Loan	73,991,930	60,010,630	31	76,896,867	63,944,003	34
Mezzanine Investment	10,744,496	250,000	—	10,744,496	250,000	—
Senior Subordinated Bond	4,320,342	4,528,209	2	4,320,596	4,490,709	3
CLO Fund Securities	68,300,589	55,981,000	28	68,280,200	53,031,000	28
Equity Securities	16,199,845	7,388,465	4	13,232,266	4,437,871	3
Preferred	400,000	373,560	—	650,961	607,921	—
Affiliate Asset Managers	44,393,453	42,196,000	22	44,532,329	41,493,000	22

Total	$250,504,367	$194,342,618	99%	$253,771,802	$191,186,296	102%

¹	Calculated as a percentage of net asset value.

Investment Securities

We invest in senior secured loans, mezzanine debt and, to a lesser extent, equity, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. However, we may invest in other industries if we are presented with attractive opportunities.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will provide a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ materially from the values that would have existed had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy, were adopted by us in the first quarter of 2010. Note 4 to the financial statements reflects the amended disclosure requirements. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement is effective for fiscal years beginning after December 15, 2010 and for interim periods within those years, with early adoption permitted. The Company is evaluating the increased disclosure requirements for implementation by the effective date. Since this new guidance only amends the disclosures requirements, it did not impact our statements of financial position, statements of operations, or cash flow statements.

Accounting Standards Codification Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosure”) requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments in illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

In 2010, the Company engaged an independent valuation firm to provide a third-party review of the company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level II trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Loans and Debt Securities

To the extent that our investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of our investments are illiquid investments with little or no trading activity. Further, we have been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments we own. As a result, for most of our assets, we determine fair value using alternative methodologies and models using available market data, as adjusted, to reflect the types of assets we own, their structure, qualitative and credit attributes and other asset specific characteristics.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy.

Equity and Equity-Related Securities

Our equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA, cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of our equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity-related securities are classified as Level III when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies as applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

At March 31, 2011 and March 31, 2010, our investments in income producing loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 8.7% and 6.4%, respectively.

The investment portfolio (excluding the Company’s investment in Katonah Debt Advisors and related affiliates controlled by us and CLO Funds) at March 31, 2011 was spread across 19 different industries and 28 different entities with an average balance per entity of approximately $3 million. As of March 31, 2011, all but four of our portfolio companies (representing less than 1% of total investments at fair value) were current on their debt service obligations. Our portfolio, including the CLO Funds in which it invests, and the CLO Funds managed by Katonah Debt Advisors consist almost exclusively of credit instruments issued by corporations and do not include investments in asset-backed securities, such as those secured by commercial mortgages, residential mortgages or other consumer borrowings.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio at the time of investment. We expect that these public companies generally will have debt that is non-investment grade. We also may invest in debt of middle market companies located outside of the U.S., which investments are generally not anticipated to be in excess of 10% of our investment portfolio at the time such investments are made. At March 31, 2011, approximately 22% of our total assets were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S.). We are generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”). However, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

At March 31, 2011, our ten largest portfolio companies represented approximately 64% of the total fair value of our investments. Our largest investment, Katonah Debt Advisors which is our wholly-owned portfolio company, represented 16% of the total fair value of our investments. Excluding Katonah Debt Advisors and CLO Fund securities, our ten largest portfolio companies represent approximately 27% of the total fair value of our investments.

As of December 31, 2010, our investments in income producing loans and debt securities had an annual weighted average interest rate of approximately 8.6%.

The characteristics of our investment securities at fair value, excluding CLO equity securities are presented in the following table as of each quarter end from March 31, 2009 through December 31, 2010.

	4Q10		3Q10		2Q10		1Q10
Security Type ($ in millions)	$	%	$	%	$	%	$	%
First Lien	$22.0	23%	$95.7	49%	$123.3	53%	$143.3	51%
Second Lien/Mezzanine/Bond	68.7	72	94.9	48	103.1	44	132.8	47
Equity	4.4	5	5.7	3	6.2	3	5.6	2
Preferred	0.6	1	0.6	—	0.7	—	0.7	—

Total	$95.7	100%	$196.9	100%	$233.4	100%	$282.4	100%

	4Q09		3Q09		2Q09		1Q09
Security Type ($ in millions)	$	%	$	%	$	%	$	%
First Lien	$159.1	53%	$166.6	51%	$170.8	52%	$181.3	54%
Second Lien/Mezzanine/Bond	138.3	46	156.8	48	155.6	47	151.4	45
Equity	4.7	1	4.5	1	4.7	1	4.8	1

Total	$302.1	100%	$327.9	100%	$331.1	100%	$337.5	100%

The industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2010 and December 31, 2009, were as follows:

	December 31, 2010			December 31, 2009
Industry Classification	Cost	Fair Value	% (1)	Cost	Fair Value	% (1)
Aerospace and Defense	$6,499,518	$5,613,844	3%	$33,652,058	$33,416,670	8%
Asset Management Companies (2)	44,532,329	41,493,000	22	40,751,511	58,064,720	14
Automobile	—	—	—	1,940,876	1,800,631	—
Broadcasting and Entertainment	—	—	—	2,986,206	2,862,000	1
Buildings and Real Estate (3)	32,845,509	6,923,963	3	36,498,537	9,840,946	2
Cargo Transport	4,940,182	4,940,182	3	13,389,865	13,359,403	3
Chemicals, Plastics and Rubber	—	—	—	3,970,688	4,000,000	1
CLO Fund Securities	68,280,200	53,031,000	28	68,195,049	48,971,000	12
Containers, Packaging and Glass	3,009,682	3,000,000	2	7,056,701	6,852,738	2
Diversified/Conglomerate Manufacturing	—	—	—	4,046,728	4,042,346	1
Diversified/Conglomerate Service	10,384,036	8,345,287	3	15,382,035	14,350,438	4
Ecological	—	—	—	2,695,103	2,699,907	1
Electronics	3,006,137	3,176,250	2	14,874,472	14,407,265	4
Farming and Agriculture	—	—	—	1,441,277	217,001	—
Finance	—	—	—	5,460,445	5,372,881	1
Healthcare, Education and Childcare	15,113,551	15,037,936	8	41,647,084	42,177,498	10
Home and Office Furnishings, Housewares, and Durable Consumer Goods	9,654,903	8,804,450	5	20,694,006	18,080,134	4
Hotels, Motels, Inns and Gaming	—	—	—	3,438,128	3,171,363	1
Insurance	4,890,322	4,049,000	2	4,861,123	4,490,000	1
Leisure, Amusement, Motion Pictures, Entertainment	2,114,458	1,983,619	1	14,572,761	14,227,907	3
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	3,477,696	3,864,600	2	33,015,472	31,956,312	8
Mining, Steel, Iron and Non-Precious Metals	14,381,863	14,430,312	8	13,861,498	13,021,854	3
Oil and Gas	—	—	—	5,998,652	6,000,000	1
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,435,000	2	14,424,931	9,146,146	2
Personal, Food and Miscellaneous Services	14,730,350	4,090,000	2	14,759,522	4,559,444	1
Printing and Publishing	5,980,529	5,669,716	3	23,867,184	23,506,057	6
Retail Stores	—	—	—	3,543,046	3,521,787	1
Time Deposits and Money Market Account	930,537	930,537	—	126	126	—
Utilities	4,000,000	2,367,600	1	16,343,228	14,989,047	5

Total	$253,771,802	$191,186,296	100%	$463,368,312	$409,105,621	100%

(1)	Calculated as a percentage of total portfolio at fair value.
(2)	Represents Katonah Debt Advisors and related affiliates controlled by the Company.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2010 and December 31, 2009, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of March 31, 2011, we had approximately $56 million invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors.

The CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. The underlying assets in the CLO Funds exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments.

Our CLO Fund investments as of March 31, 2011 and December 31, 2010 are as follows:

			March 31, 2011 (unaudited)		December 31, 2010
CLO Fund Securities	Investment	% [1]	Cost	Fair Value	Cost	Fair Value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,722,113	$3,550,000	$4,720,982	$3,150,000
Katonah III, Ltd.	Preferred Shares	23.1	4,500,000	820,000	4,500,000	470,000
Katonah IV, Ltd.	Preferred Shares	17.1	3,150,000	1,890,000	3,150,000	1,300,000
Katonah V, Ltd. [3]	Preferred Shares	26.7	3,320,000	1,000	3,320,000	1,000
Katonah VII CLO Ltd. [2]	Subordinated Securities	16.4	4,500,000	2,470,000	4,500,000	2,090,000
Katonah VIII CLO Ltd. [2]	Subordinated Securities	10.3	3,400,000	2,190,000	3,400,000	1,690,000
Katonah IX CLO Ltd. [2]	Preferred Shares	6.9	2,000,000	1,400,000	2,000,000	1,300,000
Katonah X CLO Ltd. [2]	Subordinated Securities	33.3	11,617,246	9,480,000	11,612,676	8,820,000
Katonah 2007-1 CLO Ltd. [2]	Preferred Shares	100.0	29,998,944	26,070,000	29,987,959	26,200,000
Katonah 2007-1 CLO Ltd. [2]	Class B-2L Notes	100.0	1,092,286	8,110,000	1,088,582	8,010,000

Total			$68,300,589	$55,981,000	$68,280,199	$53,031,000

[1]	Represents percentage of class held.
[2]	An affiliate CLO Fund managed by Katonah Debt Advisors.
[3]	As of March 31, 2011, this CLO Fund Security was not providing a dividend distribution.

Our investments in the CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested. We recognize unrealized appreciation or depreciation on our investments in the CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in the CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in the CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III (as described in “—Critical Accounting Policies—Valuation of Portfolio Investments” below) investment unless specific trading activity can be identified at or near the valuation date. When available, Level II (as described in “—Critical

Accounting Policies—Valuation of Portfolio Investments” below) market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterizations of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. We evaluate the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds, and also considers other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

The unaudited table below summarizes certain attributes of each CLO Fund as per their most recent trustee reports as of March 31, 2011:

CLO Fund Securities [1]	Number of Securities	Number of Issuers	Number of Industries	Average Security Position Size	Average Issuer Position Size
Grant Grove CLO, Ltd.	279	220	33	$1,007,755	$1,278,016
Katonah III, Ltd.	187	110	29	1,661,372	2,824,333
Katonah IV, Ltd.	153	96	26	896,993	1,429,582
Katonah V, Ltd.	213	128	28	476,991	793,743
Katonah VII CLO Ltd.	240	183	32	1,318,551	1,729,247
Katonah VIII CLO Ltd.	262	198	32	1,355,977	1,794,273
Katonah IX CLO Ltd.	271	203	31	1,457,100	1,945,193
Katonah X CLO Ltd.	270	201	31	1,712,963	2,300,995
Katonah 2007-1 CLO Ltd.	238	185	31	1,228,992	1,581,081

[1]	All data from most recent Trustee reports as of March 31, 2011.

In May 2009, we purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). We purchased the Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of March 31, 2011 were approximately $8 million, $1 million, and $7 million, respectively, and at December 31, 2010, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $8 million, $1 million, and $7 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by us and Katonah 2007-1 is current in the payment of all quarterly distributions in respect of the B-2L notes and the preferred shares.

All CLO Funds managed by Katonah Debt Advisors are currently making quarterly dividend distributions to us and are paying all senior and subordinate management fees to Katonah Debt Advisors. With the exception of the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to us.

Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management on which it earns management fees, and was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as an expected one-time structuring fee from the CLO Funds for its management and advisory services. In addition, Katonah Debt Advisors may also earn income related to net interest on assets accumulated for future CLO issuances on which it has provided a first loss guaranty in connection with loan warehouse arrangements for its CLO Funds. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds its operating expenses.

The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors are not subject to market value fluctuations in the underlying collateral. The annual management fees Katonah Debt Advisors receives have two components—a senior management fee and a subordinated management fee. During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. During the year ended December 31, 2010, approximately $5 million of deferred subordinated management fees have been paid. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Subject to market conditions, we expect to continue to make investments in CLO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and, if debt markets stabilize and recover, to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses pursuant to an overhead allocation agreement with the Company associated with its operations, including compensation of its employees, may be distributed to Kohlberg Capital. Cash distributions of Katonah Debt Advisors’ net income are recorded as dividends from an affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. Our investment in Katonah Debt Advisors is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment. Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Time Deposits and Money Market Accounts

Cash time deposits primarily represent overnight Eurodollar investments of cash held in non-demand deposit accounts. Such time deposits were partially restricted under terms of the facility, and may be restructured under any borrowing facilities we enter into in the future. The money market account is restricted cash held for employee flexible spending accounts.

INVESTMENTS AND OPERATIONS

Overview

We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. In addition to our middle market investment business, our wholly-owned portfolio company, Katonah Debt Advisors, manages CLO Funds, in which we also may make an investment, that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments.

Our investment objective is to generate current income and capital appreciation from our investments. In the current economic environment, capital appreciation is difficult to achieve due to real or perceived credit concerns, illiquidity in the market and the resulting impact on fair values. However, we believe our longer-term investment horizon and quality of assets will allow us to generate current income and capital appreciation on discounted assets as they amortize and repay at par.

As of March 31, 2011, we had total secured term loan, mezzanine debt, bond and equity investments of approximately $96 million, total investments in CLO Fund securities managed by our wholly-owned portfolio company Katonah Debt Advisors and three other asset managers of approximately $56 million, and total investment in 100% of Katonah Debt Advisors’ asset management company of approximately $42 million.

As of March 31, 2011, we had a portfolio of investment securities that included first and second lien secured loans. Our investments generally averaged between $1 million to $10 million, although particular investments may be larger or smaller. The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

•	senior secured term loans from $10 to $20 million maturing in five to seven years;

•	second lien term loans from $5 to $20 million maturing in six to eight years;

•	senior unsecured loans $5 to $10 million maturing in six to eight years;

•	mezzanine loans from $5 to $10 million maturing in seven to ten years; and

•	equity investments from $1 to $5 million.

When we extend senior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Investment Objective

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies, and from our investment in Katonah Debt Advisors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. We will primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by Katonah Debt Advisors or by other asset managers. However, our investment strategy is to limit the value of our investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of our total investment portfolio. We invest almost exclusively in credit instruments issued by corporations and do not invest in asset-backed securities such as those secured by commercial or residential mortgages or other consumer borrowings.

Credit and Investment Process

We employ the same due diligence intensive investment strategy that our senior management team, Katonah Debt Advisors and Kohlberg & Co. have used over the past 22 years. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;

•	companies with financing needs of $25 to $150 million;

•	companies purchased by top tier equity sponsors;

•	non-sponsored companies with successful management and systems;

•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and

•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

•	private equity sponsors;

•	regional investment banks for non-sponsored companies;

•	other middle market lenders with whom we can “club” loans;

•	Katonah Debt Advisors with regard to high-yield bonds and syndicated loans; and

•	Kohlberg & Co. with regard to selected private equity investment opportunities.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. Using our Maximum Reasonable Adversity model, we also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	Industry fundamentals;

•	Competitive position and market share;

•	Past ability to work through historical down-cycles;

•	Quality of financial and technology infrastructure;

•	Sourcing risks and opportunities;

•	Labor and union strategy;

Technology risk;

•	Diversity of customer base and product lines;

•	Quality and experience of management;

•	Quality of financial sponsor (if applicable); and

•	Acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	Income statement analysis of growth and margin trends;

•	Balance sheet analysis of working capital efficiency;

•	Cash flow analysis of capital expenditures and free cash flow;

•	Financial ratio and market share standing among comparable companies;

•	Financial projections: underwriting versus stress case;

•	Event specific Maximum Reasonable Adversity credit modeling;

•	Future capital expenditure needs and asset sale plans;

•	Downside protection to limit losses in an event of default;

•	Risk adjusted returns and relative value analysis; and

•	Enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

Credit Monitoring

Our management team has significant experience monitoring portfolios of middle market investments and this is enhanced by the credit monitoring procedures of Katonah Debt Advisors. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with management and the private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Katonah Debt Advisors, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform a monthly financial analysis of each portfolio company. This analysis typically includes:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;

•	independently computing and verifying compliance with financial covenants;

•	reviewing and analyzing monthly borrowing base, if any;

•	a monthly discussion of MD&A with management and the private equity sponsor, if applicable;

•	determining if current performance could cause future financial covenant default;

•	discussing prospects with the private equity sponsor, if applicable;

•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);

•	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and

•	a monthly update to be reviewed by both our Chief Executive Officer and Chief Investment Officer.

Investment Securities

We invest in senior secured loans and mezzanine debt and, to a lesser extent equity capital, of middle market companies in a variety of industries. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt. As of July 15, 2011, together with our wholly-owned portfolio company Katonah Debt Advisors, we had a staff of 11 investment professionals who specialize in specific industries and generally seek to invest in companies about which we have direct expertise. However, we may invest in other industries if we are presented with attractive opportunities. For more information regarding our investment securities, see “—Investment Securities,” above.

CLO Fund Securities

As of March 31, 2011, we had $56 million at fair value, invested in CLO Fund securities, including those issued by funds managed by Katonah Debt Advisors. CLO Funds managed by Katonah Debt Advisors invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have investments are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments.

The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to us and the other holders of the CLO Fund’s subordinated securities or preferred shares based on the proportionate share of such class.

The securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. As of March 31, 2011, we had $49.7 million invested at fair value in six Katonah Debt Advisors managed CLO Funds. We typically make a minority investment in the subordinated securities or preferred shares of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by CLO Funds managed by other asset management companies. For more information regarding our investment securities, see “—Investment Portfolio—Investment in CLO Fund Securities.”

Katonah Debt Advisors

Katonah Debt Advisors is our wholly-owned asset management company that manages CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments issued by corporations and do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management, and was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees as well as a one-time structuring fee from the CLO Funds for its management and advisory services. The annual management fees which Katonah Debt Advisors receives are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as Katonah Debt Advisors manages the fund. As a result, the annual management fees earned by Katonah Debt Advisors are not subject to market value fluctuations in the underlying collateral. Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to Kohlberg Capital Corporation. Cash distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager when declared. As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. Any change in value from period to period is recognized as unrealized gain or loss.

As a separately taxable corporation, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to us would generally need to be distributed to our stockholders. Katonah Debt Advisors’ taxable net income differs from GAAP net income due to both deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees, stock option expense, and interest rate caps. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties and tax goodwill amortization.

Goodwill amortizable for tax was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to our initial public offering in exchange for shares of our stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered a taxable asset purchase under the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, resulting in an annual difference between GAAP income and taxable income of approximately $2 million per year over such period.

Revenues

We generate revenue in the form of interest income on debt securities and capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. In addition, we generate revenue in the form of commitment and facility fees and, to a lesser extent, due diligence fees. Any such fees are generated in connection with our investments and recognized as earned or, in some cases, recognized over the life of the loan. We expect our investments generally to have a term of between five and eight years and bear interest at various rates ranging from 2% to 10% over the prevailing market rates for Treasury securities. Where applicable, we seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. Interest on debt securities will generally be payable monthly or quarterly, with amortization of principal typically occurring over the term of the security. In those limited instances where we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date.

We also generate dividend income from our investment in CLO equities. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to each other class of securities issued by these CLO Funds. Dividends on CLO equities are generally paid quarterly.

Expenses

Because we are an internally managed BDC, we pay the costs associated with employing investment management professionals and other employees as well as running our operations. Our primary non-interest expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing our investments and our related overhead charges and expenses, including rental expense and interest expense incurred in connection with borrowings. Because we are internally managed, we do not pay any management fees to any third party.

Our Strategic Relationship with Kohlberg & Co.

We believe that we derive substantial benefits from our strategic relationship with Kohlberg & Co. The managing partners of Kohlberg & Co. are members of our Board of Directors, and are also members of our Investment Committee. Through such participation, we have access to the expertise of these individuals in middle market and leveraged investing, which we believe enhances our capital raising, due diligence, investment selection and credit analysis activities. Affiliates of Kohlberg & Co. who serve on our Board of Directors and on our Investment Committee own, in the aggregate, approximately 5% of our outstanding common stock. Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies.

Because we are an internally managed BDC, we do not pay any fees to Kohlberg & Co. or any of its affiliates. Under the 1940 Act, we are generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

Our relationship with Kohlberg & Co., including our use of the “Kohlberg” name, is governed by the License and Referral Agreement between us and Kohlberg & Co. The initial term of the agreement is scheduled to expire on October 31, 2011, and there is no guarantee that the agreement will be renewed following such expiration and that we will continue to benefit from its provisions. See “Risk Factors—Risks Related to Our Business—The agreement governing our strategic relationship with Kohlberg & Co. is scheduled to expire on October 31, 2011 and may not be renewed.”

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies, hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to Our Business—We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team, an existing credit platform at Katonah Debt Advisors that includes experienced lenders with broad industry expertise and an Investment Committee that includes co-managing partners of Kohlberg & Co., a leading experienced and successful middle market private equity firm. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

•

Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders.

•

Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships, Katonah Debt Advisors and our strategic relationship with Kohlberg & Co.

•

Disciplined investment process. We employ a rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables. Generally, both we and the CLO Funds managed by Katonah Debt Advisors have decided not to invest in highly leveraged or “covenant light” credit facilities.

•

Katonah Debt Advisors’ credit platform. Katonah Debt Advisors serves as a source of our direct investment opportunities and cash flow, and certain credit analysts employed by Katonah Debt Advisors who also serve as officers of the Company serve as a resource for credit analysis.

•

Investments in a wide variety of portfolio companies in a number of different industries with no direct exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in Katonah Debt Advisors and CLO Fund securities) is spread across 19 different industries and 28 different entities with an average balance per investment of approximately $3 million. Our investment portfolio as well as the investment portfolios of the CLO Funds in which we have invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by companies and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

•

Strategic relationship with Kohlberg & Co. We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to continue to derive substantial benefits from our strategic relationship with Kohlberg & Co. for the remainder of the term of the agreement governing such relationship.

•

Significant equity ownership and alignment of incentives. Our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

LEGAL PROCEEDINGS

Class Actions against the Company and Certain Directors and Officers

The Company and certain directors and officers are named as defendants in three putative class actions pending in the Southern District of New York brought by stockholders of the Company and filed in December 2009 and January 2010. The complaints in these three actions allege violations of Sections 10 and 20 of the Exchange Act based on the Company’s disclosures of its year-end 2008 and first- and second-quarter 2009 financial statements. The Company moved to dismiss the consolidated amended complaint. On July 28, 2011, the Court granted that motion and dismissed the consolidated amended complaint, giving the plaintiff until August 22, 2011 to file any further amended complaint. The Company believes that the above-mentioned suit is without merit and, if the plaintiff files an amended complaint, will defend it vigorously.

SEC Investigation

On January 11, 2010, the staff of the SEC’s Division of Enforcement informed the Company that it was conducting an informal inquiry. The focus of the inquiry concerns the valuation methodology and procedures used by the Company to value its investments. On April 30, 2010, the SEC Staff advised the Company that a formal order of private investigation had been issued and that the informal inquiry was now a formal investigation. A subpoena has been issued to the Company in connection with the formal investigation. The subpoena requests that the Company produce documents that primarily relate to the valuation methodology and procedures used by the Company to value its investments. Since January 2010, the Company has been providing documents in response to the informal inquiry and the subpoena, and the SEC Staff has taken testimony from Company representatives. The Company is cooperating fully with the SEC Staff’s investigation. The Company cannot predict the outcome of, or the time frame for, the conclusion of this investigation.

Except as set forth above, neither the Company, nor any of its subsidiaries, is currently a party to any material legal proceedings, other than routine litigation and administrative proceedings arising in the ordinary course of business. Such proceedings are not expected to have a material adverse effect on the business, financial condition, or results of the Company’s operations.

EMPLOYEES

As of July 15, 2011, we had 21 employees.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of March 31, 2011, we did not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our senior management. The Valuation Committee of our Board of Directors reviews these preliminary valuations and makes recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by our Board of Directors for an independent determination of fair value or certain other valuation related services. Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our valuation methodology may differ materially from the values that would have existed had a ready market existed for the investments.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we believe that our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CLO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event is considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to limitations on our ability to sell the securities.

Our investments in the CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or are past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) the net asset value of the CLO Funds which are approaching or are past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there are negligible net cash distributions to the class of securities owned by us, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested. We recognize unrealized appreciation or depreciation on our investments in the CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in the CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in the CLO Fund securities on an individual security-by-security basis.

ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY AND A REGULATED INVESTMENT COMPANY

Our elections to be regulated as a BDC and to be treated as a RIC have a significant impact on our future operations:

We report our investments at market value or fair value with changes in value reported through our statement of operations.

We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Changes in these values are reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “—Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments is limited.

As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities generally include all borrowings, guarantees of borrowings and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test. As of March 31, 2011, we had approximately $60 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 428%, compliant with the minimum asset coverage level of 200% generally required for a BDC under the 1940 Act. We may also borrow amounts of up to 5% of the total value of our assets for temporary purposes. See “—Leverage” above.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute to stockholders, although certain of our subsidiaries will be subject to corporate tax on their income.

We have elected to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ended December 31, 2006. As a RIC, we intend to distribute to our stockholders substantially all of our net investment company income. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain United States Federal Income Tax Considerations.”

As a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). Katonah Debt Advisors, our wholly-owned taxable portfolio company, receives fee income earned with respect to its management services. We expect that we or Katonah Debt Advisors will form additional direct or indirect subsidiaries which will receive similar fee income. Some of these subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to income tax at regular corporate rates, for U.S. federal and state purposes, although, as a RIC, dividends and distributions of capital received by us from our taxable subsidiaries and distributed to our stockholders will not subject us to U.S. federal income taxes. As a result, the net return to us on investments in or held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation” below. Also, restrictions and provisions governing our outstanding indebtedness may limit our ability to make distributions. See “Risk Factors” below.

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2011 regarding each of our investments in portfolio companies. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company. No single investment (other than our investment in Katonah Debt Advisors) represents more than 5% of our total assets. While we may make loans to or additional investments in these companies, we have no present plans to make any such loans or investments that would raise our investment in any other of these companies above 5% of total assets. Any such loans and investments will be made in accordance with our investment policies and procedures.

Debt Securities Portfolio

Portfolio Company / Principal Business		Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	32000 Aurora Road Solon, OH 44139	Senior Secured Loan—Revolving Loan 3.2%, Due 6/13	$1,000,000	$996,357	$921,230

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	32000 Aurora Road Solon, OH 44139	Junior Secured Loan—Second Lien Term Loan Note 6.3%, Due 6/14	5,000,000	5,000,000	5,000,000

Alaska Communications Systems Holdings, Inc. Telecommunications	600 Telephone Avenue, MS7 Anchorage, AK 99503	Senior Secured Loan—Term Loan 5.5%, Due 10/16	2,992,500	3,011,203	3,011,203

Avis Budget Car Rental, LLC Personal Transportation	1 Campus Drive Parsippany, NJ 07054	Senior Secured Loan—Extended Term Loan 5.8%, Due 4/14	3,000,000	3,022,500	3,022,500

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	8 Corporate Park Suite 210, Irvine CA 92614	Junior Secured Loan—Loan (Second Lien) 8.3%, Due 8/15	1,225,250	1,217,438	91,894

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	8 Corporate Park Suite 210, Irvine CA 92614	Junior Secured Loan—Term Loan B 7.5%, Due 8/14	1,438,720	1,443,758	561,101

Bicent Power LLC Utilities	103 North Washington St Easton, Maryland 21601	Junior Secured Loan—Advance (Second Lien) 4.3%, Due 12/14	4,000,000	4,000,000	1,960,800

Burger King Corporation Personal, Food and Miscellaneous Services	5505 Blue Lagoon Dr Miami, FL 33126	Senior Secured Loan—Tranche B Term Loan 4.5%, Due 10/16	2,992,500	2,992,500	2,992,500

Portfolio Company / Principal Business		Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]

Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Anderson & Stowe 320 Park Avenue, Suite 2500, New York NY	Senior Secured Loan—Term Loan 2.6%, Due 3/13	$1,611,045	$1,608,353	$1,060,712

Charlie Acquisition Corp. [8] Personal, Food and Miscellaneous Services	1450 US Highway 22 Mountainside, NJ 07092	Mezzanine Investment— Senior Subordinated Notes 17.5%, Due 6/13	14,261,996	10,744,496	250,000

CoActive Technologies LLC (fka CoActive Technologies, Inc.) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	8 Sound Shore Drive Greenwich, CT 06830	Junior Secured Loan—Term Loan (Second Lien) 7.1%, Due 1/15	2,000,000	1,979,047	1,465,400

Del Monte Foods Company Beverage, Food and Tobacco	P.O. Box 193575 San Francisco, CA 94119	Senior Secured Loan—Initial Term Loan 4.5%, Due 3/18	3,000,000	3,007,500	3,007,500

eInstruction Corporation Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton, TX 76201	Junior Secured Loan—Term Loan (Second Lien) 14.0%, Due 7/14	10,000,000	10,000,000	10,000,000

Freescale Semiconductor, Inc. Electronics	6501 William Cannon Dr. Austin, TX 78735	Senior Subordinated Bond—10.125% - 12/2016 10.1%, Due 12/16	3,000,000	3,005,883	3,213,750

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 7.8%, Due 6/11	1,257,143	1,224,101	102,665

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	1 Hammock Beach Parkway Palm Coast, FL 32127	Senior Secured Loan—First Lien Tranche B Term Loan 7.8%, Due 6/11	2,694,857	2,624,028	220,076

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	1 Hammock Beach Parkway Palm Coast, FL 32127	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 6/12	3,000,000	2,715,997	15,000

HMSC Corporation (aka Swett and Crawford) Insurance	3715 Northside Parkway N.W., Building 200, Suite 800 Atlanta GA 30327	Junior Secured Loan—Loan (Second Lien) 5.7%, Due 10/14	5,000,000	4,897,522	3,962,000

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity	Principal	Cost	Value[2]

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	c/o MidOcean Partners, LP 270 Park Avenue, 17th Floor, New York NY 10022	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	$3,000,000	$3,000,000	$2,932,800

International Architectural Products, Inc. [8] Mining, Steel, Iron and Non-Precious Metals	Suite 1900 San Francisco, CA 94111	Senior Secured Loan—Term Loan 12.0%, Due 5/15	971,409	944,845	926,238

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	125 Mural Street, Suite 200 Richmond Hill, Ontario L4B 1M4	Junior Secured Loan—Term Loans (Second Lien) 7.8%, Due 5/13	3,000,000	3,008,678	3,000,000

Jones Stephens Corp. Buildings and Real Estate [4]	c/o Cortec Management IV, L.L.C. 200 Park Avenue, 20th Floor, New York NY 10166	Senior Secured Loan—Term Loan 7.0%, Due 9/15	5,006,338	5,006,338	5,006,338

KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	33 MacIntosh Blvd. Concord, ON L4K 4L5	Junior Secured Loan—Loan (Second Lien) 5.2%, Due 12/14	5,000,000	5,000,000	3,407,500

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	c/o SunCal Companies 2392 Morse Avenue, Irvine CA 92614	Junior Secured Loan—Term Loan (Third Lien) 15.0%, Due 2/12	2,332,868	2,332,868	933

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	c/o SunCal Companies 2392 Morse Avenue, Irvine CA 92614	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 1/10	3,875,156	3,875,156	58,127

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	c/o SunCal Companies 2392 Morse Avenue, Irvine CA 92614	Junior Secured Loan—Term Loan (Second Lien) 9.5%, Due 1/11	2,000,000	1,920,211	7,600

Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	100 Legacy Blvd. PO Box 730, Eastaboga AL 36260	Senior Secured Loan—Term Loan 7.3%, Due 5/14	470,521	463,380	70,578

MCCI Group Holdings, LLC Healthcare, Education and Childcare	c/o Medical Care Consortium, Inc. 4960 SW 72nd Street, Suite 406 Miami FL 33155	Junior Secured Loan—Term Loan (Second Lien) 7.6%, Due 6/13	1,000,000	1,000,000	1,000,000

Portfolio Company / Principal Business		Investment Interest Rate¹ / Maturity	Principal	Cost	Value[2]

Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	8350 North Central Expressway Suite 1900 Dallas, TX 75206	Senior Subordinated Bond—Senior Subordinated Second Lien PIK Notes 13.0%, Due 4/14	$1,314,459	$1,314,459	$1,314,459

Perseus Holding Corp. [6] Leisure, Amusement, Motion Pictures, Entertainment	8350 North Central Expressway Suite 1900 Dallas, TX 75206	Preferred Stock—Preferred Stock 14.0%, Due 4/14	400,000	400,000	373,560

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Penn Center West Two, Suite 430 Pittsburgh, PA 15276	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	2,119,641	2,119,641	2,119,641

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Penn Center West Two, Suite 430 Pittsburgh, PA 15276	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	7,337,327	7,231,905	7,337,327

Specialized Technology Resources, Inc. Diversified/Conglomerate Service	10 Water Street Enfield, CT 06082-4899	Junior Secured Loan—Loan (Second Lien) 7.2%, Due 12/14	7,500,000	7,500,000	7,500,000

TUI University, LLC Healthcare, Education and Childcare	499 Hamilton Ave. Palo Alto, CA 94301	Senior Secured Loan—Term Loan (First Lien) 3.5%, Due 10/14	3,119,818	3,039,459	2,877,097

Walker Group Holdings LLC Cargo Transport	Attn: Brad Walker 625 State Street, New Lisbon WI	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	416,737	416,737	416,737

Walker Group Holdings LLC Cargo Transport	Attn: Brad Walker 625 State Street, New Lisbon WI	Junior Secured Loan—Term Loan B 12.3%, Due 12/13	3,957,614	3,957,614	3,957,614

Wesco Aircraft Hardware Corp. Aerospace and Defense	27727 Avenue Scott Valencia, CA 91355	Junior Secured Loan—Loan (Second Lien) Retired 04/07/2011 6.0%, Due 3/14	1,720,000	1,682,398	1,720,000
Wesco Aircraft Hardware Corp. Aerospace and Defense	27727 Avenue Scott Valencia, CA 91355	Junior Secured Loan—Loan (Second Lien) Retired 04/07/2011 6.0%, Due 3/14	3,554,283	3,568,118	3,554,283
Total Investment in Debt Securities (45% of net asset value at fair value)			$125,570,182	$121,272,490	$88,439,163

Equity Portfolio

Portfolio Company / Principal Business		Investment	Percentage Interest/Shares	Cost	Value [2]
Aerostructures Holdings L.P. [6] Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Partnership Interests	1.2%	$1,000,000	$66,800

Aerostructures Holdings L.P. [6] Aerospace and Defense	18008A N. Black Canyon Hwy Phoenix, AZ 85053	Series A Preferred Interests	1.2%	250,961	250,961

Bankruptcy Management Solutions, Inc.[6] Diversified/Conglomerate Service	8 Corporate Park Suite 210, Irvine CA 92614	Common Stock	1.2%	218,592	12,394

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	8 Corporate Park Suite 210, Irvine CA 92614	Warrants	0.1%	—	—

Coastal Concrete Holding II, LLC [6] Buildings and Real Estate [4]	7 Plantation Drive Bluffton, SC 29910	Class A Units	10.8%	8,625,626	250,143

eInstruction Acquisition, LLC [6] Healthcare, Education and Childcare	308 N. Carroll Blvd. Denton, TX 76201	Membership Units	1.1%	1,079,617	1,040,642

FP WRCA Coinvestment Fund VII, Ltd. [3,6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	609 N. 2nd Street Saint Joseph, MO 64501	Class A Shares	1,500	1,500,000	2,535,000

International Architectural Products, Inc. [6] Mining, Steel, Iron and Non-Precious Metals	Suite 1900 San Francisco, CA 94111	Common	2.5%	292,851	187,512

Legacy Cabinets, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	100 Legacy Blvd. PO Box 730, Eastaboga AL 36260	Equity	4.0%	115,580	1,006

Perseus Holding Corp. [6] Leisure, Amusement, Motion Pictures, Entertainment	8350 North Central Expressway Suite 1900 Dallas, TX 75206	Common	0.2%	400,000	370,040

Plumbing Holdings Corporation [6] Buildings and Real Estate [4]	c/o Cortec Management IV, L.L.C. 200 Park Avenue, 20th Floor, New York NY 10166	Common	7.8%	—	—

Plumbing Holdings Corporation [6] Buildings and Real Estate [4]	c/o Cortec Management IV, L.L.C. 200 Park Avenue, 20th Floor, New York NY 10166	Preferred Stock	9.0%	2,716,618	2,673,967

Total Investment in Equity Securities (4% of net asset value at fair value)			$16,199,845	$7,388,465

CLO Fund Securities

CLO Equity Investments

Portfolio Company		Investment	Percentage Interest	Cost	Value [2]
Grant Grove CLO, Ltd. [3,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Subordinated Securities	22.2%	$4,722,113	$3,550,000

Katonah III, Ltd. [3,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	23.1%	4,500,000	820,000

Katonah IV, Ltd. [3,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	17.1%	3,150,000	1,890,000

Katonah V, Ltd. [3,10,11]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	26.7%	3,320,000	1,000

Katonah VII CLO Ltd. [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Subordinated Securities	16.4%	4,500,000	2,470,000

Katonah VIII CLO Ltd [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Subordinated Securities	10.3%	3,400,000	2,190,000

Katonah IX CLO Ltd [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	6.9%	2,000,000	1,400,000

Katonah X CLO Ltd [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Subordinated Securities	33.3%	11,617,246	9,480,000

Katonah 2007-I CLO Ltd. [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Preferred Shares	100.0%	29,998,944	26,070,000

Total Investment in CLO Equity Securities				$67,208,303	$47,871,000

CLO Rated-Note Investment

Portfolio Company		Investment	Percentage Interest	Cost	Value [2]
Katonah 2007-I CLO Ltd. [3,7,10]	c/o Deutsche Bank (Cayman) P.O. Box 1984 GT Elizabeth Square George Town, Grand Cayman Cayman Islands	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	5.3%	$1,092,286	$8,110,000

Total Investment in CLO Rated-Note			$1,092,286	$8,110,000

Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$68,300,589	$55,981,000

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. In connection with our election to be regulated as a BDC, we established our Board of Directors initially with seven members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and four of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

As of July 15, 2011, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors (1):
C. Turney Stevens, Jr.	60	Director
Albert G. Pastino	69	Director
C. Michael Jacobi	69	Director
Gary Cademartori	69	Director

Non-Independent Directors:
Christopher Lacovara (2)	46	Chairman and Vice President; Vice President of Katonah Debt Advisors
Dayl W. Pearson (2)	56	Director, President and Chief Executive Officer
Samuel P. Frieder (2)	47	Director and Vice President

Executive Officers
Michael I. Wirth	53	Chief Financial Officer, Treasurer and Secretary
R. Jon Corless	59	Chief Investment Officer
E.A. Kratzman	59	Vice President; President of Katonah Debt Advisors
Daniel P. Gilligan	39	Chief Compliance Officer, Director of Portfolio Administration of Katonah Debt Advisors

(1)	As used herein the term “Independent Directors” refers to directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 ACT.
(2)	Messrs. Lacovara, Pearson and Frieder are not Independent Directors of the Company, because they are officers of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

C. Turney Stevens

Mr. Stevens has served on Kohlberg Capital’s Board since December 2006 and serves on the Valuation Committee and the Compensation Committee and also as the Chair of the Nominating and Corporate Governance Committee of the Board. Mr. Stevens is the Dean of the College of Business at Lipscomb University. Mr. Stevens retired as the Founder, Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He now serves as the Dean of the College of Business and Professor of Management at Lipscomb University. He is a 2007 graduate of the Directors’ College at the Anderson School of Management at UCLA and is certified as a public company director by Institutional Shareholder Services. As a result of these and other professional experiences, Mr. Stevens possesses particular knowledge and experience in financial services, business management and investment banking that strengthen the Board’s collective qualifications, skills and experience.

Albert G. Pastino

Mr. Pastino has served on Kohlberg Capital’s Board since December 2006 and is the Chair of the Audit Committee and also serves on the Compensation Committee of the Board. Effective June 10, 2011, Mr. Pastino serves as lead independent director of the Board. Mr. Pastino is a Managing Director at Kildare Capital and was formerly the Senior Managing Director at Amper Investment Banking. Kildare Capital focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. From 1976 to 1986, he was a partner at Deloitte & Touche LLP and was in charge of its Emerging Business Practice. Mr. Pastino is a member of the Small Business Advisory Board of the Financial Accounting Standards Board, a member of the Board of New Eyes for the Needy, a not-for-profit organization headquartered in New Jersey. Mr. Pastino is a graduate of Saint Joseph’s University and received an Executive M.B.A. degree from Fairleigh Dickinson University. He also attended the Harvard Business School Executive Management Program for Small Business and is a certified public accountant. As a result of these and other professional experiences, Mr. Pastino possesses particular knowledge and experience in corporate finance, strategic planning, and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Michael Jacobi

Mr. Jacobi has served on Kohlberg Capital’s Board since December 2006 and serves on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company engaged in real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., which is involved in the manufacture and distribution of maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a certified public accountant. Mr. Jacobi is currently Chairman of the board of directors of Sturm, Ruger & Co., Inc. and a member of the board of directors of Webster Financial Corporation and Corrections Corporation of America. He serves as the audit committee chairman of the board of directors of Webster Financial Corporation and Corrections Corporation of America. As a result of these and other professional experiences, Mr. Jacobi possesses particular knowledge and experience in corporate finance, accounting, investment management and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Gary Cademartori

Mr. Cademartori has served on Kohlberg Capital’s Board since December 2006, is the Chairman of the Compensation Committee of the Board and serves on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Cademartori is also a partner in Wall Street Technology Group, LLC, a company engaged in financial and technology consulting and executive mentoring to create more value for companies involved in business change. Previously, Mr. Cademartori was a financial consultant for less than one year in 1998 and, from 1999 to 2005, a partner in Tatum CFO Partners, LLP, serving as an interim CFO and rendering financial consulting services for middle market SEC reporting and privately-held companies. From 1995 to 1998, Mr. Cademartori served in the capacity of CFO for Schrader-Bridgeport International, Inc. Between 1981 and 1995, Mr. Cademartori served as the CFO of Charter Power Systems, Inc., Athlone Industries, Inc., Formica Corporation, and Butler International, Inc., all of which were mid-sized companies listed on the New York Stock Exchange. Prior to 1981, Mr. Cademartori was an audit partner in Touche Ross & Co., an international accounting firm. Mr. Cademartori received his M.B.A. degree in Finance and International Business from Seton Hall University, and he is a certified public accountant. He serves on the Small Business Advisory Committee of the Financial Accounting Standards Board, and on the board of directors of Marotta Controls, Inc. and Harvard Maintenance, Inc. As a result of these and other professional experiences, Mr. Cademartori possesses particular knowledge and experience in corporate finance, accounting, and business management that strengthen the Board’s collective qualifications, skills and experience.

Non-Independent Directors

Christopher Lacovara, Vice President

Mr. Lacovara has served on Kohlberg Capital’s Board since December 2006 and is also the Chairman of the Board, the Chairman of the Valuation Committee of the Board, a Vice President of the Company and a member of the Management Committee of Katonah Debt Advisors. Mr. Lacovara is a Partner of Kohlberg & Co., a leading middle market private equity firm, which he joined in 1988. Kohlberg & Co. has invested approximately $2.5 billion of equity capital in over 100 middle market platform and add-on acquisitions with a combined transaction value of over $7 billion. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. in History from Harvard College, a B.E. in Engineering Sciences from Hofstra University and a Master of Science in Civil Engineering from Columbia University. Mr. Lacovara serves on the boards of directors of a number of private companies as well as on the boards of directors of AGY Holding Corp. and Katy Industries, Inc. As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

Dayl W. Pearson, Director, President and CEO

Mr. Pearson has served as Kohlberg Capital’s President and Chief Executive Officer since December 2006 and has served on Kohlberg Capital’s Board since June 2008. Mr. Pearson has more than 33 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago. As a result of these and other professional experiences, Mr. Pearson possesses particular knowledge and experience in corporate finance, leverage finance, corporate credit and portfolio management that strengthen the Board’s collective qualifications, skills and experience.

Samuel P. Frieder, Vice President

Mr. Frieder has served on Kohlberg Capital’s Board since December 2006, serves on the Valuation Committee of the Board and is a Vice President of the Company. Mr. Frieder joined Kohlberg & Co., a leading middle market private equity firm, in 1989 and became a Partner in 1995 and co-managing partner in 2006. Kohlberg & Co. has invested approximately $2.5 billion of equity capital in over 100 middle market platform and add-on acquisitions with a combined transaction value of over $7 billion. From 1988 to 1989 he was a senior associate in the Capital Funding Group at Security Pacific Business Credit. Prior to that, he was a senior real estate analyst at Manufacturers Hanover Trust Company. Mr. Frieder received an A.B. from Harvard College. Mr. Frieder serves on the board of directors of a number of private companies as well as on the Management Committee of Katonah Debt Advisors. Mr. Frieder also serves on the board of directors of AGY Holding Corp., Bauer Performance Sports, Ltd., BioScrip, Inc., Katy Industries, Inc. and Stanadyne Corp. As a result of these and other professional experiences, Mr. Frieder possesses particular knowledge and experience in corporate finance, corporate governance, corporate and business development, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

Executive Officers

Michael I. Wirth, Chief Financial Officer, Secretary and Treasurer

Mr. Wirth joined Kohlberg Capital in 2006 and has over 28 years of experience in the financial services sector and has managed over $2 billion in real estate debt and equity securities and advised or structured over $15 billion in structured real estate debt. Prior to joining the Company, from 2003 to 2006, Mr. Wirth was a co-founder, CFO and Executive Vice President of New York Mortgage Trust, a mortgage REIT that completed its initial public offering in 2004. Mr. Wirth served from 2002 to 2003 as CFO of Newcastle Investment Corp., a mortgage REIT. Mr. Wirth also served as a Senior Vice President of Fortress Investment Group, the external advisor of Newcastle, from 2002 to 2003. From 2000 to 2002, Mr. Wirth served as the Senior Vice President and CFO of Charter Municipal Mortgage Acceptance Company (now known as Centerline Holding Company), a multi-family residential finance company, American Mortgage Acceptance Company, a mortgage REIT, and Aegis Realty Inc., a retail property REIT. Mr. Wirth also served as a Senior Vice President of Related Capital Company, which externally managed each of the foregoing companies from 2000 to 2002. From 1997 to 2000, Mr. Wirth served as a Vice President at CGA Investment Management, a monoline insurer of structured debt and an investor in real estate and asset-backed securities. From 1983 to 1997, Mr. Wirth was a senior manager with Deloitte & Touche LLP and specialized in transaction, valuation and consulting services to the real estate and financial services industries. Mr. Wirth currently serves on the board of directors and is chairman of the Audit Committee of Quontic Bank and serves on the board of directors for the Young Survival Coalition, a not-for-profit group dedicated to address the critical issues related to breast cancer. Mr. Wirth received a B.B.A. from Georgia State University and is a member of the American Institute of Certified Public Accountants.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined Kohlberg Capital and Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, in 2006 as part of their middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

E.A. Kratzman, Vice President; President of Katonah Debt Advisors

Mr. Kratzman has primary responsibility for the overall management and direction of the business activities of Katonah Debt Advisors, Kohlberg Capital’s wholly-owned portfolio company, since May 2005, and also serves as a Vice President of Kohlberg Capital. Mr. Kratzman oversees portfolio management, trading, structuring, analytics and operations at Katonah Debt Advisors and serves as chairman of the Company’s Investment Committee. Mr. Kratzman has over 30 years of leveraged finance experience. Mr. Kratzman has previously been at Rabobank International in New York where he was the Head of CLO Management. Prior to that he was employed at First Union’s Institutional Debt Management Group (“IDM”), where he was Head of Portfolio Management and one of three co-founders. Prior to IDM, Mr. Kratzman was with Société Générale, New York and, prior to that, he was Co-Head of the Asset Recovery Group at Deutsche Bank North America in New York. From 1985 to 1996, Mr. Kratzman was employed by Westpac Banking Corporation. From 1993 to 1996, Mr. Kratzman was Senior Vice President and Chief Credit Officer for the Americas Division. He holds a B.A. from Hobart College and an M.B.A. in finance from Rutgers University, and is a graduate of the Executive Management Program at J.L. Kellogg Graduate School of Management.

Daniel P. Gilligan, Chief Compliance Officer; Director of Portfolio Administration of Katonah Debt Advisors

Mr. Gilligan is the Company’s Chief Compliance Officer and the Director of Portfolio Administration for Katonah Debt Advisors and Kohlberg Capital Corporation. While at Katonah Capital, Mr. Gilligan was in charge of daily portfolio administration of its six CLOs. In addition, he was directly responsible for the wind down and sale of the respective six vehicles. Prior to joining Katonah Capital in 2004, Mr. Gilligan was a Relationship Officer in the Corporate Trust department for U.S. Bank (formerly Sate Street Corporate Trust Services). Prior to joining Sate Street in 1999, Mr. Gilligan was a Director of Management Services for Sodexho USA. Mr. Gilligan holds a B.A. from Fairfield University.

As a group, the directors associated with Kohlberg & Co. possess experience in owning and managing enterprises like the Company and are familiar with corporate finance, strategic business planning activities and issues involving stakeholders more generally.

Board of Directors

The number of directors constituting our Board of Directors is presently set at seven directors.

Our Board of Directors is divided into three classes. Class III holds office for a term expiring at the annual meeting of stockholders to be held in 2012, Class I holds office for a term expiring at the annual meeting of stockholders to be held in 2013, and Class II holds office for a term expiring at the annual meeting of stockholders to be held in 2014. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Lacovara and Pearson’s current term expires in 2012, Messrs. Stevens and Cademartori’s current term expires in 2013 and Messrs. Frieder, Jacobi and Pastino’s current term expires in 2014. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Committees of the Board of Directors

Audit Committee. The Board has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Cademartori and Jacobi. As determined by the Board, each of the members of the Audit Committee is an Independent Director and satisfies the audit committee independence requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and The NASDAQ Global Select Market listing standards. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee’s functions include providing assistance to the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accountant, the Company’s system of internal controls, the internal audit function, the Company’s code of ethics, retaining and, if appropriate, terminating the independent registered public accountant and approving audit and non-audit services to be performed by the independent registered public accountant. The Audit Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

The Board has determined that all the members of the Audit Committee—Messrs. Pastino, Jacobi and Cademartori:

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are independent, as independence for audit committee members is defined in Section 10A(m)(3) and Section 10C(a) of the Exchange Act and the SEC rules promulgated thereunder and Rule 5605(a)(2) and Rule 5605(b) of The NASDAQ Global Select Market listing standards;

•	meet the requirements of Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and are audit committee financial experts; and

•	possess the requisite financial sophistication required under The NASQAQ Global Select Market listing standards.

The Audit Committee has adopted a policy under which, to the extent required by law, all auditing services and all permitted non-audit services to be rendered by the Company’s independent registered public accountant are pre-approved.

Valuation Committee. The Board has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Frieder and Stevens. Mr. Lacovara serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The Board is ultimately and solely responsible for determining the fair value of portfolio investments. The Valuation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

Compensation Committee. The Board has established a Compensation Committee. The Compensation Committee is composed of Messrs. Cademartori, Pastino and Stevens. As determined by the Board, each of the members of the Compensation Committee is an Independent Director and satisfies the independence requirements of The NASDAQ Global Select Market listing standards. Mr. Cademartori serves as Chairman of the Compensation Committee. The Compensation Committee determines compensation for Kohlberg Capital’s executive officers, in addition to administering the Company’s Amended and Restated 2006 Equity Incentive Plan and the Company’s Amended and Restated Non-Employee Director Plan. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

The Compensation Committee’s functions include examining the levels and methods of compensation employed by the Company with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

Nominating and Corporate Governance Committee. The Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of Messrs. Cademartori, Jacobi and Stevens. As determined by the Board, each of the members of the Nominating and

Corporate Governance Committee is an Independent Director and satisfies the independence requirements of The NASDAQ Stock Market. Mr. Stevens serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and recommends to the Board corporate governance principles and recommends or selects a slate of qualified director nominees to be proposed by the Board to the stockholders of the Company. The Committee also annually evaluates the Board and its dealings with management and appropriate committees of the Board. Following its approval by the Board, the Nominating and Corporate Governance Committee Charter will be posted in the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Principles

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of both the Company and Katonah Debt Advisors, the Company’s wholly-owned portfolio company.

Executive compensation in 2010 reflected both the financial market conditions as well as the Company’s solid operating performance. In determining bonus awards for 2010 and salary increases for 2011, the Compensation Committee considered the following factors:

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Selection and maintenance of strong credit characteristics for the investment portfolio—limited defaulted assets in the investment portfolio and limited realized losses relative to the overall market for such investments;

•	Payment of a dividend substantially out of current net investment income (as may be adjusted for non-recurring items), consistent with the Company’s goal not to rely on capital gains;

•	Stable dividend rate during 2010, reflecting current market conditions and operating performance;

•	The settlement of the Company’s dispute with its lenders and the effective management of the resulting asset sale; and

•	Comparison to compensation levels at other similar companies operating in the financial industry during the recent period of financial instability.

As a result, the Compensation Committee awarded 2010 performance bonuses to all of the named executive officers equal to or below their existing minimum target bonus amounts, with the exception of Messrs. Pearson and Wirth, who received bonus amounts of $500,000 and $400,000, respectively (in excess of their respective target performance-based cash bonus amounts of $450,000 and $375,000), and also determined that none of these individuals would receive merit increases to base salary in 2011. The bonus awards in excess of the target performance-based cash bonus amounts were made at the discretion of the Compensation Committee and were awarded, in part, for the recognition of various strategic efforts made during the recent period of general instability in the financial industry, which successfully stabilized the Company during the financial downturn.

Primary Objectives

The primary objectives of the Compensation Committee of the Board with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tie short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to the Company’s operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;

•	participating in comprehensive due diligence with respect to the Company’s investments;

•	ensuring the most effective allocation of capital; and

•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed BDCs. The Company believes that the practices of this group of companies provide the Company with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with the Company for executives and other employees. For benchmarking executive compensation, the Company typically reviews the compensation data the Company has collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as the Company.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data the Company reviews. The Company works within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;

•	the individual’s role with the Company and the compensation paid to similar persons in the companies represented in the compensation data that the Company reviews;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within the Company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of Chief Executive Officer

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by the Board at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual stock option awards granted to the Company’s employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for the Company’s Chief Executive Officer and other executive management are considered in the context of the performance of the broader financial industry and are as follows:

•	achievement of the Company’s dividend objectives (emphasizing both growth and stability);

•	growth of the Company’s investment portfolio;

•	maintenance of the credit quality and financial performance of the Company’s investment portfolio;

•	development of the Company’s human resources; and

•	development of the Company’s financial and information systems.

The performance goals for senior executives of Katonah Debt Advisors are as follows:

•	increase in Katonah Debt Advisors’ assets under management and diversification of such assets;

•	increase in revenue and income distributable by Katonah Debt Advisors to the Company;

•	performance of fund assets managed by Katonah Debt Advisors, particularly with respect to credit quality; and

•	development of Katonah Debt Advisors’ human resources.

The Company believes that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

During the fourth calendar quarter, the Company evaluates individual and corporate performance against the written goals for the recently completed year. Consistent with the Company’s compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock-based compensation awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. The Company’s executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock-based compensation awards. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including the Company’s executive officers, annual base salary increases, annual stock-based compensation awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year.

Our Compensation Policies and Practices as They Relate to Risk Management

In accordance with the applicable disclosure requirements, to the extent that risks may arise from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not named executive officers) as they relate to the Company’s risk management practices and the possibility of incentivizing risk-taking.

The Compensation Committee has evaluated the policies and practices of compensating the Company’s employees in light of the relevant factors, including the following:

•	the financial performance targets of the Company’s annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board and/or the Compensation Committee;

•	bonus payouts are not based solely on corporate performance, but also require achievement of individual performance objectives;

•	bonus awards generally are not contractual entitlements, but are reviewed by the Compensation Committee and/or the Board and can be modified at their discretion;

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the financial opportunity in the Company’s long-term incentive program is best realized through long-term appreciation of the Company’s stock price, which mitigates excessive short-term risk-taking; and

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the allocation of compensation between cash and equity awards and the focus on stock-based compensation, including options and restricted stock awards generally vesting over a period of years, thereby mitigating against short-term risk taking.

Based on such evaluation, the Compensation Committee has determined that the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Components

The Company’s compensation package consists of the following components, each of which the Company deems instrumental in motivating and retaining its executives:

Base Salary

Base salaries for the Company’s executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data the Company reviews for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, the Company believes that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in companies of similar size to the Company. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy.

Base salaries are reviewed annually as part of the Company’s performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. The Company also realigns base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data the Company reviews if necessary and if the Company identifies significant market changes in the Company’s data analysis. Additionally, the Company adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

The Company’s compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. As set forth in their employment agreements, Messrs. Pearson and Corless are currently eligible for annual performance-based cash bonuses of no less than $450,000 and $200,000, respectively; Mr. Wirth is currently eligible for an aggregate annual performance-based cash bonus from Kohlberg Capital and Katonah Debt Advisors of no less than $375,000; Mr. Kratzman is currently eligible for an annual bonus from Katonah Debt Advisors of no less than $650,000 and no more than $1,000,000; Mr. Stack was, prior to his resignation, eligible for target annual performance-based cash bonus from Katonah Debt Advisors of $175,000; and Mr. Gilligan is currently eligible for target annual performance-based contributions from Katonah Debt Advisors of $125,000. The amounts of the annual cash bonuses paid to Messrs. Pearson, Wirth and Corless are determined by the Compensation Committee of the Board. The amount of the annual cash bonuses paid to Messrs. Kratzman and Gilligan is determined, and the amount of the annual cash bonus paid to Mr. Stack was prior to his resignation determined, by the Management Committee of Katonah Debt Advisors. In each case, the annual bonus award is (or, in the case of Mr. Stack, was) based on the individual performance of each of Messrs. Pearson, Wirth, Corless, Kratzman, Stack and Gilligan and on the performance of the Company against goals established annually by the Board, in the case of Messrs. Pearson, Wirth and Corless, and by the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman, Stack and Gilligan, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of the Board or the Management Committee of Katonah Debt Advisors (as applicable), and in its discretion, the Compensation Committee or the Management Committee of Katonah Debt Advisors (as applicable) may award bonus payments to the Company’s executives above or below the amounts specified in their respective employment agreements.

The annual bonus awards paid to the named executive officers with respect to 2010 (shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table below) were equal to or below their existing minimum target bonus amounts, with the exception of Messrs. Pearson and Wirth, who received bonus amounts of $500,000 and $400,000, respectively (in excess of their respective target performance-based cash bonus amounts of $450,000 and $375,000).

In addition, on March 18, 2011, the Compensation Committee granted one-time cash bonus awards to Messrs. Pearson, Wirth and Corless in the amounts of $250,000, $200,000 and $100,000, respectively. These one-time cash bonus awards were in addition to the 2010 performance-based cash bonus awards and were paid in April 2011. These one-time bonus awards were made in recognition of, among other things, a satisfactory resolution of the Company’s litigation against its former lenders and replacing such source of capital with an alternative source and the successful completion of the asset sales necessary to repay the former lenders in full ahead of the scheduled maturity of the credit facility. Such awards were made at the discretion of the Compensation Committee and were considered in the context of the overall performance of the Company and the performance and/or efforts of the individual in the extraordinary circumstances under which the Company was operating.

Long-Term Incentives

The Company believes that long-term performance is achieved through an ownership culture that encourages long-term participation by the Company’s executive officers in equity-based awards. The Amended and Restated 2006 Equity Incentive Plan currently allows the grant to executive officers of stock options, restricted stock or other stock-based awards. The Company typically makes an initial equity award to certain new senior level employees and annual grants as part of the Company’s overall compensation program. All grants of awards pursuant to the Amended and Restated 2006 Equity Incentive Plan are approved by the Board. The Amended and Restated 2006 Equity Incentive Plan is designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Code, for “performance-based compensation.”

Initial stock-based awards. Executives who join the Company are awarded initial grants of options or restricted stock. Options awarded as part of these grants have an exercise price equal to the fair market value of the Company’s common stock on the grant date. The vesting schedule and other terms of these awards are determined by the Board. The amount of the initial award is determined based on the executive’s position with the Company and an analysis of the competitive practices of companies similar in size to the Company represented in the compensation data that the Company reviews. The initial awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy. The grant date for awards for existing employees is the later of the date that the Board approved the grant or the date that the Company and the employee have reached a mutual understanding as to the amount and terms of such grant. For prospective employees, the grant date is the date upon which the Company and the employee have reached an agreement regarding the terms of employment and the terms of the award granted by the Board, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Board or the Compensation Committee.

Annual stock-based awards. The Company’s practice is to make annual stock based awards as part of the Company’s overall performance management program. However, in 2010, no awards of shares of the Company’s restricted common stock were made to the named executive officers (with the exception of Mr. Kratzman, who received an award of restricted common stock pursuant to the terms of his employment agreement, as described below under “— Grants of Plan-Based Awards in Fiscal Year 2010”). The Compensation Committee believes that stock-based awards provide management with a strong link to long-term corporate performance and the creation of stockholder value. The Company intends that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data the Company reviews. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to the Company’s overall philosophy and objectives. A pool of stock-based awards is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for the Board’s approval the annual stock-based award design, level of award and prospective grant date of such award for each named executive officer and the Chief Executive Officer. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock-based grant is awarded on the determined date at the Company’s closing market price per share. The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants.

Other Compensation

The Company and Katonah Debt Advisors maintain broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. The Company and Katonah Debt Advisors participate in a defined contribution plan for their executive officers and employees. In particular circumstances, the Company also utilizes cash signing bonuses when certain executives and senior non-executives join the Company. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to the Company if the employee recipient voluntarily terminates employment with the Company prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, the Company will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join the Company in a position where there is high market demand.

Termination-Based Compensation

Severance. If terminated without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, each of Messrs. Pearson, Wirth, Corless, Kratzman and Gilligan (or his designated beneficiary or estate) is entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeds six months (one year in the case of Mr. Kratzman), the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month (one year in the case of Mr. Kratzman) anniversary of such termination so long as the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year or 18 months in the case of Mr. Kratzman) if he is terminated by the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

The initial terms of the employment agreements with Messrs. Pearson, Wirth and Corless expired on December 31, 2010 and the initial term of the employment agreement with Mr. Kratzman is set to expire on December 31, 2011. Upon their expiration, the agreements with Messrs. Pearson, Wirth, Corless and Kratzman automatically renew for successive one year periods unless terminated in writing by either party upon thirty days written notice. The employment agreement with Mr. Gilligan provides for an indefinite term. Notwithstanding the above, if the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman and Gilligan, waives the non-competition provisions in the applicable employment agreements at any point after six months (one month in the case of Mr. Kratzman) from the date of termination, then the continued salary and benefits payments cease. All severance payments are conditioned on the execution of a signed release of claims in the form provided by the Company, in the case of Messrs. Pearson, Wirth and Corless, or by Katonah Debt Advisors, in the case of Messrs. Kratzman and Gilligan, and upon that release not being subsequently revoked. In determining whether to approve the terms of such severance arrangements, the Board, in the case of Messrs. Pearson, Wirth and Corless, and the Management Committee of Katonah Debt Advisors, in the case of Messrs. Kratzman and Gilligan, took into account that the employment agreements contain non-competition covenants that would be binding on the executives following their termination.

Acceleration of vesting of equity-based awards. In general, all unvested options and unvested shares of restricted common stock held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under the Amended and Restated 2006 Equity Incentive Plan, however, the Board may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Conclusion

The compensation policies of the Company and Katonah Debt Advisors are designed to motivate and retain their respective senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 to the Company’s named executive officers. With respect to Mr. Gilligan, the table shows his compensation in fiscal 2010, the year when he became a named executive officer.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (2)		All Other Compensation ($)		Total ($)
Dayl W. Pearson	2010	400,000	(3)(4)	250,000	(4)(5)	—		—	500,000	(4)	62,439	(4)(6)	1,212,439	(4)
President and Chief Executive Officer	2009	400,000	(4)(7)	—		—		—	450,000	(4)	99,586	(4)	949,586	(4)
	2008	375,000	(8)(9)	—		599,499		—	350,000		81,714		1,406,213

Michael I. Wirth	2010	325,000	(3)(4)	200,000	(4)(5)	—		—	400,000		38,436	(4)(6)	963,436	(4)
Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	2009	325,000	(4)(7)	—		—		—	375,000	(4)	58,334	(4)	758,334	(4)
	2008	325,000	(4)(8)	—		259,195	(4)	—	325,000	(4)	49,591	(4)	958,786	(4)

E.A. Kratzman	2010	400,000	(3)(10)	—		500,000		—	1,100,000	(10)	122,890	(6)	2,122,890	(10)
Vice President; President of Katonah Debt Advisors	2009	400,000	(7)(10)	—		500,000		—	650,000	(10)	95,510		1,645,510	(10)
	2008	375,000	(8)(10)(11)	—		558,199		—	500,000	(10)	61,829		1,495,028	(10)

R. Jon Corless	2010	250,000	(3)(4)	100,000	(4)(5)	—		—	200,000	(4)	17,781	(4)	567,781	(4)
Chief Investment Officer	2009	250,000	(4)(7)	—		—		—	200,000	(4)	28,068	(4)	478,068	(4)
	2008	250,000	(8)	—		39,800		—	200,000		24,668		514,468

John M. Stack	2010	225,000	(3)(10)	—		—		—	175,000	(10)	9,427	(6)	409,427	(10)
Vice President; Managing Director of Katonah Debt Advisors	2009	225,000	(7)(10)	—		—		—	175,000	(10)	14,156		414,156	(10)
	2008	225,000	(8)(10)	—		27,400		—	150,000	(10)	12,256		414,656	(10)

Daniel P. Gilligan	2010	150,000	(3)(10)(12)	—		—		—	125,000	(10)	7,997	(6)	282,997	(10)
Vice President; Director of Portfolio Administration of Katonah Debt Advisors

(1)	Represents the grant date fair market value of restricted stock grants in accordance with Financial Accounting Standards Board Accounting Standards Codification—Compensation—Stock Compensation (Topic 718) (January 2010) (“ASC 718”). Grant date fair value is based on the closing price of the Company’s common stock on the date of grant.
(2)	Annual performance-based cash bonus. As described in “—Compensation Discussion and Analysis—Compensation Components—Annual Bonus” above, the annual bonuses of the named executive officers are derived based on the performance of the Company and the individual executive relative to pre-established objectives for the year. The threshold, target and/or maximum amounts for the year 2010 bonus opportunity of each named executive officer (including the increases in the 2010 annual performance-based bonus for Messrs. Pearson and Wirth) are reported in the Grants of Plan-Based Awards in Year 2010 table below.
(3)	Represents actual cash salaries paid during 2010.
(4)	With respect to these periods, Messrs. Pearson, Wirth and Corless had their compensation allocated between Kohlberg Capital and Katonah Debt Advisors.
(5)	One-time cash bonus awards granted with respect to fiscal 2010 in March 2011. As described in “—Compensation Discussion and Analysis—Compensation Components—Annual Bonus” above, these one-time cash bonus awards were in addition to the 2010 performance-based cash bonus awards reflected in the “Non-Equity Incentive Plan Compensation” column of this table and were paid in April 2011.
(6)	See the 2010 All Other Compensation Table below for a breakdown of these amounts, which consist of:

•	cash dividends on restricted stock granted or received upon conversion of previously granted options;
•	amounts received pursuant to the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the “Savings Plan”);
•	life insurance premiums; and
•	disability insurance premiums.

The Savings Plan is a defined benefit plan, and the Company matches an individual’s contribution up to a pre-set amount according to a specific formula.

2010 All Other Compensation Table

Name	Dividends on Restricted Stock ($)	Savings Plan ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Total ($)
Dayl W. Pearson	50,491	4,900	360	6,688	62,439
Michael I. Wirth	24,363	4,900	360	8,813	38,436
E.A. Kratzman	115,627	4,900	360	2,003	122,890
R. Jon Corless	8,333	4,900	360	4,188	17,781
John M. Stack	4,167	4,900	360	—	9,427
Daniel P. Gilligan	2,917	4,900	180	—	7,997

(7)	Represents actual cash salaries paid during 2009.
(8)	Represents actual cash salaries paid during 2008.
(9)	Mr. Pearson’s base salary was raised from $350,000 to $400,000 effective July 1, 2008.
(10)	Messrs. Kratzman and Gilligan receive, and Mr. Stack received, their salary and performance-based bonus from Katonah Debt Advisors.
(11)	Mr. Kratzman’s base salary was raised from $350,000 to $400,000 effective July 1, 2008.
(12)	Mr. Gilligan’s base salary was raised from $150,000 to $160,000 effective January 1, 2011.

Grants of Plan-Based Awards in Fiscal Year 2010

The following table shows information regarding grants of plan-based cash and equity awards during the fiscal year ended December 31, 2010 held by the executive officers named in the Summary Compensation Table.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)					All Other Stock Awards: Number of Shares of Stock (#)		Grant Date Fair Value of Option Awards
		Threshold ($)	Target ($)		Maximum ($)
Dayl W. Pearson	—	—	450,000	(2)(6)		(6)	—		—
Michael I. Wirth	—	300,000	375,000	(2)(6)		(6)	—		—
E. A. Kratzman	07/22/10	—	—		—		103,519	(4)	500,000	(6)
	—	—	650,000	(6)	1,000,000	(6)	—		—
R. Jon Corless	—	—	250,000	(6)		(6)	—		—
John M. Stack	—	—	175,000	(6)		(6)	—		—
Daniel P. Gilligan	—	—	125,000	(6)		(6)	—		—

(1)	The actual bonus awards earned with respect to 2010 and paid out in 2011 are reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. These amounts do not reflect the one-time cash bonus awards granted to Messrs. Pearson, Wirth and Corless with respect to fiscal 2010 in March 2011, which are reported in the “Bonus” column of the Summary Compensation Table above. Annual performance-based bonuses to Messrs. Pearson, Wirth and Corless are allocated between Kohlberg Capital and Katonah Debt Advisors. Messrs. Kratzman and Gilligan receive, and Mr. Stack received prior to his resignation, their annual performance-based bonus from Katonah Debt Advisors.
(2)	With respect to fiscal 2010, Messrs. Pearson and Wirth were awarded annual performance-based cash bonuses above their respective targets in the amount of $500,000 and $400,000, respectively.
(3)	Bonus awards in any year (which could potentially exceed the minimum target) are determined by the Compensation Committee of the Board and are based on performance of the individual and that of the Company against goals established annually by the Board.
(4)	Awards of restricted stock granted under the Amended and Restated 2006 Equity Incentive Plan. In accordance with the terms of his employment agreement with the Company, the shares of restricted stock granted to Mr. Kratzman will vest in two equal installments on each of the third and fourth anniversaries of July 22, 2010, the grant date. Pursuant to the employment agreement, Mr. Kratzman is entitled to receive an annual grant of shares of the Company’s restricted common stock having a value of $500,000. There are no additional criteria (performance-based or otherwise) that would have to be met as a condition to vesting.
(5)	Represents the grant date fair value of the shares of restricted stock in accordance with ASC 718. Grant date fair value of the shares of restricted stock is based on the closing price of the Company’s common stock on the date of grant.

(6)	In addition to his base salary and annual bonus, Mr. Kratzman was entitled to receive up to three special bonuses of $150,000 each upon the receipt by Katonah Debt Advisors of all of the deferred subordinated fees from Katonah VII, VII and IX CLO Funds, respectively. Each such special bonus was paid during 2010 following the receipt of the applicable deferred fees.

The terms of compensation of each named executive officer are derived from employment agreements, as well as from annual performance reviews conducted by the Compensation Committee, in the case of Mr. Pearson, and by Mr. Pearson, in the case of the other named executive officers. See “—Compensation Discussion and Analysis—Compensation Components—Annual Bonus” above for additional information. Annual base salary increases, annual stock option awards and cash bonuses, if any, for Mr. Pearson are determined by the Compensation Committee. Mr. Pearson recommends annual base salary increases, annual stock option awards and cash bonuses, if any, for the other named executive officers, which are reviewed and approved by the Compensation Committee.

Employment Agreements

The Company and/or Katonah Debt Advisors have entered into employment agreements with Messrs. Pearson, Wirth, Corless, Kratzman and Gilligan. The employment agreement with Mr. Stack was terminated effective upon his resignation at December 30, 2010 and was superseded as to certain terms by the letter agreement and the consulting agreement described below. Each of Messrs. Pearson, Wirth and Corless receives his salary, bonus, stock awards and benefits pursuant to their employment agreements with the Company. Messrs. Kratzman and Gilligan receive, and Mr. Stack received prior to his resignation, their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors. In addition, Mr. Kratzman receives any grants of restricted stock pursuant to his employment agreement with the Company.

Employment Agreements with Dayl W. Pearson, Michael I. Wirth and R. Jon Corless

As amended on August 5, 2009, each of the employment agreements with Messrs. Pearson, Wirth and Corless provides for an initial term ending on December 31, 2010 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson, Wirth and Corless are entitled to receive an annual base salary of $400,000, $325,000 and $250,000, respectively, and are eligible to earn annual performance-based cash bonuses of no less than $450,000, 375,000 and $200,000, respectively, to be paid, in each case, on or about January 31 of the succeeding calendar year. As amended, the employment agreements provide that if the executive’s employment is terminated by the Company without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeds six months, the Company may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he is terminated by the Company within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

Employment Agreements with E.A. Kratzman

As amended on August 5, 2009, Mr. Kratzman’s employment agreement with Katonah Debt Advisors provides for an initial term ending on December 31, 2011 (subject to automatic one-year renewals thereafter as previously provided unless terminated in writing by either party prior to the expiration of the term). In addition to his base salary and annual bonus, Mr. Kratzman was entitled to receive up to three special bonuses of $150,000, each upon the receipt by Katonah Debt Advisors of all of the deferred subordinated fees from Katonah VII, VII and IX CLO Funds, respectively, and each such special bonus was paid during 2010 following the receipt of such applicable deferred fees. As amended, the employment agreement provides that if Mr. Kratzman’s employment is terminated by Katonah Debt Advisors without cause, by him for good reason (each as defined in the employment agreement) or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement; provided, that if the remaining term of the agreement exceeds one year, Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the one-year anniversary of such termination so long as Katonah Debt Advisors releases Mr. Kratzman from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which Mr. Kratzman is entitled in respect of the year of termination, prorated to the date of termination (but in all cases based on an annual amount of no less than $650,000), all on the condition that he sign a release of claims. In addition to the benefits described above, Mr. Kratzman will be entitled to an extra six months of his base salary and contributions toward health insurance premiums (i.e., for a total of 18 months) if he is terminated by Katonah Debt Advisors within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

As amended effective January 1, 2008, Mr. Kratzman’s agreement with Kohlberg Capital provides for an indefinite term ending upon Mr. Kratzman’s resignation, death or removal with or without cause. Pursuant to his employment agreement with the Company, Mr. Kratzman is entitled to receive an annual grant of shares of the Company’s restricted common stock having a value of $500,000. Such restricted shares vest 50% on the third anniversary of the grant date and 50% on the fourth anniversary of the grant date and are subject to the terms set out in a restricted stock award agreement between Mr. Kratzman and the Company. The agreement also contains provisions regarding non-competition covenants.

Employment Agreement with Daniel P. Gilligan

As amended on August 13, 2009, Mr. Gilligan’s employment agreement with Katonah Debt Advisors provides for Mr. Gilligan to be employed as a Director of Portfolio Administration of Katonah Debt Advisors. The agreement provides for an indefinite term ending upon Mr. Gilligan’s resignation, death or removal with or without cause. The agreement provides for an annual base salary of $150,000 (which was increased to $160,000 effective January 1, 2011) and a target annual performance-based bonus from Katonah Debt Advisors of $125,000. The employment agreement provides that if Mr. Gilligan’s employment is terminated by Katonah Debt Advisors without cause or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums; provided, that Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point six months (or one year if Mr. Gilligan is terminated within 90 days of the completion of a change of control) after such termination; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which Mr. Gilligan is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that he sign a release of claims. His employment agreement also contains non-competition covenants and provisions governing termination, death and disability.

Consulting Agreement and Letter Agreement with John M. Stack

In connection with Mr. Stack’s resignation, on December 10, 2010, Katonah Debt Advisors entered into a letter agreement with Mr. Stack. The letter agreement became effective as of December 30, 2010 and superseded certain terms set forth in Mr. Stack’s employment agreement with Katonah Debt Advisors dated December 14, 2009 previously filed by the Company with the SEC and described in the Company’s prior SEC filings. In addition, effective as of January 1, 2011, Katonah Debt Advisors entered into a consulting agreement with Mr. Stack, pursuant to which Mr. Stack agreed to provide certain consultancy services to Katonah Debt Advisors and the Company as further described below.

Letter Agreement

Under the terms of the Letter Agreement, Mr. Stack continued to provide services to the Company and Katonah Debt Advisors on the terms set forth in the employment agreement until December 31, 2010, the effective date of his resignation. On such date, Mr. Stack forfeited all of his 3,334 then unvested shares of restricted stock in the Company and the Company and Katonah Debt Advisors ceased to provide Mr. Stack with the employee benefits described in his employment agreement, other than COBRA health care continuation coverage if elected by Mr. Stack. In accordance with the letter agreement, Mr. Stack received bonus compensation earned in 2010 pursuant to the employment agreement. The Company will continue to provide Mr. Stack with director’s and officer’s liability insurance coverage, on the same basis as is provided to other directors and officers of the Company, with respect to his service as an officer of the Company and Katonah Debt Advisors and relating to claims incurred prior to the effective date of his resignation.

Consulting Agreement

Under the terms of the consulting agreement, Katonah Debt Advisors has retained Mr. Stack as a consultant to provide services for Katonah Debt Advisors and the Company for a one-year period, subject to Katonah Debt Advisors’ right to extend the agreement for successive one-year terms on conditions (including amounts payable) that may differ from those currently set forth in the consulting agreement. Under the consulting agreement, Mr. Stack is entitled to receive from Katonah Debt Advisors (i) an initial consultancy fee of $16,030 per month for a six-month period beginning on the effective date of the consulting agreement, (ii) a subsequent consultancy fee of $20,180 per month for each of the remaining six-months under the consulting agreement, and (iii) a lump sum payment of $20,000 on July 31, 2011, subject to Mr. Stack’s continued provision of consulting services under the consulting agreement through such date. The consulting agreement may be terminated by Katonah Debt Advisors for cause at any time or by Mr. Stack for any reason upon 10 days’ prior notice. If the consulting agreement is terminated by Mr. Stack or by Katonah Debt Advisors for cause, Mr. Stack will be entitled to receive only those amounts previously earned under the consulting agreement but unpaid as of the termination date.

Outstanding Equity Awards at 2010 Fiscal Year-End

The following table shows unvested stock awards outstanding on December 31, 2010, the last day of the Company’s fiscal year, held by each of the named executive officers. There were no stock options awards held by any of the named executive officers outstanding on December 31, 2010.

Name	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units That Have Not Vested ($) (2)
Dayl W. Pearson	58,437	407,306
Michael I. Wirth	26,708	186,155
E.A. Kratzman	230,179	1,604,348
R. Jon Corless	6,666	46,462
John M. Stack (3)	—	—
Daniel P. Gilligan	2,334	16,268

(1)

The remaining unvested shares of restricted stock granted to Mr. Pearson will vest, with respect to 41,771 shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date, and, with respect to 16,667 shares, on the third anniversary of such grant date. The remaining unvested shares of restricted stock granted to Mr. Wirth will vest, with respect to 16,708 shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date, and, with respect to 10,000 shares, on the third anniversary of such grant date. The remaining unvested shares of restricted stock granted to Mr. Kratzman will vest, with respect to 41,771 shares, in two equal installments on each of the third and fourth anniversaries of July 1, 2008, the grant date; with respect to 84,889 shares, in two equal installments on each of the third and fourth anniversaries of August 5, 2009, the grant date; and with respect to 103,519 shares, in two equal installments on each of the third and fourth anniversaries of July 22, 2010, the grant date. The remaining unvested shares of restricted stock granted to Messrs. Corless and Gilligan will vest on the third anniversary of July 1, 2008, the grant date.

(2)

Computed by multiplying the number of unvested outstanding shares of restricted stock by $6.97, the closing market price of Kohlberg Capital’s common stock on December 31, 2010, the end of the last completed fiscal year.

(3)

Pursuant to the letter agreement described above under “—Employment Agreements—Consulting Agreement and Letter Agreement with John M. Stack,” Mr. Stack forfeited all of his 3,334 then unvested shares of restricted stock on December 30, 2010, the effective date of his resignation.

Option Exercises and Stock Vested in Fiscal Year 2010

The named executive officers did not hold or exercise any stock options during the fiscal year ended December 31, 2010. The shares of restricted stock held by the named executive officers that became vested in the fiscal year ended December 31, 2010 are set forth in the table below.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Dayl W. Pearson	16,667	85,168
Michael I. Wirth	10,000	51,100
E.A. Kratzman	15,000	76,650
R. Jon Corless	6,667	34,068
John M. Stack	3,333	17,032
Daniel P. Gilligan	2,333	11,922

(1)	Represents shares of restricted stock that became vested on July 1, 2010.
(2)	Computed by multiplying the number of shares of restricted stock that vested by $5.11, the closing market price of Kohlberg Capital’s common stock on July 1, 2010, the vesting date.

Pension Benefits

The Company does not have any benefit plans, other than qualified defined contribution plans or nonqualified defined contribution plans.

Nonqualified Deferred Compensation

The Company does not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Termination of Employment and Change of Control Arrangements

Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan

Under the Amended and Restated 2006 Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options, restricted stock awards and other stock-based awards granted under the Amended and Restated 2006 Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that the Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;

•	remove any performance or other conditions or restrictions on any award;

•

in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as the Board determines; and

•

with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board is substantially equivalent to any award being replaced.

Under the Amended and Restated 2006 Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of the Company’s common stock, consolidation, merger, or similar transaction or series of related transactions in which Kohlberg Capital is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s Amended and Restated 2006 Equity Incentive Plan

Unless the Board expressly provides otherwise, immediately upon the cessation of employment or services of a participant in the Amended and Restated 2006 Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;

•

For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and

•

In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under the Amended and Restated 2006 Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of the Board or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

The Board may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

Each of the named executive officers (with the exception of Mr. Stack, whose employment terminated effective upon his resignation at December 30, 2010, and who is no longer entitled to the benefits described in this section) has an employment agreement pursuant to which the Company, in the case of Messrs. Pearson, Wirth and Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman and Gilligan, must make payments and provide certain benefits upon termination of employment. If any of the current named executive officers is terminated other than for cause (as defined below) or terminates their employment for good reason, such officer is entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeds six months (one year in the case of Mr. Kratzman), the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month (one year in the case of Mr. Kratzman) anniversary of such termination so long as the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year or 18 months in the case of Mr. Kratzman) if he is terminated by the Company (or Katonah Debt Advisors in the case of Messrs. Kratzman and Gilligan) within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

In the event of death of any of the current named executive officers, any amounts owed to the decedent under the applicable employment agreement will be paid to the decedent’s estate or to his designated successor or assigns. In the event of a disability which renders the officer unable to continue to perform substantially all of his duties and responsibilities under his employment agreement, the officer is entitled to continued payment of his base salary and benefits for up to 12 weeks of disability during any period of 365 consecutive calendar days. If the officer is unable to return to work after 12 weeks of disability, the Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Messrs. Kratzman or Gilligan, may terminate his employment.

For purposes of the employment agreements with the current named executive officers, “cause” means (i) a repeated material failure to perform (other than by reason of disability), or gross negligence in the performance of, duties and responsibilities to the Company or any of its affiliates which failure is not cured within thirty (30) days after written notice of such failure or negligence is delivered to the employee; (ii) a material breach of this agreement or any other agreement between the employee and the Company or any of its affiliates which breach is not cured within thirty (30) days after written notice of such breach is delivered to the employee; or (iii) commission by the employee of a felony involving moral turpitude or fraud with respect to the Company or any of its affiliates.

For purposes of the employment agreements with the current named executive officers, “Good Reason” means: (i) material diminution in the nature or scope of the employee’s responsibilities, duties or authority; (ii) failure by the Company to pay the minimum Bonus Compensation set forth in any year under the employee’s letter agreement if they have achieved the annual financial target referenced therein; or (iii) being required to relocate to a principal place of employment outside of the New York metropolitan area. In addition, a change in reporting relationships resulting from a change in control will constitute Good Reason and a termination of the employee’s employment by the employee for any reason during the 90-day period immediately following a Change in Control shall be deemed to be a termination for Good Reason.

With respect to Messrs. Kratzman and Gilligan, references to “Company” in the definitions above mean Katonah Debt Advisors.

The following table sets forth estimated payment obligations to each of the named executive officers, assuming a termination on December 31, 2010.

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995

Name	Termination by Company Without Cause ($) (1)	Termination by Company for Cause ($) (2)	Change of Control ($)	Voluntary Termination ($) (3)	Disability ($)	Death ($)
Dayl W. Pearson
Severance Payment	400,000	—	850,000	—	400,000	400,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	450,000	—	450,000	—	450,000	450,000
Accrued and unused vacation time (4)	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769
Insurance benefits (5)	24,723	—	24,723	—	24,723	24,723
TOTAL:	874,723 – 905,492	0 – 30,769	1,324,723 – 1,355,492	0 – 30,769	874,723 – 905,492	874,723 – 905,492

Michael I. Wirth
Severance Payment	325,000	—	700,000	—	325,000	325,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	375,000	—	375,000	—	375,000	375,000
Accrued and unused vacation time (4)	0 – 25,000	0 – 25,000	0 – 25,000	0 – 25,000	0 – 25,000	0 – 25,000
Insurance benefits (5)	24,723	—	24,723	—	24,723	24,723
TOTAL:	724,723 – 749,723	0 – 25,000	1,099,723 – 1,124,723	0 – 25,000	724,723 – 749,723	724,723 – 749,723

E.A. Kratzman
Severance Payment	400,000	—	1,250,000 – 1,600,000	—	400,000	400,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	650,000 – 1,000,000	—	650,000 – 1,000,000	—	650,000 – 1,000,000	650,000 – 1,000,000
Accrued and unused vacation time (4)	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769	0 – 30,769
Insurance benefits (5)	24,723	—	24,723	—	24,723	24,723
TOTAL:	1,074,723 – 1,455,492	0 – 30,769	674,723 – 1,055,492	0 – 30,769	1,074,723 – 1,455,492	1,074,723 – 1,455,492

R. Jon Corless
Severance Payment	250,000	—	450,000	—	250,000	250,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—
Accrued and unpaid bonus	200,000	—	200,000	—	200,000	200,000
Accrued and unused vacation time (4)	0 – 19,231	0 – 19,231	0 – 19,231	0 – 19,231	0 – 19,231	0 – 19,231
Insurance benefits (5)	24,723	—	24,723	—	24,723	24,723
TOTAL:	474,723 – 493,954	0 – 19,231	674,723 – 693,954	0 – 19,231	474,723 – 493,954	474,723 – 493,954

Daniel P. Gilligan
Severance Payment	160,000	—	295,000	—	160,000	160,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	125,000	—	125,000	—	125,000	125,000
Accrued and unused vacation time (4)	0 – 12,308	0 – 12,308	0 – 12,308	0 – 12,308	0 – 12,308	0 – 12,308
Insurance benefits (5)	24,723	—	24,723	—	24,723	24,723
TOTAL:	309,723 – 322,031	0 – 12,308	444,723 – 457,031	0 – 12,308	309,723 – 322,031	309,723 – 322,031

(1)

Termination without cause or by the employee for good reason in the case of Messrs. Pearson, Wirth and Corless by the Company and, in the case of Messrs. Kratzman and Gilligan, by Katonah Debt Advisors. This column reflects payments to the employee for base salaries and health insurance premiums for the remaining term of their employment agreements. The Company, in the case of Messrs. Pearson, Wirth or Corless, or Katonah Debt Advisors, in the case of Mr. Kratzman and Gilligan, has the option of waiving the non-competition provisions in the applicable employment agreement at any point after six months from the date of termination and discontinuing such payments.

(2)	In the case of Messrs. Kratzman and Gilligan, by Katonah Debt Advisors.
(3)	Voluntary termination other than for good reason.
(4)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(5)	Insurance benefits are based on the December 2010 monthly payment for health and dental coverage.

Director Compensation in Fiscal Year 2010

The following table sets forth a summary of the compensation earned by the Company’s directors (other than Mr. Pearson, who is also a named executive officer and whose compensation is reflected in the Summary Compensation Table above) in 2010:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	All Other Compensation ($)	Total ($)
Independent Directors
Gary Cademartori	47,250	7,320	—	54,750
C. Michael Jacobi	41,250	7,320	—	48,750
Albert G. Pastino	49,750	7,320	—	57,070
C. Turney Stevens	41,250	7,320	—	48,750

Non-Independent Directors (3)
Christopher Lacovara	—	—	—	—
Samuel P. Frieder	—	—	—	—

(1)	As of December 31, 2010, such directors had the following aggregate vested and unvested option awards outstanding and no awards of restricted stock outstanding as of that date.

Name	Option Awards Outstanding (#)
Gary Cademartori	15,000
C. Michael Jacobi	15,000
Albert G. Pastino	15,000
C. Turney Stevens	15,000
Christopher Lacovara	—
Samuel P. Frieder	—

Such awards consist of an option to purchase 5,000 shares granted to each of the Independent Directors on each of June 13, 2008, June 13, 2009 and July 22, 2010. The exercise prices of such options are $11.97, $4.93 and $4.83 per share, respectively, and each such option expires on the 10th anniversary of the applicable grant date. With respect to the July 22, 2010 award, an option to purchase 2,500 shares held by each of the Independent Directors remained unvested as of December 31, 2010 and will vest on July 22, 2011, the first anniversary of the grant date.

(2)

Amounts reflect the grant date fair value of stock options in accordance with ASC 718. Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 10, “Equity Incentive Plan—Stock Options,” to our audited consolidated financial statements included in our 2010 Annual Report on Form 10-K, filed with the SEC on March 4, 2011 (File No. 814-00735).

(3)	Messrs. Lacovara and Frieder are not Independent Directors because they are officers of the Company.

Director Compensation Policy

As compensation for serving on the Board, each of the Independent Directors received an annual fee of $27,000 in 2010. Effective as of January 1, 2011, the Board increased the annual fee payable to each Independent Director from $27,000 to $37,000. In approving this increase, the Board considered director fees paid by other comparable BDCs. In addition, each of the Independent Directors receives $1,500 per Board meeting attended in person and $750 per Board meeting attended telephonically. Employee directors and Non-Independent Directors do not receive compensation for serving on the Board. Independent Directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on the Board. The chairperson of the Company’s Audit Committee receives an additional $10,000 per year, the chairperson of each other committee of the Board receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. In addition, Mr. Lacovara is entitled to an annual amount of $100,000 as compensation for his duties as Chairman of the Board. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Pursuant to the Amended and Restated Non-Employee Director Plan, the Independent Directors and other directors who are not officers or employees of the Company (“Non-Employee Directors”) may be issued options to purchase our common stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in April 2008. A description of the Amended and Restated Non-Employee Director Plan is provided under “—Equity Incentive Plans—Amended and Restated Non-Employee Director Plan” below.

Employee Incentive Plans

Amended and Restated 2006 Equity Incentive Plan

The 2006 Equity Incentive Plan was originally approved by the Board of Managers of Kohlberg Capital, LLC on November 27, 2006 and by the members of Kohlberg Capital, LLC on December 11, 2006, prior to the conversion of Kohlberg Capital, LLC into Kohlberg Capital Corporation. Effective June 13, 2008, the 2006 Equity Incentive Plan was amended and restated pursuant to a vote of the Company’s shareholders at the 2008 Annual Shareholder Meeting. Under the Amended and Restated 2006 Equity Incentive Plan, the Company may grant options to acquire shares and, to the extent permitted by exemptive or other relief that may be granted by the SEC or its staff, other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 2,000,000 shares of common stock currently reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. As of March 31, 2011, 333,990 shares of restricted stock were outstanding, 190,000 shares of restricted stock had vested, 23,668 shares of restricted stock had been forfeited, no options were outstanding and 1,476,010 shares were available for future grants under the Amended and Restated 2006 Equity Incentive Plan.

In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated 2006 Equity Incentive Plan, but has retained the authority to make grants. In accordance with the provisions of the Amended and Restated 2006 Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees will be granted options, restricted stock and other awards;

•	the number of shares subject to options, shares of restricted stock and other awards;

•

the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;

•	the schedule upon which options become exercisable or upon which a restricted stock award vests (including any performance criteria applicable to restricted stock awards);

•	the termination or cancellation provisions applicable to options and restricted stock awards;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended and Restated 2006 Equity Incentive Plan.

No participant may receive awards of options for over 1,000,000 shares of common stock or over 500,000 shares of restricted stock in any fiscal year. The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan may not exceed 10% of the outstanding shares on June 13, 2008, the effective date of the Amended and Restated 2006 Equity Incentive Plan, plus 10% of the number of shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated 2006 Equity Incentive Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

The Board or any committee to which the Board delegates authority may, with the consent of any adversely affected Amended and Restated 2006 Equity Incentive Plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of the Amended and Restated 2006 Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable shareholder approval requirements of The NASDAQ Global Select Market.

In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to options, shares of restricted stock and other stock-based awards then outstanding or subsequently granted under the Amended and Restated 2006 Equity Incentive Plan, the exercise price of such awards, the maximum number of shares that may be delivered under the Amended and Restated 2006 Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Board. The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (with the exception of those that qualify as “Covered Transaction,” in which case the Board may take any one or more of the actions described above under “—Potential Payments Upon Termination or Change of Control—Termination of Employment and Change of Control Arrangements—Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan”), or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Amended and Restated 2006 Equity Incentive Plan. However, the exercise price of options granted under the Amended and Restated 2006 Equity Incentive Plan will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the SEC staff that the Company may do so.

Amended and Restated Non-Employee Director Plan

The 2008 Non-Employee Director Plan was originally adopted by the Board and was approved by a vote of the Company’s shareholders at the 2008 Annual Shareholder Meeting (the “Prior Plan”). Effective June 10, 2011, the Prior Plan was amended and restated pursuant to a vote of the Company’s shareholders at the 2011 Annual Shareholder Meeting (as amended, the “Amended and Restated Non-Employee Director Plan”). Pursuant to such amendment, the Company is permitted to restricted stock, and is no longer permitted to issue any options for common stock, of the Company to Non-Employee Directors. Options granted to Non-Employee Directors prior to the effectiveness of the Amended and Restated Non-Employee Director Plan have remained outstanding in accordance with the terms of the Amended and Restated Non-Employee Director Plan. There are 100,000 shares of common stock currently reserved for issuance under the Amended and Restated Non-Employee Director Plan. Following the amendment of the Amended and Restated Non-Employee Director Plan, 60,000 shares were subject to outstanding options, and there were no additional options available for future grants under the Amended and Restated Non-Employee Director Plan. Any options outstanding as of the date of the 2011 Annual Shareholder Meeting are governed in all respects by the terms of the Prior Plan.

Under the Amended and Restated Non-Employee Director Plan, the Non-Employee Directors automatically receive 1,000 shares of restricted stock on the date of each annual meeting of shareholders during the term of the plan. The shares immediately vest as to one-half of the restricted stock grant and as to the remaining one-half of the restricted stock grant on the earlier of (i) the first anniversary of such grant, or (ii) the date immediately preceding the next annual meeting of shareholders (or meeting in lieu of the annual meeting of shareholders), so that vesting for one hundred percent (100%) of the restricted stock grant occurs one year after the date of grant; provided that the participant is then and since the date of grant has continuously been a Non-Employee Director. In addition, a Non-Employee Director who is appointed to serve on the Board outside of the annual election cycle would automatically be granted a pro rata portion of the restricted stock grant on the date of such appointment to the Board. The grants of restricted stock to Non-Employee Directors under the Amended and Restated Non-Employee Director Plan will be automatic (subject to the authority of the Board to prevent or limit the granting of restricted stock).

In accordance with the terms of the Amended and Restated Non-Employee Director Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated Non-Employee Director Plan.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service (unless upon such termination or within 90 days thereafter such Non-Employee Director becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director), all awards of restricted stock, to the extent not already vested, will be forfeited. However, if the Non-Employee Director ceases providing services as a Non-Employee Director but within 90 days of such cessation becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director, such person shall vest in any unvested restricted shares on the later of (i) the next annual shareholders meeting (in accordance the terms of the Amended and Restated Non-Employee Director Plan) or (ii) the date on which such person becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service, all options award under the Prior Plan, to the extent not already vested, terminate, except that:

•	When the Non-Employee Director’s services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;

•

For vested options held by the Non-Employee Director immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the Non-Employee Director’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of services; and

•

In all other cases, all vested options held by the Non-Employee Director immediately prior to the cessation of his or her services, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of services.

Under the Prior Plan, “Cause” means (i) commission of a felony or of a crime involving moral turpitude, (ii) gross dereliction of duty or (iii) any breach of duty that is materially injurious to the business or reputation of the Company.

The Board may provide in the case of any option award granted under the Prior Plan for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former Non-Employee Director (or, in the case of a former Non-Employee Director who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the option award not exercisable immediately prior to termination of service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of services.

The Amended and Restated Non-Employee Director Plan has provisions relating to repricing or other amendments of outstanding awards, stock dividends, stock splits, recapitalizations or other similar changes, and “Covered Transactions” analogous to those described under “—Amended and Restated 2006 Equity Incentive Plan” above.

Equity Compensation Plan Information

During the year ended December 31, 2010, the Company did not grant any options to purchase shares of common stock or restricted stock awards under the Amended and Restated 2006 Equity Incentive Plan to its employees (other than the award of restricted stock to Mr. Kratzman described in the Grants of Plan-Based Awards in Fiscal Year 2010 table above) and no options were outstanding thereunder. During the year ended December 31, 2010, the Company granted options to purchase a total of 20,000 shares to its Independent Directors under the Amended and Restated Non-Employee Director Plan, and options to purchase a total of 60,000 shares were outstanding thereunder as of December 31, 2010. The options have an estimated remaining contractual life of eight years and four months. During the year ended December 31, 2010, the weighted average grant date fair value per share for options granted during the period was $1.46 and no options were forfeited during the period.

Following stockholder approval of the Amended and Restated Non-Employee Director Plan on June 10, 2011, each of the Non-Employee Directors received a grant of 1,000 shares of restricted stock.

The following table summarizes certain information regarding the Amended and Restated 2006 Equity Incentive Plan and the Amended and Restated Non-Employee Director Plan as of July 15, 2010:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders (1)	60,000	$7.73	1,513,344	(2)(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	60,000	7.73	1,513,344

(1)	The Company’s Amended and Restated 2006 Equity Incentive Plan and Amended and Restated Non-Employee Director Plan.
(2)

Subject to the following additional limitations: The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan, the Amended Restated Non-Employee Director Plan, and any other Company executive compensation plan, collectively, may not exceed 10% of the outstanding shares of common stock of the Company on the effective date of the Amended and Restated Non-Employee Director Plan plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated Non-Employee Director Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. For purposes of calculating compliance with this limit, the Company will count as restricted stock all shares of the Company’s common stock that are issued pursuant to the Amended and Restated Non-Employee Director Plan less any shares that are forfeited back to the Company and cancelled as a result of forfeiture restrictions not lapsing. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

(3)

The 1,477,344 shares issuable under the Company’s Amended and Restated 2006 Equity Incentive Plan may be issued in the form of options, restricted stock or other stock-based awards. The 36,000 shares issuable under the Company’s Amended and Restated Non-Employee Director Plan may currently be issued in the form of restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will notify us of equity investment opportunities that have been made available to Kohlberg & Co. but that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment fund managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment), prior to making such investment opportunity available to any third party. The initial term of the agreement is scheduled to expire on October 31, 2011, and there is no guarantee that the agreement will be renewed following such expiration and that we will continue to benefit from its provisions. See “Risk Factors—Risks Related to Our Business—The agreement governing our strategic relationship with Kohlberg & Co. is scheduled to expire on October 31, 2011 and may not be renewed.”

Our portfolio company, Katonah Debt Advisors, has entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which it has assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. We have entered into an Overhead Allocation Agreement with Katonah Debt Advisors which provides for the sharing of the expenses under the lease agreement. In connection with this assignment and assumption of the lease, we issued a letter of credit to the lessor to replace a letter of credit previously issued by Kohlberg & Co. under the original lease.

Christopher Lacovara and Samuel P. Frieder, who are affiliates of Kohlberg & Co. and serve as members of our Board of Directors and on our Investment Committee, together own, in the aggregate, approximately 5% of our outstanding common stock. Messrs. Lacovara and Frieder, E.A. Kratzman, who is our Vice President and President of Katonah Debt Advisors, and certain other persons and entities (including other affiliates of Kohlberg & Co.) are parties to a registration rights agreement with us. See “Description of Our Common Stock—Registration Rights.”

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the Independent Directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person controlling or under common control with the Company. Under the 1940 Act, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, we may co-invest on a concurrent basis with Kohlberg & Co. or any of our affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

In the ordinary course of business, Kohlberg Capital enters into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Company adopted and maintains a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements and applicable law. A copy of the code of ethics is available on the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of July 15, 2011, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each named executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options that are currently exercisable or exercisable within 60 days of July 15, 2011 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 22,839,838 shares of common stock outstanding as of July 15, 2011.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities (1)
Principal Shareholders:
Franklin Resources, Inc. (2)	1,156,016	5.1%
One Franklin Parkway, San Mateo, California 94403-1906

T. Rowe Price Associates, Inc. (3)	1,318,908	5.8%
100 E. Pratt Street, Baltimore, Maryland 21202

Zazove Associates, LLC (4)	4,148,392	15.4%
100 E. Pratt Street, Baltimore, Maryland 21202

James A. Kohlberg (5)	1,096,616	4.8%
c/o Kohlberg & Co., L.L.C. 300 Alpine Road, Suite 100, Menlo Park, California 94028

Directors and Executive Officers:
Independent Directors
C. Michael Jacobi (6)	30,167	*	>$100,000
Albert G. Pastino (6)	19,567	*	>$100,000
C. Turney Stevens (6)	17,500	*	>$100,000
Gary Cademartori (6)	18,694	*	>$100,000

Non-Independent Directors (7)
Christopher Lacovara	597,903	2.6%	>$ 100,000
Dayl W. Pearson (8)	100,400	*	>$100,000
Samuel P. Frieder	513,903	2.3%	>$ 100,000

Executive Officers
E.A. Kratzman (8)(9)	289,888	1.3%	>$100,000
Michael I. Wirth (8)(10)	64,256	*	>$ 100,000
R. Jon Corless (8)	42,154	*	>$100,000
Daniel P. Gilligan (8)	9,052	*	$50,001 - $100,000

Directors and Executive Officers as a Group (11 persons)	1,703,484	7.5%	>$100,000

*	Less than 1%.
(1)	Based on the closing price of the Company’s common stock on July 15, 2011 ($7.70).
(2)	The information regarding Franklin Resources, Inc. is based solely on information included in Amendment No. 3 to Schedule 13G filed by Franklin Resources, Inc. with the SEC on February 4, 2011. Franklin Resources, Inc. reported that each of Charles B. Johnson and Rupert H. Johnson, Jr. owns in excess of 10% of its outstanding common stock and that Franklin Advisory Services, LLC and Franklin Templeton Portfolio Advisors, Inc. have the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 744,567 and 411,449 shares of our common stock, respectively.
(3)	The information regarding T. Rowe Price Associates, Inc. is based solely on information included in Amendment No. 4 to Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 10, 2011. T. Rowe Price Associates, Inc. indicated that it has sole dispositive power as to 1,318,918 shares of our common stock and has sole voting power as to 668,951 of those shares.
(4)	The information regarding Zazove Associates, LLC is based solely on information included in Schedule 13G filed by Zazove Associates, LLC with the SEC on April 7, 2011. Zazove Associates, LLC indicated that it has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, 4,148,392 shares of our common stock issuable upon conversion of our 8.75% convertible notes due May 15, 2016.
(5)	The information regarding James A. Kohlberg is based on information included in Amendment No. 1 to Schedule 13G filed by Mr. Kohlberg with the SEC on February 12, 2010, adjusted to reflect the pro rata distribution of an aggregate of 1,258,000 shares of common stock previously held by KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC (collectively, the “KKAT Entities”) and previously reported as beneficially owned by Mr. Kohlberg to the equity holders of the KKAT Entities, which was effected on or about April 18, 2011. Includes an aggregate of 274,189 shares of common stock held by James A. Kohlberg Revocable Trust and MP Irrevocable Trust, of which Mr. Kohlberg is trustee. Mr. Kohlberg disclaims beneficial ownership of such shares held, except to the extent of his pecuniary interest therein. Excludes shares of our common stock owned by KAT Associates, LLC. Mr. Kohlberg is a beneficiary under certain trusts that are members of KAT Associates, LLC and, as such, may have a pecuniary interest in a portion of such shares.
(6)	Includes 15,000 shares of common stock issuable pursuant to options granted under the Amended and Restated Non-Employee Director Plan that are currently exercisable or exercisable within 60 days of July 15, 2011 to each of Messrs. Jacobi, Pastino, Stevens and Cademartori.
(7)	Messrs. Lacovara, Pearson and Frieder are not Independent Directors because they are officers of the Company.
(8)	Includes 20,886, 209,294 and 8,354, remaining unvested shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive Plan to Messrs. Pearson, Kratzman and Wirth, respectively. The remaining unvested shares of restricted stock granted to Mr. Pearson will vest on the fourth anniversary of July 1, 2008. The remaining unvested shares of restricted stock granted to Mr. Kratzman will vest, with respect to 20,886 shares, on the fourth anniversary of July 1, 2008, the grant date; with respect to 84,889 shares, in two equal installments on each of the third and fourth anniversaries of August 5, 2009, the grant date; and with respect to 103,519 shares, in two equal installments on each of the third and fourth anniversaries of July 22, 2010, the grant date. The remaining unvested shares of restricted stock granted to Mr. Wirth will vest on the fourth anniversary of July 1, 2008, the grant date.
(9)	Includes 2,000 shares of common stock held by Mr. Kratzman’s children who are minors and share the same household with Mr. Kratzman. Also includes 2,709 shares of common stock held by the E.A. Kratzman Marital Trust, of which Mr. Kratzman is trustee and a beneficiary.
(10)	Includes 441 shares of common stock held by Mr. Wirth, as custodian for his son and daughter under the Uniform Gifts to Minors Act, and 1,593 shares of common stock held by Mr. Wirth’s wife, for which Mr. Wirth disclaims beneficial ownership.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of July 15, 2011, we did not have any preferred stock outstanding.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions are then documented and discussed with our senior management. The Valuation Committee of our Board of Directors reviews these preliminary valuations and makes recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by our Board of Directors for an independent determination of fair value or certain other valuation related services. Our Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our valuation methodology may differ materially from the values that would have existed had a ready market existed for the investments.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we record unrealized appreciation if we believe that our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CLO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event is considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally are valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to limitations on our ability to sell the securities.

Our investments in the CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or are past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) the net asset value of the CLO Funds which are approaching or are past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there are negligible net cash distributions to the class of securities owned by us, or (iii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested. We recognize unrealized appreciation or depreciation on our investments in the CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in the CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in the CLO Fund securities on an individual security-by-security basis.

Determinations In Connection With Offerings

In connection with each primary offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors (or such committee) considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2011 annual meeting of stockholders held on June 16, 2011, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from the net asset value per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and

•

in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

Our Board of Directors may determine to issue shares of our common stock below net asset value of such common stock in a registered public offering or in a private placement either with or without an obligation to seek to register the resale thereof at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such shares of common stock if it concludes that doing so would assist in marketing such securities on favorable terms.

We may make sales of our common stock at prices below our most recently determined net asset value per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past (see “—Previous Rights Offering” below), and we may continue to do so under this prospectus.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares of common stock in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares of common stock under a prospectus supplement to the registration statement of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our net asset value per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.05 and we have 88.3 million shares of common stock outstanding, a sale of 18.7 million shares of common stock at net proceeds to us of $5.03 per share (an approximately 50% discount) would produce dilution of 8.73%.

If we subsequently determined that our net asset value per share increased back to $9.00 on the then 107.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 15.3 million shares of common stock at net proceeds to us of $4.50 per share, which would produce dilution of 6.27%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;

•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 22,803,000 common shares outstanding, $271,017,774 in total assets and $73,970,303 in total liabilities. The current net asset value and net asset value per share are thus $197,047,471 and $8.64. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 1,140,150 shares of common stock (5% of the outstanding shares of common stock) at $8.21 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 2,280,300 shares of common stock (10% of the outstanding shares of common stock) at $7.78 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 4,560,600 shares of common stock (20% of the outstanding shares of common stock) at $6.91 per share after offering expenses and commissions (a 20% discount from net asset value).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	22,803	22,803	0.00%	22,803	0.00%	22,803	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$197,020	$196,579.23	(0.22)%	$195,262.17	(0.89)%	$190,467.95	(3.33)%
Total Investment by Stockholder A (Assumed to be $8.64 per Share)	$197,020	$197,020.00		$197,020.00		$197,020.00
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(440.77)		$(1,757.83)		$(6,552.05)
Net Asset Value per Share Held by Stockholder A		$8.62		$8.56		$8.35
Investment per Share Held by Stockholder A (Assumed to be $8.64 per Share on Shares Held Prior to Sale)	$8.64	$8.64		$8.64		$8.64
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$(0.08)		$(0.29)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.22)%		(0.89)%		(3.32)%

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 2,280 shares of common stock, which is 0.05% of an offering of 4,560,644 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 6,841 shares of common stock, which is 0.15% of an offering of 4,560,600 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.08		$7.08
Net Proceeds per Share to Issuer		$6.91		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	27,363,600	20.00%	27,363,868	20.00%
Net Asset Value per Share	$8.64	$8.35	(3.33)%	$8.35	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	22,803	25,083	10.00%	29,644	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$197,020.00	$209,514	6.34%	$247,527	25.64%
Total Investment by Stockholder A (Assumed to be $10.05 per Share on Shares held Prior to Sale)	$197,020.00	$213,165		$245,454
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(3,650)		$2,073
Net Asset Value per Share Held by Stockholder A		$8.35		$8.35
Investment per Share Held by Stockholder A (Assumed to be $10.05 on Shares Held Prior to Sale)	$8.64	$8.50	(1.64)%	$8.28	(4.17)%
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.15)		$0.07
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.74)%		0.84%

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution/Accretion to New Investor A
Shares Held by New Investor A	0	1,140		2,280		4,561
Percentage Held by New Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by New Investor A	$0	$9,829		$19,526		$38,094
Total Investment by New Investor A (At Price to Public)		$9,589		$18,174		$32,289
Total Dilution/Accretion to New Investor A (Total Net Asset Value Less Total Investment)		$240		$1,352		$5,805
Net Asset Value per Share Held by New Investor A		$8.62		$8.56		$8.35
Investment per Share Held by New Investor A	$0	$8.41		$7.97		$7.08
Dilution/Accretion per Share Held by New Investor A (Net Asset Value per Share Less Investment per Share)		$0.21		$0.59		$1.27
Percentage Dilution/Accretion to New Investor A (Dilution/Accretion per Share Divided by Investment per Share)			2.51%		7.44%		17.98%

Previous Rights Offering

On April 28, 2008, we completed a rights offering which resulted in the issuance of 3.1 million shares of common stock and net proceeds of approximately $27 million. We were able to fully invest such proceeds within four months of the closing of the rights offering. This may not be indicative of the time frame for our use of the proceeds of any rights offering or other offerings we may conduct in the future.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have such shareholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them. See “Certain United States Federal Income Tax Considerations.”

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at http://www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private or relatively small publicly traded companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, “qualifying assets” represent at least 70% of the company’s total assets. The principal categories of “qualifying assets” relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

(iv)	does not have any class of securities listed on a national securities exchange (or, if it has a class of securities listed on a national securities exchange, has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million).

•	Securities of any eligible portfolio company that we control;

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and

•

Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as “qualifying assets” for the purpose of the 70% test discussed above, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are “qualifying assets.” Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements that are treated, under applicable tax rules, as being issued by a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements treated as issued, under applicable tax rules, by a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business—The debt we incur could increase the risk of investing in our Company.” As of March 31, 2011, our asset coverage ratio was 428%, above the minimum required asset coverage level of 200%.

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. A copy of the code of ethics is available on the Corporate Governance section of the Company’s website at http://www.kohlbergcap.com.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policy and Procedures

Although most of the securities we hold are not voting securities, some of our investments may entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment).

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated Chief Compliance Officer who is responsible for administering these policies and procedures.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this filing and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of acquisition, ownership or disposition of (i) an investment in our common stock, preferred stock, subscription rights, debt securities or (ii) warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units in combination with such securities, in each case except as discussed below. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who or which is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test in Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over the administration of which a court in the U.S. has primary supervision or over which U.S. persons have control; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

We have elected to be treated as a RIC under Subchapter M of the Code commencing with our taxable year ended December 31, 2006. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends in accordance with the timing requirements of the Code.

To qualify for treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income” (also previously referred to as “net investment company income”), which is generally the sum of our net investment income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”), for such year.

Taxation as a Regulated Investment Company

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to U.S. federal income tax at the regular corporate rates on any net ordinary income or capital gain not distributed (or deemed distributed) to our stockholders. As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain net taxable undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year, and (3) any net income realized, but not distributed, in the preceding year. For purposes of the required excise tax distribution, any ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability, although we reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of an excise tax amount that we deem to be de minimis).

To qualify for tax treatment as a RIC for U.S. federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;

•

in each taxable year, derive at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (as defined by the Code) (all such income “Qualifying Income”); and

•

diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We conduct the business of Katonah Debt Advisors through direct or indirect subsidiaries. Some of our subsidiaries are treated as corporations for U.S. federal income tax purposes. As a result, such subsidiaries will be subject to tax at regular corporate rates. We will recognize income from these subsidiaries to the extent that we receive dividends and distributions of capital from these subsidiaries. Some of the wholly-owned subsidiaries may be treated as disregarded entities for U.S. federal income tax purposes. As a result, we may directly recognize fee income earned by these subsidiaries. Fee income that we recognize directly through entities that are treated as disregarded entities for U.S. federal tax purposes will generally not constitute Qualifying Income. We intend to monitor our recognition of fee income to ensure that at least 90% of our gross income in each taxable year is Qualifying Income.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with non-cash payment in kind (“PIK”) interest or, in certain cases, with increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received an amount of cash that corresponds with the income accrued.

However, pursuant to guidance issued in 2009 and thereafter by the U.S. Internal Revenue Service (“IRS”), under certain circumstances it is possible for us to meet the Annual Distribution Requirement for 2009, 2010 and 2011, even though we limit how much cash (and other property which is not our stock) that we distribute in the aggregate to our stockholders (which limit can be as low as 10% of each qualifying distribution) when compared to how much cash (and other property which is not our stock) that we would need to distribute for us to meet the Annual Distribution Requirement without relying on such guidance (a “qualifying limited-cash distribution”). The portion of a qualifying limited-cash distribution that does not consist of cash (and other property which is not our stock) will be in the form of shares of our stock (based on a market-price valuation method determined pursuant to such guidance). While we have not made any qualifying limited-cash distributions to date as permitted by the IRS guidance, we reserve the right to consider making such distributions in the future, subject to compliance with applicable tax requirements. The IRS guidance is in effect for distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

We could also be subject to a U.S. federal income tax (including interest charges) on distributions received from investments in passive foreign investment companies “PFICs” (defined below) or on proceeds received from the disposition of shares in PFICs, which tax cannot be eliminated by making distributions to our stockholders. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from an active business and certain income received from related persons. If we are in a position to treat and do treat a PFIC as a “qualified electing fund” (“QEF”) we will be required to include in income our share of the company’s income and net capital gain annually, regardless of whether we receive any distribution from the company. Alternately, we may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though we had sold and repurchased our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We may also invest in “controlled foreign corporations” (“CFCs”). A non-U.S. corporation will be a CFC if “U.S. Shareholders” (i.e., each U.S. investor that owns (directly or by attribution) 10% or more of the interests in the non-U.S. corporation (by vote)) own (directly or by attribution) more than 50% (by vote or value) of the outstanding interests of the non-U.S. corporation. If we are a U.S. Shareholder with respect to a CFC, we will be required each year to include in income our pro rata share of the corporation’s “Subpart F income” (as defined in the Code). Therefore, investments in CFCs may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, depending on the types of debt and equity securities we have outstanding, we may be prohibited under the 1940 Act from making distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, potentially subject to certain limitations, we may carry net capital losses from any taxable year forward to offset capital gains in future years, thereby reducing the amount we would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded RICs and avoid a company-level tax. If we incur or have incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), we are permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A RIC is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. We will also generally be required to use any such carryforward losses, which will not expire, before we use any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See Note 7—“Distributable Taxable Income” from our Notes to the Financial Statements included herein for information relating to the amount and expiration date of our capital loss carryforwards.

As a RIC we are not permitted to deduct expenses in excess of our “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. Assuming we qualify for tax treatment as a RIC, our corporate-level

U.S. federal income tax should be substantially reduced or eliminated, and, as explained below in “—Taxation of U.S. Stockholders,” a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders.

Failure to Qualify as a Regulated Investment Company

If we were to fail to meet the income or diversification requirements described above, we could in some cases cure such failure, including by paying a tax and, in the case of diversification failures, by disposing of certain assets. If we do not cure such a failure or otherwise fail to qualify for tax treatment as a RIC (including if our Board of Directors elected to temporarily or permanently revoke our RIC election), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits and (if made during a taxable year beginning before January 1, 2013) provided certain holding period and other requirements were met, could potentially qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate. Subject to certain limitations under the Code, corporate distributees may be eligible for the dividends received deduction with respect to our dividend distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and distribute any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC. Except as otherwise provided, the remainder of this discussion assumes that we qualify for tax treatment as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

For U.S. federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2013, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning before January 1, 2013, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for married individuals filing separately) generally may be carried forward and used in subsequent years as and to the extent provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder’s investment (and thus were included in the price the stockholder paid). If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment.

Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market). We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold U.S. federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number, (2) who fails to furnish us with a certificate that such stockholder is exempt from backup withholding, or (3) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% rate will expire for amounts paid after December 31, 2012 and instead the backup withholding rate on such amounts will be 31% unless Congress enacts legislation providing otherwise. It is currently unclear whether such legislation will be enacted and, if enacted, what the terms of an extension will be. Backup withholding is not an additional tax. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock. In general, dividend distributions (other than certain distributions derived from net long-term capital gains, certain interest income and short term capital gains, as described below) paid by us to a non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.) For our taxable years beginning prior to January 1, 2012, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income that meets certain requirements, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly report such distributions as such to stockholders. We intend to report to stockholders the portion of our distributions that are eligible for the interest-related dividend and short-term capital gain dividend withholding tax exemptions. In respect of distributions described in clause (1) above, however, we will be required to withhold amounts with respect to distributions to a non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. stockholder and the non-U.S. stockholder is a “controlled foreign corporation” for U.S. federal income tax purposes.

•

In respect of distributions described in clause (2) above, we will be required to withhold amounts with respect to distributions to an individual non-U.S. stockholder who is present in the United States for a period or periods aggregating 183 days or more during his, her, or its taxable year in which the distribution occurs.

In the case of shares held through an intermediary, the intermediary may withhold even if we were to report a distribution as an interest-related or short-term capital gain dividend. Non-U.S. stockholders should contact their intermediaries regarding the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. If we distribute our net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent a properly completed and duly executed IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Investment in the shares may not be appropriate for a non-U.S. stockholder. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Certain Additional Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest, made on or after January 1, 2014 and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by us on or after the dates noted above (or such later dates as may be provided in future guidance) to a stockholder will be subject to the new 30% withholding requirement. Payments to a non-U.S. stockholder that is a “foreign financial institution” will generally be subject to withholding unless such stockholder enters into a timely agreement with the IRS. Payments to stockholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such stockholders provide such certifications or other documentation as are required to comply with the new rules. Persons investing in us through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments. Stockholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities and warrants. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

Any of the securities described herein and in any prospectus supplement may be issued separately or as part of a unit consisting of two or more securities, which may or may not be separable from one another.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 22,839,838 shares were outstanding as of July 15, 2011, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of July 15, 2011. Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” A total of 2,000,000 shares of our common stock have been authorized for issuance under our Amended and Restated 2006 Equity Incentive Plan and a total of 100,000 shares of our common stock have been authorized for issuance under our Amended and Restated Non-Employee Director Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the shares of our common stock outstanding as of July 15, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	100,000,000	—	22,839,838
Preferred Stock	5,000,000	—	—

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except to the extent required under the 1940 Act, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Registration Rights

Prior to our initial public offering, we entered into a registration rights agreement with certain affiliates of Kohlberg & Co. who hold shares of our common stock. Pursuant to the registration rights agreement, we have agreed that, upon demand by the holders of a specified percentage of these shares, we will file a registration statement to cover resales of the shares of common stock held by the requesting stockholders. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for newly issued shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by us.

We will use our best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which such shares have been distributed to the public pursuant to Rule 144 under the Securities Act, (iii) the date on which such shares are sold to us or (iv) the date on which all registrable securities held by any such holder may be sold without restrictions (other than the expiration of the applicable time period) pursuant to Rule 144(b)(1) under the Securities Act.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•

subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Set forth below is a chart describing our preferred stock as of July 15, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Preferred Stock	5,000,000	—	—

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that we may issue, our Board of Directors will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by our Board of Directors, provided that no series shall have preference or priority over any other series upon the distribution of our assets or in respect of payment of interest or dividends.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open;

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering;

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of Kohlberg Capital and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of our outstanding voting securities).

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance unless our stockholders approve such issuance; (3) our stockholders authorize the proposal to issue such warrants and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Kohlberg Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. With respect to (2) and (3) above, we obtained such approvals pursuant to a proxy statement dated April 21, 2011 in connection with a special meeting of stockholders held on June 16, 2011 that are effective for a period expiring on June 16, 2012, the one-year anniversary of the date of the shareholder approvals. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of the outstanding voting securities).

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. The form of the indenture has been filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Operation as a BDC—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

General

We expect that any indenture will provide that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•

an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security, and we and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or the trustee supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•

an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•

financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, and we do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “—Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived (we discuss defaults later under “—Events of Default”).

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, generally about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date, and do not cure this default within 5 days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 66.66% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities, in which case the default will be treated as if it had not occurred, other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•

if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction no default or Event of Default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	at any time after a change of control has occurred, reduce the premium payable upon a change of control;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•

we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity, as under current U.S. federal tax law the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We may appoint the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities, and may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

As of July 15, 2011, we had 22,839,838 shares of our common stock outstanding, some of which were “restricted” securities within the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including under the safe harbor provisions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file one or more registration statements in respect of the shares of common stock that are restricted securities.

In general, under Rule 144, if six months (in the case of resales by non-affiliates who have not been affiliates during the prior three months) or one year (in the case of resales by affiliates) have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities so long as:

•	there continues to be available adequate current public information about us, which condition will be deemed to be met if we continue to satisfy applicable Exchange Act reporting requirements; and

•

in the case of resales by affiliates, the number of securities sold for the account such person within any three-month period does not exceed the greater of (i) 1% of the total number of our common stock then outstanding and (ii) the average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC (or the receipt of the order to execute the transaction by the broker or the date of its execution).

Sales of our restricted securities by affiliates under Rule 144 also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(b)(1) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will be maintained, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to Offerings Pursuant to This Prospectus—If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.”

Stock Options

As of July 15, 2011, there were options to purchase 60,000 shares of our common stock and 240,534 shares of restricted stock outstanding under our Equity Incentive Plans. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates.

We have filed registration statements under the Securities Act covering 2,000,000 shares of common stock reserved for issuance under our Amended and Restated 2006 Equity Incentive Plan and 96,000 shares of common stock reserved for issuance under our Amended and Restated Non-Employee Director Plan.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $200,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, separately or as units comprising any combination of the foregoing, on the terms to be determined at the time of the offering. The debt securities, preferred stock, warrants and subscription rights offered by means of this prospectus may be convertible or exchangeable into shares of our common stock. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders or (iii) under such circumstances as the SEC may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than 8% for the sale of any securities being registered.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Any securities sold pursuant to a prospectus supplement may be traded on The NASDAQ Global Select Market, or another exchange on which the securities are traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters in connection with an offering will be passed upon for the underwriters or dealer managers, if any, by the counsel named in the prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and financial highlights, and management’s assessment of the effectiveness of internal control over financial reporting included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports. The principal business address of Grant Thornton LLP is 175 West Jackson Boulevard, Chicago, Illinois 60604.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

KOHLBERG CAPITAL CORPORATION

BALANCE SHEETS

	As of March 31, 2011	As of December 31, 2010
	(unaudited)
ASSETS
Investments at fair value:
Time deposits (cost: 2011 - $168,132; 2010 - $720,225)	$168,132	$720,225
Money market account (cost: 2011 - $169,858; 2010 - $210,311)	169,858	210,311
Debt securities (cost: 2011 - $121,272,490; 2010 - $126,545,510)	88,439,163	91,042,928
CLO fund securities managed by non-affiliates (cost: 2011 -$15,692,113; 2010 - $15,690,982)	6,261,000	4,921,000
CLO fund securities managed by affiliate (cost: 2011 - $52,608,476; 2010 - $52,589,217)	49,720,000	48,110,000
Equity securities (cost: 2011 - $16,199,845; 2010 - $13,483,227)	7,388,465	4,688,832
Asset manager affiliates (cost: 2011 - $44,393,453; 2010 - $44,532,329)	42,196,000	41,493,000

Total Investments at fair value	194,342,618	191,186,296
Cash	70,747,215	10,175,488
Restricted cash	—	67,023,170
Interest and dividends receivable	2,517,467	2,574,115
Receivable for open trades	—	7,681,536
Accounts Receivable	848,207	851,020
Other assets	2,562,267	331,061

Total assets	$271,017,774	$279,822,686

LIABILITIES
Borrowings	$—	$86,746,582
Senior Convertible Notes	60,000,000	—
Payable for open trades	12,033,703	—
Accounts payable and accrued expenses	1,936,600	2,337,767
Dividend payable	—	3,812,670

Total liabilities	$73,970,303	$92,897,019

STOCKHOLDERS’ EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 22,803,233 and 22,767,130 common shares issued and outstanding at March 31, 2011 and December 31, 2010, respectively	$224,692	$224,274
Capital in excess of par value	283,310,777	282,794,025
Accumulated undistributed net investment income	5,826,266	818,664
Accumulated net realized losses	(36,152,515)	(34,325,792)
Net unrealized depreciation on investments	(56,161,749)	(62,585,504)

Total stockholders’ equity	$197,047,471	$186,925,667

Total liabilities and stockholders’ equity	$271,017,774	$279,822,686

NET ASSET VALUE PER COMMON SHARE	$8.64	$8.21

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

(unaudited)

	Three Months Ended March 31,
	2011	2010
Investment Income:
Interest from investments in debt securities	$1,968,906	$4,782,363
Interest from cash and time deposits	5,837	6,083
Dividends from investments in CLO fund securities managed by non-affiliates	521,151	348,874
Dividends from investments in CLO fund securities managed by affiliate	2,849,519	1,811,894
Capital structuring service fees	1,248	14,612
Other Income	2,000,000	—

Total investment income	7,346,661	6,963,826

Expenses:
Interest and amortization of debt issuance costs	297,460	2,696,351
Compensation	841,442	787,691
Professional fees	769,965	508,518
Insurance	117,577	102,318
Administrative and other	312,615	290,454

Total expenses	2,339,059	4,385,332

Net Investment Income	5,007,602	2,578,494
Realized And Unrealized Gains (Losses) On Investments:
Net realized gains (losses) from investment transactions	(1,826,723)	(2,272,141)
Net change in unrealized appreciation (depreciation) on:
Debt securities	2,669,255	3,668,958
Equity securities	(16,985)	10,414
CLO fund securities managed by affiliate	1,590,741	2,050,333
CLO fund securities managed by non-affiliate	1,338,869	639,054
Affiliate asset manager investments	841,875	(5,080,203)

Net realized and unrealized appreciation (depreciation) on investments	4,597,032	(983,585)

Net Increase In Net Assets Resulting From Operations	$9,604,634	$1,594,909

Net Increase (Decrease) In Stockholders’ Equity Resulting from Operations per Common Share:
Basic:	$0.42	$0.07
Diluted:	$0.40	$0.07
Net Investment Income Per Common Share:
Basic:	$0.22	$0.11
Diluted:	$0.21	$0.11
Weighted Average Shares of Common Stock Outstanding—Basic	22,791,242	22,445,457
Weighted Average Shares of Common Stock Outstanding—Diluted	23,987,407	22,445,457

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

	Three Months Ended March 31,
	2011	2010
Operations:
Net investment income	$5,007,602	$2,578,494
Net realized loss from investment transactions	(1,826,723)	(2,272,141)
Net change in unrealized appreciation (depreciation) on investments	6,423,755	1,288,556

Net increase in net assets resulting from operations	9,604,634	1,594,909

Capital transactions:
Issuance of common stock for dividend reinvestment plan	294,904	499,779
Stock based compensation	222,266	220,397

Net increase in net assets resulting from capital transactions	517,170	720,176

Net assets at beginning of period	186,925,667	213,895,723

Net assets at end of period (including undistributed net investment income of $5,826,266 in 2011 and accumulated distributions in excess of net investment income of $3,904,874 in 2010)	$197,047,471	$216,210,808

Net asset value per common share	$8.64	$9.62
Common shares outstanding at end of period	22,803,233	22,475,339

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

(unaudited)

	Three Months Ended March 31,
	2011	2010
OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$9,604,634	$1,594,909
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash provided by operations:
Net realized losses on investment transactions	1,826,723	2,272,141
Net change in unrealized appreciation on investments	(6,423,755)	(1,288,556)
Net accretion of discount on securities and loans	(45,127)	(142,555)
Amortization of debt issuance cost	22,908	206,174
Amortization of convertible notes offering cost	22,092	—
Purchases of investments	(8,063,534)	(23,681,703)
Capital contribution to affiliate asset manager	138,875	(2,557,431)
Payment-in-kind interest income	(185,431)	(187,842)
Proceeds from sale and redemption of investments	29,311,167	27,796,246
Stock based compensation expense	222,266	220,396
Changes in operating assets and liabilities:
Decrease in interest and dividends receivable	56,648	135,478
Decrease in accounts receivable	2,814	—
(Increase) decrease in other assets	60,217	(130,012)
Decrease in due from affiliates	—	44,274
Decrease in accounts payable and accrued expenses	(401,167)	(837,085)

Net cash provided by operating activities	26,149,330	3,444,434

FINANCING ACTIVITIES:
Dividends paid in cash	(3,517,767)	(3,912,450)
Cash paid on repayment of debt	(86,746,582)	(19,402,108)
Convertible notes offering costs	(2,336,424)	—
Issuance of Senior Convertible Notes	60,000,000	—
Decrease in restricted cash	67,023,170	16,221,971

Net cash provided by (used in) financing activities	34,422,397	(7,092,587)

CHANGE IN CASH	60,571,727	(3,648,153)
CASH, BEGINNING OF PERIOD	10,175,488	4,140,408

CASH, END OF PERIOD	$70,747,215	$492,255

Supplemental Information:
Interest paid during the period	$252,318	$2,336,077
Non-cash dividends paid during the period under the dividend reinvestment plan	$294,904	$499,779

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

As of March 31, 2011

(unaudited)

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Revolving Loan 3.2%, Due 6/13	$1,000,000	$996,357	$921,230

Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Second Lien Term Loan Note 6.3%, Due 6/14	5,000,000	5,000,000	5,000,000

Alaska Communications Systems Holdings, Inc. Telecommunications	Senior Secured Loan—Term Loan 5.5%, Due 10/16	2,992,500	3,011,203	3,011,203

Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan—Extended Term Loan 5.8%, Due 4/14	3,000,000	3,022,500	3,022,500

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 8.3%, Due 8/15	1,225,250	1,217,438	91,894

Bankruptcy Management Solutions, Inc. Diversified/Conglomerate Service	Junior Secured Loan—Term Loan B 7.5%, Due 8/14	1,438,720	1,443,758	561,101

Bicent Power LLC Utilities	Junior Secured Loan—Advance (Second Lien) 4.3%, Due 12/14	4,000,000	4,000,000	1,960,800

Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan—Tranche B Term Loan 4.5%, Due 10/16	2,992,500	2,992,500	2,992,500

Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Senior Secured Loan—Term Loan 2.6%, Due 3/13	1,611,045	1,608,353	1,060,712

Charlie Acquisition Corp. [8] Personal, Food and Miscellaneous Services	Mezzanine Investment—Senior Subordinated Notes 17.5%, Due 6/13	14,261,996	10,744,496	250,000

CoActive Technologies LLC (fka CoActive Technologies, Inc.) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 7.1%, Due 1/15	2,000,000	1,979,047	1,465,400

Del Monte Foods Company Beverage, Food and Tobacco	Senior Secured Loan—Initial Term Loan 4.5%, Due 3/18	3,000,000	3,007,500	3,007,500

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
eInstruction Corporation Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 14.0%, Due 7/14	$10,000,000	$10,000,000	$10,000,000

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond—10.125% - 12/2016 10.1%, Due 12/16	3,000,000	3,005,883	3,213,750

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 7.8%, Due 6/11	1,257,143	1,224,101	102,665

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche B Term Loan 7.8%, Due 6/11	2,694,857	2,624,028	220,076

Ginn LA Conduit Lender, Inc. [8] Buildings and Real Estate [4]	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 6/12	3,000,000	2,715,997	15,000

HMSC Corporation (aka Swett and Crawford) Insurance	Junior Secured Loan—Loan (Second Lien) 5.7%, Due 10/14	5,000,000	4,897,522	3,962,000

Hunter Fan Company Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	3,000,000	3,000,000	2,932,800

International Architectural Products, Inc. [8] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 12.0%, Due 5/15	971,409	944,845	926,238

Intrapac Corporation/Corona Holdco Containers, Packaging and Glass	Junior Secured Loan—Term Loans (Second Lien) 7.8%, Due 5/13	3,000,000	3,008,678	3,000,000

Jones Stephens Corp. Buildings and Real Estate [4]	Senior Secured Loan—Term Loan 7.0%, Due 9/15	5,006,338	5,006,338	5,006,338

KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 5.2%, Due 12/14	5,000,000	5,000,000	3,407,500

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Third Lien) 15.0%, Due 2/12	2,332,868	2,332,868	933

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 1/10	3,875,156	3,875,156	58,127

LBREP/L-Suncal Master I LLC [8] Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Second Lien) 9.5%, Due 1/11	2,000,000	1,920,211	7,600

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Legacy Cabinets, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 7.3%, Due 5/14	$470,521	$463,380	$70,578

MCCI Group Holdings, LLC Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.6%, Due 6/13	1,000,000	1,000,000	1,000,000

Pegasus Solutions, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond— Senior Subordinated Second Lien PIK Notes 13.0%, Due 4/14	1,314,459	1,314,459	1,314,459

Perseus Holding Corp. [6] Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock—Preferred Stock 14.0%, Due 4/14	400,000	400,000	373,560

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	2,119,641	2,119,641	2,119,641

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	7,337,327	7,231,905	7,337,327

Specialized Technology Resources, Inc. Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 7.2%, Due 12/14	7,500,000	7,500,000	7,500,000

TUI University, LLC Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 3.5%, Due 10/14	3,119,818	3,039,459	2,877,097

Walker Group Holdings LLC Cargo Transport	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	416,737	416,737	416,737

Walker Group Holdings LLC Cargo Transport	Junior Secured Loan—Term Loan B 12.3%, Due 12/13	3,957,614	3,957,614	3,957,614

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) Retired 04/07/2011 6.0%, Due 3/14	1,720,000	1,682,398	1,720,000

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) Retired 04/07/2011 6.0%, Due 3/14	3,554,283	3,568,118	3,554,283

Total Investment in Debt Securities (45% of net asset value at fair value)		$125,570,182	$121,272,490	$88,439,163

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest/Shares	Cost	Value [2]
Aerostructures Holdings L.P. [6] Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$66,800

Aerostructures Holdings L.P. [6] Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Common Stock	1.2%	218,592	12,394

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Warrants	0.1%	—	—

Coastal Concrete Holding II, LLC [6] Buildings and Real Estate [4]	Class A Units	10.8%	8,625,626	250,143

eInstruction Acquisition, LLC [6] Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,040,642

FP WRCA Coinvestment Fund VII, Ltd. [3,6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,535,000

International Architectural Products, Inc. [6] Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	187,512

Legacy Cabinets, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,006

Perseus Holding Corp. [6] Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	370,040

Plumbing Holdings Corporation [6] Buildings and Real Estate [4]	Common	7.8%	—	—

Plumbing Holdings Corporation [6] Buildings and Real Estate [4]	Preferred Stock	9.0%	2,716,618	2,673,967

Total Investment in Equity Securities (4% of net asset value at fair value)			$16,199,845	$7,388,465

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value [2]
Grant Grove CLO, Ltd. [3,10]	Subordinated Securities	22.2%	$4,722,113	$3,550,000
Katonah III, Ltd. [3,10]	Preferred Shares	23.1%	4,500,000	820,000
Katonah IV, Ltd. [3,10]	Preferred Shares	17.1%	3,150,000	1,890,000
Katonah V, Ltd. [3,10,11]	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd. [3,7,10]	Subordinated Securities	16.4%	4,500,000	2,470,000
Katonah VIII CLO Ltd [3,7,10]	Subordinated Securities	10.3%	3,400,000	2,190,000
Katonah IX CLO Ltd [3,7,10]	Preferred Shares	6.9%	2,000,000	1,400,000
Katonah X CLO Ltd [3,7,10]	Subordinated Securities	33.3%	11,617,246	9,480,000
Katonah 2007-I CLO Ltd. [3,7,10]	Preferred Shares	100.0%	29,998,944	26,070,000

Total Investment in CLO Equity Securities			$67,208,303	$47,871,000

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value [2]
Katonah 2007-I CLO Ltd. [3,7,10]	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	5.3%	$1,092,286	$8,110,000

Total Investment in CLO Rated-Note			$1,092,286	$8,110,000

Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$68,300,589	$55,981,000

Asset Manager Affiliate

Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value [2]
Katonah Debt Advisors	Asset Management Company	100.0%	$44,393,453	$42,196,000
Total Investment in Asset Manager Affiliate (21% of net asset value at fair value)			$44,393,453	$42,196,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par / Cost	Value [2]
JP Morgan Asset Account	Time Deposit	0.0%	$168,132	$168,132
JP Morgan Business Money Market Account [9]	Money Market Account	0.2%	169,858	169,858

Total Investment in Time Deposit and Money Market Accounts (0% of net asset value at fair value)			$337,990	$337,990

Total Investments [5] (99% of net asset value at fair value)			$250,504,367	$194,342,618

See accompanying notes to financial statements.

1	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at March 31, 2011.
2	Reflects the fair market value of all existing investments as of March 31, 2011, as determined by the Company’s Board of Directors.
3	Non-U.S. company or principal place of business outside the U.S.
4	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2011, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
5	The aggregate cost of investments for federal income tax purposes is approximately $251 million. The aggregate gross unrealized appreciation is approximately $8 million and the aggregate gross unrealized depreciation is approximately $65 million.
6	Non-income producing.
7	An affiliate CLO Fund managed by Katonah Debt Advisors, L.L.C. or its affiliate.
8	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
9	Money market account holding restricted cash for employee flexible spending accounts.
10	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
11	As of March 31, 2011, this CLO Fund Security was not providing a dividend distribution.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS

As of December 31, 2010

Debt Securities Portfolio

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan— Revolving Loan 3.7%, Due 6/13	$1,080,000	$1,075,943	$979,452

Advanced Lighting Technologies, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan— Second Lien Term Loan Note 6.3%, Due 6/14	5,000,000	5,000,000	5,000,000

Awesome Acquisition Company (CiCi’s Pizza) [6] Personal, Food and Miscellaneous Services	Junior Secured Loan—Term Loan (Second Lien) 5.3%, Due 6/14	4,000,000	3,985,854	3,840,000

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Junior Secured Loan—Second Lien Facility 8.3%, Due 8/15	1,217,438	1,217,438	95,368

Bankruptcy Management Solutions, Inc. [6] Diversified/Conglomerate Service	Senior Secured Loan—Term Loan B 7.5%, Due 8/14	1,438,720	1,448,006	719,360

Bicent Power LLC [6] Utilities	Junior Secured Loan—Advance (Second Lien) 4.3%, Due 12/14	4,000,000	4,000,000	2,367,600

BP Metals, LLC (fka Constellation Enterprises) [6] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 12.0%, Due 6/13	3,982,143	3,982,143	4,002,054

Caribe Information Investments Incorporated [6] Printing and Publishing	Senior Secured Loan—Term Loan 2.5%, Due 3/13	1,611,045	1,608,021	1,273,692

Charlie Acquisition Corp. [9] Personal, Food and Miscellaneous Services	Mezzanine Investment—Senior Subordinated Notes 17.5%, Due 6/13	14,261,996	10,744,496	250,000

CoActive Technologies LLC (fka CoActive Technologies, Inc.) [6] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 7.1%, Due 1/15	2,000,000	1,977,696	1,464,600

eInstruction Corporation [6] Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.8%, Due 7/14	10,000,000	10,000,000	10,000,000

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond—10.125% - 12/2016 - 35687MAP2 10.1%, Due 12/16	3,000,000	3,006,137	3,176,250

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Ginn LA Conduit Lender, Inc. [9] Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 7.8%, Due 6/11	$1,257,143	$1,224,101	$72,286

Ginn LA Conduit Lender, Inc. [9] Buildings and Real Estate [4]	Senior Secured Loan—First Lien Tranche B Term Loan 7.8%, Due 6/11	2,694,857	2,624,028	154,954

Ginn LA Conduit Lender, Inc. [9] Buildings and Real Estate [4]	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 6/12	3,000,000	2,715,997	15,000

HMSC Corporation (aka Swett and Crawford) [6] Insurance	Junior Secured Loan—Loan (Second Lien) 5.8%, Due 10/14	5,000,000	4,890,322	4,049,000

Hunter Fan Company [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	3,000,000	3,000,000	2,682,900

International Architectural Products, Inc. [6], [9] Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 12.0%, Due 5/15	967,622	948,809	929,498

Intrapac Corporation/Corona Holdco [6] Containers, Packaging and Glass	Junior Secured Loan—Term Loans (Second Lien) 7.8%, Due 5/13	3,000,000	3,009,682	3,000,000

Jones Stephens Corp. [6], [9] Buildings and Real Estate [4]	Senior Secured Loan—Term Loan (2006) 7.8%, Due 9/12	9,541,180	9,527,522	6,364,921

KIK Custom Products Inc. [6] Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 5.3%, Due 12/14	5,000,000	5,000,000	3,435,000

LBREP/L-Suncal Master I LLC [9] Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Third Lien) 15.0%, Due 2/12	2,332,868	2,332,868	933

LBREP/L-Suncal Master I LLC [6,9] Buildings and Real Estate [4]	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 1/10	3,875,156	3,875,156	58,127

LBREP/L-Suncal Master I LLC [6,9] Buildings and Real Estate [4]	Junior Secured Loan—Term Loan (Second Lien) 9.5%, Due 1/11	2,000,000	1,920,211	7,600

Legacy Cabinets, Inc. [6] Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 7.3%, Due 5/14	463,380	463,380	92,676

MCCI Group Holdings, LLC [6] Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.5%, Due 6/13	1,000,000	1,000,000	1,000,000

Portfolio Company / Principal Business	Investment Interest Rate ¹ / Maturity	Principal	Cost	Value [2]
Pegasus Solutions, Inc. [12] Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond—Senior Subordinated Second Lien PIK Notes 13.0%, Due 4/14	$1,314,459	$1,314,459	$1,314,459

Perseus Holding Corp. [7] Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock—Preferred Stock 14.0%, Due 1/00	400,000	400,000	356,960

QA Direct Holdings, LLC [6] Printing and Publishing	Senior Secured Loan—Term Loan 8.3%, Due 8/14	4,396,024	4,372,508	4,396,024

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	2,078,079	2,078,079	2,078,079

Resco Products, Inc. [6] Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	7,193,458	7,079,981	7,193,458

Specialized Technology Resources, Inc. [6] Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 7.3%, Due 12/14	7,500,000	7,500,000	7,500,000

TUI University, LLC [6] Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 3.3%, Due 10/14	3,119,818	3,033,934	2,958,212

Walker Group Holdings LLC Cargo Transport	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	470,643	470,643	470,643

Walker Group Holdings LLC [6] Cargo Transport	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	4,469,539	4,469,539	4,469,539

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	1,720,000	1,679,298	1,720,000

Wesco Aircraft Hardware Corp. [6] Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	3,554,283	3,569,258	3,554,283

Total Investment in Debt Securities (49% of net asset value at fair value)		$130,939,851	$126,545,510	$91,042,928

Equity Portfolio

Portfolio Company / Principal Business	Investment	Percentage Interest/Shares	Cost	Value [2]
Aerostructures Holdings L.P. [7] Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$88,600

Aerostructures Holdings L.P. [7] Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961

Bankruptcy Management Solutions, Inc. [6], [7] Diversified/Conglomerate Service	Warrants	0.1%	—	—

Coastal Concrete Holding II, LLC [7] Buildings and Real Estate [4]	Class A Units	10.8%	8,625,626	250,143

eInstruction Acquisition, LLC [7] Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,079,724

FP WRCA Coinvestment Fund VII, Ltd. [3], [7] Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,400,000

International Architectural Products, Inc. [6], [7] Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	227,223

Legacy Cabinets, Inc. [6], [7] Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	49,422

Perseus Holding Corp. [7] Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	312,200

Bankruptcy Management Solutions, Inc. [6], [7] Diversified/Conglomerate Service	Common Stock	1.2%	218,592	30,559

Total Investment in Equity Securities (3% of net asset value at fair value)			$13,483,227	$4,688,832

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value [2]
Grant Grove CLO, Ltd. [3], [12]	Subordinated Securities	22.2%	$4,720,982	$3,150,000
Katonah III, Ltd. [3], [12]	Preferred Shares	23.1%	4,500,000	470,000
Katonah IV, Ltd. [3], [12]	Preferred Shares	17.1%	3,150,000	1,300,000
Katonah V, Ltd. [3], [12], [13]	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd. [3], [8], [12]	Subordinated Securities	16.4%	4,500,000	2,090,000
Katonah VIII CLO Ltd [3], [8], [12]	Subordinated Securities	10.3%	3,400,000	1,690,000
Katonah IX CLO Ltd [3], [8], [12]	Prefered Shares	6.9%	2,000,000	1,300,000
Katonah X CLO Ltd [3], [8], [12]	Subordinated Securities	33.3%	11,612,676	8,820,000
Katonah 2007-I CLO Ltd. [3], [8], [12]	Preferred Shares	100.0%	29,987,959	26,200,000

Total Investment in CLO Equity Securities			$67,191,617	$45,021,000

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value [2]
Katonah 2007-I CLO Ltd. [3,8,12]	Class B-2L Notes Par Value of $10,500,000 5.2%, Due 4/22	100.0%	$1,088,582	$8,010,000

Total Investment in CLO Rated-Note			$1,088,582	$8,010,000

Total Investment in CLO Fund Securities
(28% of net asset value at fair value)			$68,280,199	$53,031,000

Asset Manager Affiliate
Portfolio Company / Principal Business	Investment	Percentage Interest	Cost	Value [2]
Katonah Debt Advisors	Asset Management Company	100.0%	$44,532,329	$41,493,000
Total Investment in Asset Manager Affiliate			$44,532,329	$41,493,000

(22% of net asset value at fair value)

Time Deposits and Money Market Account
Time Deposits and Money Market Account	Investment	Yield	Par / Cost	Value [2]
JP Morgan Asset Account	Time Deposit	0.03%	$720,225	$720,225
JP Morgan Business Money Market Account [11]	Money Market Account	0.2%	210,311	210,311

Total Investment in Time Deposit and Money Market Accounts			$930,536	$930,536

(0% of net asset value at fair value)
Total Investments [5]			$253,771,801	$191,186,296

(102% of net asset value at fair value)

See accompanying notes to financial statements.

1	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2010.
2	Reflects the fair market value of all existing investments as of December 31, 2010, as determined by the Company’s Board of Directors.
3	Non-U.S. company or principal place of business outside the U.S.
4	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2010, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
5	The aggregate cost of investments for federal income tax purposes is approximately $254 million. The aggregate gross unrealized appreciation is approximately $8 million and the aggregate gross unrealized depreciation is approximately $71 million.
6	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
7	Non-income producing.
8	An affiliate CLO Fund managed by Katonah Debt Advisors, L.L.C. or its affiliate.
9	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
10	Time deposit investment partially restricted under terms of the secured credit facility (see Note 6 to financial statements).
11	Money market account holding restricted cash for employee flexible spending accounts.
12	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
13	As of December 31, 2010, this CLO Fund Security was not providing a dividend distribution.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

(unaudited)

($ per share)

	Three Months Ended March 31,
	2011	2010
Per Share Data:
Net asset value, at beginning of period	$8.21	$9.56
Net income (loss)
Net investment income [1]	0.22	0.11
Net realized losses [1]	(0.08)	(0.10)
Net change in unrealized appreciation/depreciation on investments [1]	0.27	0.02

Net income	0.41	0.03
Net decrease in net assets resulting from distributions
Net increase in net assets relating to stock-based transactions
Issuance of common stock under dividend reinvestment plan	0.01	0.02
Stock based compensation expense	0.01	0.01

Net increase in net assets relating to stock-based transactions	0.02	0.03

Net asset value, end of period	$8.64	$9.62

Total net asset value return [2]	5.2%	6.5%
Ratio/Supplemental Data:
Per share market value at beginning of period	$6.97	$3.64
Per share market value at end of period	$8.26	$5.66
Total market return [3]	18.5%	55.5%
Shares outstanding at end of period	22,803,233	22,475,339
Net assets at end of period	$197,047,471	$216,210,807
Portfolio turnover rate [4]	2.6%	0.9%
Average debt outstanding	$35,561,620	$203,292,118
Asset coverage ratio	428%	209%
Ratio of net investment income to average net assets [5]	9.8%	4.8%
Ratio of total expenses to average net assets [5]	4.6%	8.2%
Ratio of interest expense to average net assets [5]	0.6%	5.0%
Ratio of non-interest expenses to average net assets [5]	4.0%	3.1%

1	Based on weighted average number of common shares outstanding for the period.
2	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
3	Total market return (not annualized) equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.
4	Not annualized
5	Annualized

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

(unaudited)

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its IPO, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors, L.L.C. (collectively with its affiliates, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. As of March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors, including its affiliates, is currently the only company in which the Company has a controlling interest).

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission (the “Commission” or the “SEC”).

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments. The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures , the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy, were adopted by the Company in the first quarter of 2010. Note 4 below reflects the amended disclosure requirements. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement is effective for fiscal years beginning after December 15, 2010 and for interim periods within those years. The Company is evaluating the increased disclosure requirements for implementation by the effective date. Since this new guidance only amends the disclosures requirements, it did not impact our statements of financial position, statements of operations, or cash flow statements.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

In 2010, the Company engaged an independent valuation firm to provide a third-party review of the Company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level I or Level II trading activity or observable market inputs. The valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly. The Board of Directors may engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the Company’s valuation processes.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.

2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

3)	Preliminary valuation conclusions are discussed and documented by management.

4)	Illiquid loans, junior and mezzanine securities, equity investments, CLO Fund securities and Katonah Debt Advisors may be selected for review by an independent valuation firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.

5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.

6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.

7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Loans and Debt Securities. To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of the Company’s investments are illiquid investments with little or no trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity and Equity-Related Securities. The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity related securities are classified as Level III, as described in Note 4 below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Affiliate Asset Manager. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively, “CLO Fund securities”). The Company’s CLO Fund securities relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in NAVs or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash. The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash. Restricted cash at December 31, 2010 consisted mostly of cash held in an operating account pursuant to the Company’s secured credit facility agreement with its lender. As the Company paid off its secured credit facility as of January 31, 2011, no such restricted cash balances were needed.

Time Deposits and Money Market Accounts. Time deposits primarily represent overnight Eurodollar investments of cash held in non-demand deposit accounts. Such time deposits were partially restricted under terms of the secured credit facility. The money market account contains restricted cash held for employee flexible spending accounts.

Interest Income. Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2011, four issuers representing 1% of total investments at fair value were considered in default.

Dividends from Affiliate Asset Manager. The Company records dividend income from its affiliate asset manager on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities. The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees. The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method , recognizes prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. In January 31, 2011, the Company fully repaid its outstanding secured credit borrowing facility which had a balance of $86.7 million as of December 31, 2010 and, at repayment, all related debt issuance costs were fully amortized. During March 2011, the Company issued $60 million of convertible senior notes and incurred debt issuance costs of approximately $2.3 million which will be amortized over a five-year period. At March 31, 2011, there was an unamortized debt issuance cost of approximately $2.3 million included in other assets in the accompanying balance sheet. Amortization expense for the three months ended March 31, 2011 and 2010 was approximately $45,000 and $206,000, respectively.

Expenses. The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and its asset manager affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with its asset manager affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

Dividends. Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Recent Accounting Pronouncements

Improved Disclosures Regarding Fair Value Measurements. In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels I and II, and activity in Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 4 “—Portfolio Investments” and did not have a material impact on the Company’s financial results.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase in stockholders’ equity per share for the three months ended March 31, 2011 and 2010:

	Three Months Ended March 31,
	2011	2010
Net increase in net assets from operations	$9,604,634	$1,594,909
Net increase in net assets allocated to unvested share awards	(141,105)	(21,469)
Add: Interest on Senior Convertible Notes	232,335	—

Net increase in net assets available to common stockholders	9,695,864	1,573,440

Weighted average number of common shares outstanding for basic shares computation	22,791,242	22,445,457
Effect of dilutive securities—stock options	10,910	—
Effect of dilutive Senior Convertible Notes	1,185,255	—

Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	23,987,407	22,445,457

Net increase (decrease) in net assets per basic common shares:
Net increase in net assets from operations	0.42	0.07
Net increase in net assets allocated to unvested share awards	(0.01)	(0.00)

Share-based awards that contain nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to our employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

Options to purchase 20,000 and 40,000 shares were not included in the computation of diluted earnings per share for the periods ended March 31, 2011 and 2010, respectively, because the effect would be antidilutive as the exercise prices exceeded the average market price of the common shares.

The Company’s Senior Convertible Notes are included in the computation of the diluted net increase or decrease in net assets resulting from operations per share in accordance with ASC 261-10-45-40-b by application of the “if-converted method.” Under the if-converted method, interest charges applicable to the convertible debt for the period are added to the reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible debt is considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share.

The as-if converted method of computing the dilutive effects on convertible debt assumes a conversion even if the contracted conversion price exceeds the market value of the shares. The Company’s Senior Convertible Debt has a conversion price of $8.44 per share which was above the Company’s net asset value per share at the time of issuance. Upon conversion, the Company would issue the full amount of common stock upon conversion and retire the full amount of debt outstanding.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in industries in which it currently has little or no investment if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at March 31, 2011 and December 31, 2010:

	March 31, 2011 (unaudited)			December 31, 2010
Security Type	Cost	Fair Value	% ¹	Cost	Fair Value	% ¹
Time Deposits	$168,132	$168,132	—%	$720,225	$720,225	—%
Money Market Account	169,858	169,858	—	210,311	210,311	—
Senior Secured Loan	31,815,722	23,276,764	12	34,183,551	22,001,256	12
Junior Secured Loan	73,991,930	60,010,630	31	76,896,867	63,944,003	34
Mezzanine Investment	10,744,496	250,000	—	10,744,496	250,000	—
Senior Subordinated Bond	4,320,342	4,528,209	2	4,320,596	4,490,709	3
CLO Fund Securities	68,300,589	55,981,000	28	68,280,200	53,031,000	28
Equity Securities	16,199,845	7,388,465	4	13,232,266	4,437,871	3
Preferred	400,000	373,560	—	650,961	607,921	—
Affiliate Asset Managers	44,393,453	42,196,000	22	44,532,329	41,493,000	22

Total	$250,504,367	$194,342,618	99%	$253,771,802	$191,186,296	102%

1	Calculated as a percentage of net asset value.

The industry unaudited concentrations, based on the fair value of the Company’s investment portfolio as of March 31, 2011 and December 31, 2010, were as follows:

	March 31, 2011 (unaudited)			December 31, 2010
Industry Classification	Cost	Fair Value	% [1]	Cost	Fair Value	% [1]
Aerospace and Defense	$6,501,477	$5,592,044	3%	$6,499,518	$5,613,844	3%
Asset Management Companies [2]	44,393,453	42,196,000	22	44,532,329	41,493,000	22
Beverage, Food and Tobacco	3,007,500	3,007,500	1	—	—	—
Buildings and Real Estate [3]	31,040,943	8,334,849	4	32,845,509	6,923,964	4
Cargo Transport	4,374,351	4,374,351	2	4,940,182	4,940,182	3
CLO Fund Securities	68,300,589	55,981,000	28	68,280,200	53,031,000	28
Containers, Packaging and Glass	3,008,678	3,000,000	2	3,009,682	3,000,000	2
Diversified/Conglomerate Service	10,379,788	8,165,389	4	10,384,036	8,345,287	4
Electronics	3,005,883	3,213,750	2	3,006,137	3,176,250	2
Healthcare, Education and Childcare	15,119,076	14,917,739	8	15,113,551	15,037,936	8
Home and Office Furnishings, Housewares, and Durable Consumer Products	9,575,317	8,925,614	5	9,654,903	8,804,450	5
Insurance	4,897,522	3,962,000	2	4,890,322	4,049,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,114,458	2,058,059	1	2,114,458	1,983,619	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	3,479,047	4,000,400	2	3,477,696	3,864,600	2
Mining, Steel, Iron and Non-Precious Metals	10,589,242	10,570,718	5	14,381,863	14,430,312	8
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,407,500	2	5,000,000	3,435,000	2
Personal, Food and Miscellaneous Services	13,736,996	3,242,500	2	14,730,350	4,090,000	2
Personal Transportation	3,022,500	3,022,500	1	—	—	—
Printing and Publishing	1,608,354	1,060,712	1	5,980,529	5,669,716	3
Telecommunications	3,011,203	3,011,203	1	—	—	—
Time Deposit and Money Market Accounts	337,990	337,990	—	930,537	930,536	—
Utilities	4,000,000	1,960,800	1	4,000,000	2,367,600	1

Total	$250,504,367	$194,342,618	99%	$253,771,802	$191,186,296	102%

1	Calculated as a percentage of net asset value.
2	Represents Katonah Debt Advisors and related asset manager affiliates.
3	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of March 31, 2011 and December 31, 2010, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. However, the Company’s investment strategy is to limit the value of its investments in debt or equity securities issued by CLO Funds to not more than 15% of the value of its total investment portfolio at the time of investment. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. The Company is generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, the Company may co-invest on a concurrent basis with Kohlberg & Co. or any of its affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting it to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

At March 31, 2011 and December 31, 2010, approximately 22% and 20% of the Company’s total assets were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S.) At March 31, 2011, no foreign assets were in U.S. dollar denominated over-night time Eurodollar deposits which revert to cash each business morning.

At March 31, 2011 and December 31, 2010, the Company’s ten largest portfolio companies represented approximately 64% and 65%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned asset manager affiliate, represented 16% and 22% of the total fair value of the Company’s investments at March 31, 2011 and December 31, 2010, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 27% and 30% of the total fair value of the Company’s investments at March 31, 2011 and December 31, 2010, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. However, as noted above, the Company’s investment strategy is to limit the value of its investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of its total investment portfolio at the time of investment. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed the Katonah 2007-1 CLO, a $315 million CLO Fund. The Company received a structuring fee upon closing and Katonah Debt Advisors earns an ongoing asset management fee based on the par amount of the underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this CLO Fund.

The subordinated securities and preferred share securities are considered equity positions in the CLO Funds and, as of March 31, 2011 and December 31, 2010, the Company had approximately $48 million and $45 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of March 31, 2011 was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $19 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2010, was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $22 million.

In May, 2009 the Company purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). The Company purchased the Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of March 31, 2011 were approximately $8 million, $1 million, and $7 million, respectively. At December 31, 2010, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $8 million, $1 million, and $7 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by the Company and are making their required quarterly distributions.

All CLO Funds managed by Katonah Debt Advisors are currently making quarterly dividend distributions to the Company and are paying all senior and subordinate management fees to Katonah Debt Advisors. With the exception of the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to the Company.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2. “Significant Accounting Policies—Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I—Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II—Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III—Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. Substantially all of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. Ongoing reviews by the Company’s investment analysts, Chief Investment Officer, Valuation Committee and independent valuation firms (if engaged) are based on an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of March 31, 2011 (unaudited) and December 31, 2010, respectively:

As of March, 31 2011 (unaudited)
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$337,990	$—	$337,990
Debt securities	—	—	88,439,163	88,439,163
CLO fund securities	—	—	55,981,000	55,981,000
Equity securities	—	—	7,388,465	7,388,465
Asset manager affiliate	—	—	42,196,000	42,196,000

As of December, 31 2010
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$930,536	$—	$930,536
Debt securities	—	—	91,042,928	91,042,928
CLO fund securities	—	—	53,031,000	53,031,000
Equity securities	—	—	4,688,832	4,688,832
Asset manager affiliate	—	—	41,493,000	41,493,000

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and may represent a traded or broker quote on an asset that is infrequently traded.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In 2010, the Company engaged an independent valuation firm to provide a third-party review of the Company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly. The Board of Directors may engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the Company’s valuation processes.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager affiliate. The Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

	Three Months Ended March 31, 2011 (unaudited)
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
Transfers in/out of Level III	—	—	—	—	—
Net accretion of discount	24,736	20,390	—	—	45,126
Purchases	17,424,281	—	2,858,387	—	20,282,668
Sales	(20,895,314)	—	(141,769)	(138,875)	(21,175,958)
Total loss realized and unrealized included in earnings	842,532	2,929,610	(16,985)	841,875	4,597,032

Balance, March 31, 2011	$88,439,163	$55,981,000	$7,388,465	$42,196,000	$194,004,628

Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$2,669,255	$2,929,610	$(16,985)	$841,875	$6,423,755

	Year Ended December 31, 2010
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495
Transfers in/out of Level III	—	—	—	—	—
Net accretion of discount	381,677	85,149	—	—	466,826
Purchases	9,981,426	—	1,927,366	3,780,817	15,689,609
Sales	(208,820,374)	—	—	—	(208,820,374)
Total loss realized and unrealized included in earnings	(7,856,330)	3,974,851	(1,951,780)	(20,352,537)	(26,185,796)

Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760

Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$9,196,912	$3,974,851	$(1,142,038)	$(20,352,537)	$(8,322,812)

5. AFFILIATE ASSET MANAGERS

Wholly-Owned Asset Manager

Katonah Debt Advisors is a wholly-owned portfolio company. Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At March 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management, and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees Katonah Debt Advisors receives have two components—a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. During the year ended December 31, 2010, approximately $5 million of deferred subordinated management fees have been paid.

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. On February 4, 2011, Katonah Debt Advisors entered to an Asset Purchase Agreement with a third-party buyer controlled by a former Katonah Debt Advisors employee to sell substantially all of the Katonah Scott’s Cove Management LLC assets for a purchase price of $25,000. The transaction closed on February 28, 2011. At closing, Katonah Debt Advisors and the buyer entered into a Services Agreement, pursuant to which the buyer paid to Katonah Debt Advisors $225,000 for certain transitional services to be provided by Katonah Debt Advisors (including access to office space, secretarial services and information technology support) and agreed to pay an additional amount of $75,000 on each of the first and second anniversaries of the closing date (subject to, in the case of the first payment, deferment for up to one year under certain circumstances). Katonah Debt Advisors’ obligation to provide transitional services under the Services Agreement will continue through June 30, 2011, unless the agreement is earlier terminated by the buyer in accordance with its terms. At closing, Katonah Debt Advisors and the employees that formerly managed the Katonah Scott’s Cove Management LLC assets also entered into employee termination agreements, whereby they agreed to terminate their employment with Katonah Debt Advisors and to relinquish all claims against Katonah Debt Advisors or its affiliates.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. For the three months ended March 31, 2011, Katonah Debt Advisors had approximately $450,000 of pre-tax net income before net capital losses and made no distributions to the Company. For the three months ended March 31, 2010, Katonah Debt Advisors earned approximately $650,000 of pre-tax net income and made no distributions to the Company; dividends are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations. It is anticipated that Katonah Debt Advisors will make a dividend distribution(s) to the Company during 2011.

As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology. For the three months ended March 31, 2011, Katonah Debt Advisors had an increase in fair value of approximately $703,000.

As a separately regarded entity for tax purposes, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. Katonah Debt Advisors’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At March 31, 2011 and December 31, 2010 there were no intercompany balances with our affiliates.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of March 31, 2011	As of December 31, 2010
Senior Convertible Notes, due March 15, 2016	60,000,000	—
Secured credit facility, due February 28, 2011 (1)	—	86,746,582

(1)	February 28, 2011 was the maturity date as established by a Forbearance and Settlement Agreement dated September 20, 2010. This borrowing was fully repaid on January 31, 2011.

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582. On January 31, 2011, this secured credit facility was fully repaid.

In connection with the above noted facility, the Company was a party to a Loan Funding and Servicing Agreement, dated as of February 14, 2007 (as amended, the “LFSA”), by and among the Company, as the servicer, the Company’s wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I, as the borrower, BMO Capital Markets Corp, as the agent (the “Agent”), U.S. Bank National Association, a national banking association, as the trustee (the “Trustee”) and the other Lender Parties and other parties thereto (the “Lender Parties”). The LFSA was modified on September 20, 2010 pursuant to a Forbearance and Settlement Agreement with the Agent and Lender Parties, pursuant to which we and the Agent and the Lender Parties agreed to settle all outstanding claims thereunder and in connection with litigation previously initiated by the Company against the Agent and the other Lender Parties.

On January 31, 2011, the Company repaid in full the outstanding balance under this facility in advance of the scheduled forbearance date of February 28, 2011, resulting in no outstanding balance thereafter. As a result, the Lender Parties released to the Company approximately $73 million of collateral previously securing the facility and had also paid a $2 million cash settlement to the Company.

Senior Convertible Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock based on an initial conversion rate of 118.5255 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to an initial conversion price of approximately $8.44 per share of common stock. The conversion rate will be subject to adjustment upon certain events.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.
No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.3 million of debt offering costs which are being amortized over the term of the facility on a straight-line basis, which approximates the effective yield method, of which approximately $2.3 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated and, as a result, they are recorded as a liability at their contractual amounts.

For the period from March 11, 2011 (the date of issuance of the notes) to March 31, 2011, the Company recorded approximately $230,000 of interest costs and amortization of financing costs as interest expense.

Fair Value of Convertible Senior Notes. The Company carries the Convertible Senior Notes at cost. The Convertible Senior Notes were issued in a private placement and there is no active trading of these notes. The fair value of the Company’s outstanding Convertible Senior Notes was approximately $62.5 Million at March 31, 2011. The fair value was determined based on the average of indicative bid and offer pricing for the Convertible Senior Notes.

7. DISTRIBUTABLE TAX INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incurr a US federal excise tax for the calendar year 2011.

The following reconciles net increase in net assets resulting from operations to taxable income for the three months ended March 31, 2011:

Three Months Ended March 31, 2011
(unaudited)
Net increase in net assets resulting from operations	$9,604,634
Net change in unrealized (appreciation) depreciation from investments	(6,423,755)
Excess capital losses over capital gains	1,826,723
Income not on GAAP books currently taxable	20,932
Income not currently taxable	(42,394)
Expenses not currently deductible	179,472
Expenses not on GAAP books currently deductible	(3,978)

Taxable income before deductions for distributions	$5,161,634

Taxable income before deductions for distributions per weighted average shares for the period	$0.23

For the quarter ended March 31, 2011, the Company declared a dividend on March 21, 2011 of $0.17 per share for a total of approximately $4 million. The record date was April 8, 2011 and the dividend was distributed on April 29, 2011.

Taxable income differs from net decrease in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund Securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

At March 31, 2011, the Company had a net capital loss carryforward of $35 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of both March 31, 2011 and December 31, 2010, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, of which approximately $1 million had been funded as of March 31, 2011 and $1 million had been funded as of December 31, 2010.

The Company and certain directors and officers were named as defendants in three putative class actions pending in the Southern District of New York brought by shareholders of the Company and filed in December 2009 and January 2010. The complaints in these three actions allege violations of Sections 10 and 20 of the Exchange Act based on the Company’s disclosures of its year-end 2008 and first- and second-quarter 2009 financial statements. On March 21, 2011, the three putative class actions were consolidated. A consolidated complaint has not yet been filed. The Company believes that the above-mentioned suit is without merit and will defend it vigorously.

In addition, the Company and certain directors and officers were also named as defendants in a derivative action filed on March 2, 2010 in the Supreme Court of New York, County of New York. The complaint in this action purported to state causes of action for breaches of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and corporate waste. On October 20, 2010, the court dismissed the complaint, and found, among other things, that the plaintiff had not alleged that any of the Company’s directors “‘knowingly’ misrepresented or permitted others to misrepresent KCAP’s financial condition,” or that the directors were confronted with “red flags” sufficient to put them on notice of potential problems with KCAP’s investment valuations so as to excuse plaintiff’s requirement under Delaware law to make a demand on KCAP’s board before filing suit. On January 12, 2011, the court entered the final judgment dismissing the complaint and the plaintiff has subsequently filed a notice of appeal.

9. STOCKHOLDERS’ EQUITY

During the quarter ended March 31, 2011 and the year ended December 31, 2010, the Company issued 41,771 and 301,663 shares, respectively, of common stock under its dividend reinvestment plan. For the three months ended March 31, 2011, no shares of restricted stock were issued or converted to common stock and 2,334 shares of restricted stock were forfeited. For the year ended December 31, 2010, the Company issued 103,519 shares of restricted stock for which 4,667 shares were forfeited and 64,667 shares were converted to common stock during the year due to vesting. The total number of shares issued and outstanding as of March 31, 2011 and December 31, 2010 was 22,803,233 and 22,767,130, respectively.

10. EQUITY INCENTIVE PLAN

During 2006 and as amended in 2008, the Company established an equity incentive plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

Stock Options

During the years ended December 31, 2008, December 31, 2009, and December 31, 2010, 20,000 options per year were granted to non-employee directors as partial annual compensation for their services as director. Each of these annual options grants have a vesting period by which 50% of such options vest on the grant date and 50% vest on the first grant date anniversary. The exercise price of these grants and other characteristics of these grants are as follows:

Options granted for the year ended:	Exercise Price	Exercise Period (years)	Risk Free Rate	Volatility Rate	Weighted Average Grant Date Fair Value per Share
December 31, 2008	$11.97	10	4.6%	28%	$1.50
December 31, 2009	$4.93	10	4.3%	41%	$0.90
December 31, 2010	$4.83	10	3.1%	59%	$1.46

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive one share of restricted stock for every five options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. During the year ended December 31, 2008, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As a result, as of December 31, 2008, all options granted to employees had been converted to restricted stock.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2010 through March 31, 2011 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value [1]
Options outstanding at January 1, 2010	40,000	$11.97
Granted	20,000	$4.93
Exercised	—	$—
Forfeited	—	$—

Options outstanding at December 31, 2010	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—

Outstanding at March 31, 2011	60,000	$7.24	8.2	$135,200

Total vested at March 31, 2011	50,000	$7.73	8.0

1	Represents the difference between the market value of shares of the Company upon exercise of the options at March 31, 2011 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants. For the three months ended March 31, 2011 and March 31, 2010, the Company recognized non-cash compensation expense related to stock options of approximately $4,000 and $2,000, respectively. At March 31, 2011, the Company had approximately $4,000 of remaining compensation cost related to unvested stock-based awards expected to be recognized by the Company over a weighted average period of 0.25 years.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Company’s 2006 Equity Incentive Plan, as amended and the board of directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On July 22, 2010 and August 5, 2009, the board of directors approved the grant of an additional 103,519 and 84,889 shares of restricted stock, respectively, to a certain executive officer of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company’s common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of March 31, 2011, 190,000 of such shares were vested and converted to common shares, and 45,332 of such shares had yet to vest. The remaining 23,668 shares have been forfeited.

During the three months ended March 31, 2011, no shares of restricted stock were vested and converted to common shares. As of March 31, 2011, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 60,000 shares of common stock outstanding and there were 333,990 shares of restricted stock outstanding. Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2010 through March 31, 2011 is as follows:

	Unvested Restricted Shares	Weighted Average Exercise Price per Share
Unvested shares outstanding at December 31, 2009	302,139	$9.63
Granted	103,519	$4.83
Vested	(64,667)	$10.39
Forfeited	(4,667)	$—

Unvested shares outstanding at December 31, 2010	336,324	$8.01
Granted	—	$—
Vested	—	$—
Forfeited	(2,334)	$10.39

Outstanding at March 31, 2011	333,990	$7.99

Total unvested shares at March 31, 2011	333,990	$7.99

For the three months ended March 31, 2011, non-cash compensation expense related to restricted stock was approximately $219,000; of this amount approximately $178,000 was expensed at the Company and approximately $41,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the three months ended March 31, 2010, non-cash compensation expense related to restricted stock was approximately $218,000; of this amount approximately $148,000 was expensed at the Company and approximately $70,000 was a reimbursable expense allocated to Katonah Debt Advisors. Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. As of March 31, 2011, there was approximately $1 million of total unrecognized compensation cost related to unvested share-based awards. That cost is expected to be recognized over a weighted average period of 2 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the three months ended March 31, 2011 and 2010 the Company made contributions to the 401K Plan of approximately $7,000 and $14,000, respectively.

The Company has also adopted a deferred compensation plan (“Pension Plan”) effective January 1, 2007. Employees are eligible for the Pension Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Pension Plan. On behalf of the employee, the Company may contribute to the Pension Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Pension Plan after five years of service. For the three months ended March 31, 2011, the Company made a $30,000 contribution to the Pension Plan and no contribution to the Pension Plan for the three months ended March 31, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Kohlberg Capital Corporation

We have audited the accompanying balance sheets, including the schedule of investments, of Kohlberg Capital Corporation and subsidiary (the “Company”) (a Delaware corporation) as of December 31, 2010 and 2009, and the related statements of operations, changes in net assets, cash flows and financial highlights for each of the three years in the period ended December 31, 2010. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010 and 2009. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kohlberg Capital Corporation and subsidiary as of December 31, 2010 and 2009, and the results of their operations, changes in their net assets and their cash flows and financial highlights for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Kohlberg Capital Corporation and subsidiary’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”), and our report dated March 4, 2011 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP

New York, New York

March 4, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Kohlberg Capital Corporation

We have audited Kohlberg Capital Corporation and subsidiary’s (the “Company”) (a Delaware Corporation) internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Kohlberg Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control—Integrated Framework issued by COSO.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the accompanying balance sheets of the Company, including the schedule of investments as of December 31, 2010 and 2009, and the related statements of operations, changes in net assets, and cash flows and financial highlights for each of the three years in the period ended December 31, 2010, and our report dated March 4, 2011 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP

New York, New York

March 4, 2011

KOHLBERG CAPITAL CORPORATION

BALANCE SHEETS

	As of December 31, 2010	As of December 31, 2009
ASSETS
Investments at fair value:
Time deposits (cost: 2010 – $720,225; 2009 – $126)	$720,225	$126
Money market account (cost: 2010 – $210,311; 2009 – $0)	210,311	—
Debt securities (cost: 2010 – $126,545,510; 2009 – $342,056,023)	91,042,928	297,356,529
CLO fund securities managed by non-affiliates (cost: 2010 – $15,690,982; 2009 – $15,685,858)	4,921,000	4,021,000
CLO fund securities managed by affiliate (cost: 2010 – $52,589,218; 2009 – $52,509,191)	48,110,000	44,950,000
Equity securities (cost: 2010 – $13,483,227; 2009 – $12,365,603)	4,688,832	4,713,246
Asset manager affiliates (cost: 2010 – $44,532,329; 2009 – $40,751,511)	41,493,000	58,064,720

Total Investments at fair value	191,186,296	409,105,621
Cash	10,175,488	4,140,408
Restricted cash	67,023,170	18,696,023
Interest and dividends receivable	2,574,115	3,836,031
Receivable for open trades	7,681,536	2,953,500
Accounts Receivable	851,020	—
Due from affiliates	—	44,274
Other assets	331,061	640,200

Total assets	$279,822,686	$439,416,057

LIABILITIES
Borrowings	$86,746,582	$218,050,363
Accounts payable and accrued expenses	2,337,767	3,057,742
Dividend payable	3,812,670	4,412,228

Total liabilities	$92,897,019	$225,520,333

STOCKHOLDERS’ EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 22,767,130 and 22,363,281 common shares issued and outstanding at December 31, 2010 and December 31, 2009, respectively.	$224,274	$220,611
Capital in excess of par value	282,794,025	283,074,233
Accumulated undistributed net investment income	818,664	1,326,380
Accumulated net realized losses	(34,325,792)	(16,462,808)
Net unrealized depreciation on investments	(62,585,504)	(54,262,692)

Total stockholders’ equity	$186,925,667	$213,895,724

Total liabilities and stockholders’ equity	$279,822,686	$439,416,057

NET ASSET VALUE PER COMMON SHARE	$8.21	$9.56

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2010	2009	2008
Investment Income:
Interest from investments in debt securities	$14,409,069	$24,157,213	$33,386,213
Interest from cash and time deposits	21,531	17,956	251,287
Dividends from investments in CLO fund securities managed by non-affiliates	1,837,024	1,296,349	5,946,736
Dividends from investments in CLO fund securities managed by affiliate	8,371,007	8,025,695	6,624,742
Dividends from affiliate asset manager	4,500,000	—	1,350,000
Capital structuring service fees	215,233	399,338	1,653,232

Total investment income	29,353,864	33,896,551	49,212,210

Expenses:
Interest and amortization of debt issuance costs	7,088,202	9,276,563	10,925,624
Compensation	3,322,895	3,222,604	3,940,638
Professional fees	5,411,499	1,691,832	1,992,142
Insurance	419,942	359,062	286,456
Administrative and other	1,214,207	990,835	1,361,433

Total expenses	17,456,745	15,540,896	18,506,293

Net Investment Income before Income Tax Expense	11,897,119	18,355,655	30,705,917
Excise taxes	—	(25,000)	—

Net Investment Income	11,897,119	18,330,655	30,705,917
Realized And Unrealized Gains (Losses) On Investments:
Net realized gain (loss) from investment transactions	(17,862,984)	(15,782,121)	(575,179)
Net change in unrealized appreciation (depreciation) on:
Debt securities	9,196,912	25,300,586	(57,514,397)
Equity securities	(1,142,038)	(7,485,064)	124,406
CLO fund securities managed by affiliate	3,079,974	12,986,453	(20,989,960)
CLO fund securities managed by non-affiliates	894,877	(473,907)	(5,705,371)
Affiliate asset manager investments	(20,352,537)	1,526,668	(9,328,824)

Net realized and unrealized appreciation (depreciation) on investments	(26,185,796)	16,072,615	(93,989,325)

Net Increase (Decrease) In Stockholders’ Equity Resulting From Operations	$(14,288,677)	$34,403,270	$(63,283,408)

Net Increase (Decrease) in Stockholders’ Equity Resulting from Operations per Common Share—Basic and Diluted	$(0.63)	$1.56	$(3.09)
Net Investment Income Per Common Share—Basic	$0.53	$0.83	$1.50
Net Investment Income Per Common Share—Diluted	$0.53	$0.83	$1.50
Net Investment Income and Net Realized Gains (Losses) Per Common Share—Basic	$(0.26)	$0.12	$1.47
Net Investment Income and Net Realized Gains (Losses) Per Common Share—Diluted	$(0.26)	$0.12	$1.47
Weighted Average Shares of Common Stock Outstanding—Basic	22,283,088	22,105,800	20,455,322
Weighted Average Shares of Common Stock Outstanding—Diluted	22,283,088	22,105,800	20,455,322

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009	2008
Operations:
Net investment income	$11,897,119	$18,330,655	$30,705,917
Net realized gain (loss) from investment transactions	(17,862,984)	(15,782,121)	(575,179)
Net change in unrealized gain (loss) on investments	(8,322,812)	31,854,736	(93,414,146)

Net increase (decrease) in net assets resulting from operations	(14,288,677)	34,403,270	(63,283,408)

Shareholder distributions:
Dividends from net investment income to common stockholders	(11,897,119)	(18,330,654)	(29,377,019)
Dividends from net investment income to restricted stockholders	(55,404)	(125,053)	(246,626)
Common Stock Dividends in excess of net investment income	(3,269,688)	(1,747,018)	—

Net decrease in net assets resulting from stockholder distributions	(15,222,211)	(20,202,725)	(29,623,645)

Capital share transactions:
Issuance of common stock for:
Dividend reinvestment plan	1,621,074	2,218,818	2,591,296
Rights offering	—	—	26,925,214
Vesting of restricted stock	647	1,223	30
Stock based compensation	919,111	909,120	888,367

Net increase in net assets resulting from capital share transactions	2,540,832	3,129,161	30,404,907

Net assets at beginning of period	213,895,723	196,566,018	259,068,164

Net assets at end of period (including accumulated undistributed net investment income of $818,664, $1,326,380, and $2,865,434 in 2010, 2009, and 2008, respectively	$186,925,667	$213,895,724	$196,566,018

Net asset value per common share	$8.21	$9.56	$9.03
Common shares outstanding at end of period	22,767,130	22,363,281	21,776,519

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2010	2009	2008
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders’ equity resulting from operations	$(14,288,677)	$34,403,270	$(63,283,408)
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash provided by operations:
Net realized losses on investment transactions	17,862,984	15,782,121	575,179
Net change in unrealized (appreciation) depreciation on investments	8,322,812	(31,854,736)	93,414,146
Net accretion of discount on securities and loans	(466,826)	(1,706,928)	(2,173,290)
Amortization of debt issuance cost	595,614	824,695	522,016
Purchases of investments	(12,018,942)	(13,581,354)	(108,769,126)
Capital contribution to affiliate asset manager	(3,780,817)	(3,600,016)	—
Payment-in-kind interest income	(820,262)	(3,801)	(1,680,247)
Proceeds from sale and redemption of investments	204,092,344	81,459,787	75,181,093
Stock based compensation expense	919,112	909,121	888,367
Changes in operating assets and liabilities:
Decrease in interest and dividends receivable	1,261,916	332,567	1,424,039
Decrease in other assets	(286,473)	251,550	255,501
Decrease in due from affiliates	44,274	346,315	150,184
Increase (decrease) in accounts payable and accrued expenses	(1,570,996)	(6,661)	(3,077,489)

Net cash provided by operating activities	199,866,063	83,555,930	(6,573,035)

FINANCING ACTIVITIES:
Issuance of stock (net of offering costs)	647	1,223	26,925,244
Dividends paid in cash	(14,200,702)	(19,451,339)	(28,179,592)
Proceeds from issuance of debt	—	—	50,000,000
Cash paid on repayment of debt	(131,303,781)	(43,640,786)	(43,308,852)
Decrease in restricted cash	(48,327,147)	(16,576,032)	(701,123)

Net cash used in financing activities	(193,830,983)	(79,666,934)	4,735,677

CHANGE IN CASH	6,035,080	3,888,996	(1,837,358)
CASH, BEGINNING OF PERIOD	4,140,408	251,412	2,088,770

CASH, END OF PERIOD	$10,175,488	$4,140,408	$251,412

Supplemental Information:
Interest paid during the period	$7,195,181	$8,297,586	$10,821,650
Non-cash dividends paid during the period under the dividend reinvestment plan	$1,621,074	$2,218,818	$2,591,296

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS As of December 31, 2010

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Revolving Loan 3.7%, Due 6/13	$1,080,000	$1,075,943	$979,452

Advanced Lighting Technologies, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Second Lien Term Loan Note 6.3%, Due 6/14	5,000,000	5,000,000	5,000,000

Awesome Acquisition Company (CiCi’s Pizza) (6) Personal, Food and Miscellaneous Services	Junior Secured Loan—Term Loan (Second Lien) 5.3%, Due 6/14	4,000,000	3,985,854	3,840,000

Bankruptcy Management Solutions, Inc. (6) Diversified/Conglomerate Service	Junior Secured Loan—Second Lien Facility 8.3%, Due 8/15	1,217,438	1,217,438	95,368

Bankruptcy Management Solutions, Inc. (6) Diversified/Conglomerate Service	Senior Secured Loan—Term Loan B 7.5%, Due 8/14	1,438,720	1,448,006	719,360

Bicent Power LLC (6) Utilities	Junior Secured Loan—Advance (Second Lien) 4.3%, Due 12/14	4,000,000	4,000,000	2,367,600

BP Metals, LLC (fka Constellation Enterprises) (6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 12.0%, Due 6/13	3,982,143	3,982,143	4,002,054

Caribe Information Investments Incorporated (6) Printing and Publishing	Senior Secured Loan—Term Loan 2.5%, Due 3/13	1,611,045	1,608,021	1,273,692

Charlie Acquisition Corp. (9) Personal, Food and Miscellaneous Services	Mezzanine Investment—Senior Subordinated Notes 17.5%, Due 6/13	14,261,996	10,744,496	250,000

CoActive Technologies LLC (fka CoActive Technologies, Inc.) (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 7.1%, Due 1/15	2,000,000	1,977,696	1,464,600

eInstruction Corporation (6) Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.8%, Due 7/14	10,000,000	10,000,000	10,000,000

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond—10.125% –12/2016 - 35687MAP2 10.1%, Due 12/16	$3,000,000	$3,006,137	$3,176,250

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 7.8%, Due 6/11	1,257,143	1,224,101	72,286

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Senior Secured Loan—First Lien Tranche B Term Loan 7.8%, Due 6/11	2,694,857	2,624,028	154,954

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 6/12	3,000,000	2,715,997	15,000

HMSC Corporation (aka Swett and Crawford) (6) Insurance	Junior Secured Loan—Loan (Second Lien) 5.8%, Due 10/14	5,000,000	4,890,322	4,049,000

Hunter Fan Company (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	3,000,000	3,000,000	2,682,900

International Architectural Products, Inc. (6), (9) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 12.0%, Due 5/15	967,622	948,809	929,498

Intrapac Corporation/Corona Holdco (6) Containers, Packaging and Glass	Junior Secured Loan—Term Loans (Second Lien) 7.8%, Due 5/13	3,000,000	3,009,682	3,000,000

Jones Stephens Corp. (6), (9) Buildings and Real Estate (4)	Senior Secured Loan—Term Loan (2006) 7.8%, Due 9/12	9,541,180	9,527,522	6,364,921

KIK Custom Products Inc. (6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 5.3%, Due 12/14	5,000,000	5,000,000	3,435,000

LBREP/L-Suncal Master I LLC (9) Buildings and Real Estate (4)	Junior Secured Loan—Term Loan (Third Lien) 15.0%, Due 2/12	2,332,868	2,332,868	933

LBREP/L-Suncal Master I LLC (6), (9) Buildings and Real Estate (4)	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 1/10	3,875,156	3,875,156	58,127

LBREP/L-Suncal Master I LLC (6), (9) Buildings and Real Estate (4)	Junior Secured Loan—Term Loan (Second Lien) 9.5%, Due 1/11	2,000,000	1,920,211	7,600

Legacy Cabinets, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 7.3%, Due 5/14	463,380	463,380	92,676

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
MCCI Group Holdings, LLC (6) Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.5%, Due 6/13	$1,000,000	$1,000,000	$1,000,000

Pegasus Solutions, Inc. (12) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond—Senior Subordinated Second Lien PIK Notes 13.0%, Due 4/14	1,314,459	1,314,459	1,314,459

Perseus Holding Corp. (7) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock—Preferred Stock 14.0%, Due 1/00	400,000	400,000	356,960

QA Direct Holdings, LLC (6) Printing and Publishing	Senior Secured Loan—Term Loan 8.3%, Due 8/14	4,396,024	4,372,508	4,396,024

Resco Products, Inc. Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	2,078,079	2,078,079	2,078,079

Resco Products, Inc. (6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	7,193,458	7,079,981	7,193,458

Specialized Technology Resources, Inc. (6) Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 7.3%, Due 12/14	7,500,000	7,500,000	7,500,000

TUI University, LLC (6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 3.3%, Due 10/14	3,119,818	3,033,934	2,958,212

Walker Group Holdings LLC Cargo Transport	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	470,643	470,643	470,643

Walker Group Holdings LLC (6) Cargo Transport	Junior Secured Loan—Term Loan B 13.3%, Due 12/13	4,469,539	4,469,539	4,469,539

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	1,720,000	1,679,298	1,720,000

Wesco Aircraft Hardware Corp. (6) Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	3,554,283	3,569,258	3,554,283

Total Investment in Debt Securities (49% of net asset value at fair value)		$130,939,851	$126,545,510	$91,042,928

See accompanying notes to financial statements.

Equity Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value (2)
Aerostructures Holdings L.P. (7) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$88,600
Aerostructures Holdings L.P. (7) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961
Bankruptcy Management Solutions, Inc. (6), (7) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC (7) Buildings and Real Estate (4)	Class A Units	10.8%	8,625,626	250,143
eInstruction Acquisition, LLC (7) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,079,724
FP WRCA Coinvestment Fund VII, Ltd. (3), (7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,400,000
International Architectural Products, Inc. (6), (7) Mining, Steel, Iron and Non-Precious Metals	Common	2.5%	292,851	227,223
Legacy Cabinets, Inc. (6), (7) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	49,422
Perseus Holding Corp. (7) Leisure, Amusement, Motion Pictures, Entertainment	Common	0.2%	400,000	312,200
Bankruptcy Management Solutions, Inc. (6), (7) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	30,559

Total Investment in Equity Securities (3% of net asset value at fair value)			$13,483,227	$4,688,832

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value (2)
Grant Grove CLO, Ltd. (3), (12)	Subordinated Securities	22.2%	$4,720,982	$3,150,000
Katonah III, Ltd. (3), (12)	Preferred Shares	23.1%	4,500,000	470,000
Katonah IV, Ltd. (3), (12)	Preferred Shares	17.1%	3,150,000	1,300,000
Katonah V, Ltd. (3), (12), (13)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd. (3), (8), (12)	Subordinated Securities	16.4%	4,500,000	2,090,000
Katonah VIII CLO Ltd (3), (8), (12)	Subordinated Securities	10.3%	3,400,000	1,690,000
Katonah IX CLO Ltd (3), (8), (12)	Prefered Shares	6.9%	2,000,000	1,300,000
Katonah X CLO Ltd (3), (8), (12)	Subordinated Securities	33.3%	11,612,677	8,820,000
Katonah 2007-I CLO Ltd. (3), (8), (12)	Preferred Shares	100.0%	29,987,959	26,200,000
Total Investment in CLO Equity Securities			$67,191,618	$45,021,000

See accompanying notes to financial statements.

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value (2)
Katonah 2007-I CLO Ltd. (3), (8), (12)	Class B-2L Notes Par Value of $10,500,000 5.2%, Due 4/22	100.0%	$1,088,582	$8,010,000

Total Investment in CLO Rated-Note			$1,088,582	$8,010,000

Total Investment in CLO Fund Securities (28% of net asset value at fair value)			$68,280,200	$53,031,000

Asset Manager Affiliate

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value (2)
Katonah Debt Advisors	Asset Management Company	100.0%	$44,532,329	$41,493,000
Total Investment in Asset Manager Affiliate (22% of net asset value at fair value)			$44,532,329	$41,493,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value (2)
JP Morgan Asset Account	Time Deposit	0.03%	$720,225	$720,225
JP Morgan Business Money Market Account (11)	Money Market Account	0.2%	210,311	210,311

Total Investment in Time Deposit and Money Market Accounts (0% of net asset value at fair value)			$930,536	$930,536

Total Investments (5) (102% of net asset value at fair value)			$253,771,802	$191,186,296

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2010.
(2)	Reflects the fair market value of all existing investments as of December 31, 2010, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2010, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $254 million. The aggregate gross unrealized appreciation is approximately $8 million and the aggregate gross unrealized depreciation is approximately $71 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).

(7)	Non-income producing.
(8)	An affiliate CLO Fund managed by Katonah Debt Advisors, L.L.C. or its affiliate.
(9)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	Time deposit investment partially restricted under terms of the secured credit facility (see Note 6 to financial statements).
(11)	Money market account holding restricted cash for employee flexible spending accounts.
(12)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(13)	As of December 31, 2010, this CLO Fund Security was not providing a dividend distribution.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

SCHEDULE OF INVESTMENTS As of December 31, 2009

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Advanced Lighting Technologies, Inc. Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Revolving Loan 5.0%, Due 6/13	$640,000	$634,264	$637,440

Advanced Lighting Technologies, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Deferred Draw Term Loan (First Lien) 3.0%, Due 6/13	323,595	323,595	322,301

Advanced Lighting Technologies, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Second Lien Term Loan Note 6.2%, Due 6/14	5,000,000	5,000,000	5,000,000

Advanced Lighting Technologies, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan (First Lien) 3.0%, Due 6/13	1,580,565	1,580,565	1,574,242

Aero Products International, Inc. (6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 9.5%, Due 4/12	3,118,560	3,118,560	1,721,445

Aerostructures Acquisition LLC (6) Aerospace and Defense	Senior Secured Loan—Delayed Draw Term Loan 6.8%, Due 3/13	412,667	412,667	412,667

Aerostructures Acquisition LLC (6) Aerospace and Defense	Senior Secured Loan—Term Loan 6.8%, Due 3/13	5,219,471	5,219,471	5,219,471

AGA Medical Corporation (6) Healthcare, Education and Childcare	Senior Secured Loan—Tranche B Term Loan 2.3%, Due 4/13	1,832,209	1,831,354	1,799,230

AGS LLC (6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Delayed Draw Term Loan 3.2%, Due 5/13	425,866	421,983	389,241

AGS LLC (6) Hotels, Motels, Inns, and Gaming	Senior Secured Loan—Initial Term Loan 3.2%, Due 5/13	3,043,896	3,016,145	2,782,121

AmerCable Incorporated (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Initial Term Loan 3.8%, Due 6/14	5,840,213	5,840,213	5,606,605

Astoria Generating Company Acquisitions, L.L.C. (6) Utilities	Junior Secured Loan—Term C 4.0%, Due 8/13	4,000,000	4,031,898	3,800,000

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Atlantic Marine Holding Company (6) Cargo Transport	Senior Secured Loan—Term Loan 4.6%, Due 3/14	$1,681,287	$1,688,586	$1,681,287

Aurora Diagnostics, LLC (6) Healthcare, Education and Childcare	Senior Secured Loan—Tranche A Term Loan (First Lien) 4.5%, Due 12/12	4,017,152	3,993,498	4,017,152

Awesome Acquisition Company (CiCi’s Pizza) (6) Personal, Food and Miscellaneous Services	Junior Secured Loan—Term Loan (Second Lien) 5.3%, Due 6/14	4,000,000	3,981,723	3,924,000

AZ Chem US Inc. (6) Chemicals, Plastics and Rubber	Junior Secured Loan—Second Lien Term Loan 5.7%, Due 2/14	4,000,000	3,970,688	4,000,000

Bankruptcy Management Solutions, Inc. (6) Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 6.5%, Due 7/13	2,418,750	2,441,936	1,777,781

Bankruptcy Management Solutions, Inc. (6) Diversified/Conglomerate Service	Senior Secured Loan—Term Loan (First Lien) 4.2%, Due 7/12	1,870,497	1,876,933	1,509,491

Bicent Power LLC (6) Utilities	Junior Secured Loan—Advance (Second Lien) 4.3%, Due 12/14	4,000,000	4,000,000	3,528,000

BP Metals, LLC (fka Constellation Enterprises) (6) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 10.0%, Due 6/13	4,383,929	4,383,929	4,383,929

Broadlane, Inc. (6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 8.5%, Due 8/13	2,741,832	2,711,990	2,741,832

Caribe Information Investments Incorporated (6) Printing and Publishing	Senior Secured Loan—Term Loan 2.5%, Due 3/13	1,676,743	1,672,195	1,653,269

Cast & Crew Payroll, LLC (Payroll Acquisition) (6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Initial Term Loan 3.2%, Due 9/12	7,693,290	7,709,678	7,654,824

CEI Holdings, Inc. (Cosmetic Essence) (6), (9) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 8.1%, Due 3/13	1,454,368	1,407,135	780,116

Charlie Acquisition Corp. (9) Personal, Food and Miscellaneous Services	Mezzanine Investment—Senior Subordinated Notes 15.5%, Due 6/13	10,893,401	10,777,799	635,444

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
CoActive Technologies, Inc. (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured Loan—Term Loan (First Lien) 3.3%, Due 7/14	$3,916,722	$3,903,782	$2,882,707

CoActive Technologies, Inc. (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 7.0%, Due 1/15	2,000,000	1,972,218	1,062,000

Dealer Computer Services, Inc. (Reynolds & Reynolds) (6) Electronics	Junior Secured Loan—Term Loan (Second Lien) 5.8%, Due 10/13	1,000,000	1,006,261	1,000,000

Dealer Computer Services, Inc. (Reynolds & Reynolds) (6) Electronics	Junior Secured Loan—Term Loan (Third Lien) 7.8%, Due 4/14	7,700,000	7,538,614	7,700,000

Delta Educational Systems, Inc. (6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan 6.0%, Due 6/12	2,301,996	2,301,996	2,281,278

Dex Media West LLC Printing and Publishing	Senior Secured Loan—Tranche B Term Loan 7.0%, Due 10/14	4,696,402	4,312,579	4,348,868

Dresser, Inc. (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Term Loan (Second Lien) 6.0%, Due 5/15	3,000,000	2,970,206	2,991,000

DRI Holdings, Inc. (6) Healthcare, Education and Childcare	Junior Secured Loan—US Term Loan (Second Lien) 6.5%, Due 7/15	6,000,000	5,502,222	5,700,000

Edgestone CD Acquisition Corp. (Custom Direct) (6) Printing and Publishing	Junior Secured Loan—Loan (Second Lien) 6.3%, Due 12/14	5,000,000	5,000,000	5,000,000

Edgestone CD Acquisition Corp. (Custom Direct) (6) Printing and Publishing	Senior Secured Loan—Term Loan (First Lien) 3.1%, Due 12/13	3,982,724	3,985,832	3,982,724

eInstruction Corporation (6) Healthcare, Education and Childcare	Senior Secured Loan—Initial Term Loan 4.3%, Due 7/13	4,017,321	4,017,321	3,969,113

eInstruction Corporation (6) Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.8%, Due 7/14	10,000,000	10,000,000	10,000,000

Endeavor Energy Resources, L.P. (6) Oil and Gas	Junior Secured Loan—Initial Loan (Second Lien) 5.3%, Due 4/12	4,000,000	4,000,000	4,000,000

Fasteners For Retail, Inc. (6) Diversified/Conglomerate Manufacturing	Senior Secured Loan—Term Loan 4.8%, Due 12/12	4,042,346	4,046,728	4,042,346

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
FD Alpha Acquisition LLC (Fort Dearborn) (6) Printing and Publishing	Senior Secured Loan—US Term Loan 3.2%, Due 11/12	1,538,635	1,462,409	1,538,635

First American Payment Systems, L.P. (6) Finance	Senior Secured Loan—Term Loan 3.3%, Due 10/13	3,198,000	3,198,000	3,198,000

First Data Corporation Finance	Senior Secured Loan—Initial Tranche B-2 Term Loan 3.0%, Due 9/14	$2,440,944	$2,262,445	$2,174,881

Ford Motor Company (6) Automobile	Senior Secured Loan—Tranche B-1 Term Loan 3.3%, Due 12/13	1,942,429	1,940,876	1,800,631

Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond—10.1%, Due 12/16	3,000,000	3,007,167	2,415,000

Frontier Drilling USA, Inc. (6) Oil and Gas	Senior Secured Loan—Term B Advance 9.3%, Due 6/13	2,000,000	1,998,652	2,000,000

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Senior Secured Loan—First Lien Tranche A Credit-Linked Deposit 7.8%, Due 6/11	1,257,143	1,224,101	89,634

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Senior Secured Loan—First Lien Tranche B Term Loan 7.8%, Due 6/11	2,694,857	2,624,028	195,377

Ginn LA Conduit Lender, Inc. (9) Buildings and Real Estate (4)	Junior Secured Loan—Loan (Second Lien) 11.8%, Due 6/12	3,000,000	2,715,997	60,000

Harland Clarke Holdings Corp. (fka Clarke American Corp.) (6) Printing and Publishing	Senior Secured Loan—Tranche B Term Loan 2.7%, Due 6/14	2,925,000	2,925,000	2,442,375

HMSC Corporation (aka Swett and Crawford) (6) Insurance	Junior Secured Loan—Loan (Second Lien) 5.8%, Due 10/14	5,000,000	4,861,123	4,490,000

Huish Detergents Inc. (6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 4.5%, Due 10/14	1,000,000	1,000,000	1,000,000

Hunter Fan Company (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Initial Term Loan (First Lien) 2.7%, Due 4/14	3,723,929	3,605,519	3,239,818

Hunter Fan Company (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan—Loan (Second Lien) 7.0%, Due 10/14	3,000,000	3,000,000	2,550,000

Infiltrator Systems, Inc. (6) Ecological	Senior Secured Loan—Term Loan 8.5%, Due 9/12	2,699,907	2,695,103	2,699,907

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Inmar, Inc. (6) Retail Stores	Senior Secured Loan—Term Loan 2.5%, Due 4/13	3,543,046	3,543,046	3,521,787

International Aluminum Corporation (IAL Acquisition Co.) (6), (9) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan—Term Loan 5.0%, Due 3/13	$2,973,711	$2,973,711	$1,987,926

Intrapac Corporation/Corona Holdco (6) Containers, Packaging and Glass	Senior Secured Loan—1st Lien Term Loan 3.8%, Due 5/12	4,034,281	4,042,948	3,852,738

Intrapac Corporation/Corona Holdco (6) Containers, Packaging and Glass	Junior Secured Loan—Term Loan (Second Lien) 7.8%, Due 5/13	3,000,000	3,013,753	3,000,000

Jones Stephens Corp. (6) Buildings and Real Estate (4)	Senior Secured Loan—Term Loan 7.8%, Due 9/12	9,541,180	9,526,158	8,491,650

KIK Custom Products Inc. (6) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan—Loan (Second Lien) 5.3%, Due 12/14	5,000,000	5,000,000	3,060,000

La Paloma Generating Company, LLC (6) Utilities	Junior Secured Loan—Loan (Second Lien) 3.8%, Due 8/13	2,000,000	2,011,080	1,622,000

LBREP/L-Suncal Master I LLC (9) Buildings and Real Estate (4)	Junior Secured Loan—Term Loan (Third Lien) 15.0%, Due 2/12	2,332,868	2,332,868	1,000

LBREP/L-Suncal Master I LLC (6), (9) Buildings and Real Estate (4)	Senior Secured Loan—Term Loan (First Lien) 5.5%, Due 1/10	3,875,156	3,873,404	116,255

LBREP/L-Suncal Master I LLC (6), (9) Buildings and Real Estate (4)	Junior Secured Loan—Term Loan (Second Lien) 9.5%, Due 1/11	2,000,000	1,920,211	7,500

Legacy Cabinets, Inc. (6), (9) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 6.6%, Due 8/12	2,258,184	2,258,184	537,416

Levlad, LLC & Arbonne International, LLC (6), (9) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Term Loan 7.8%, Due 3/14	2,660,729	2,660,729	1,341,007

LN Acquisition Corp. (Lincoln Industrial) (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan—Initial Term Loan (Second Lien) 6.0%, Due 1/15	2,000,000	2,000,000	1,978,000

MCCI Group Holdings, LLC (6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 4.3%, Due 12/12	5,754,849	5,743,304	5,622,487

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
MCCI Group Holdings, LLC (6) Healthcare, Education and Childcare	Junior Secured Loan—Term Loan (Second Lien) 7.5%, Due 6/13	$1,000,000	$1,000,000	$1,000,000

National Interest Security Company, L.L.C. Aerospace and Defense	Mezzanine Investment—Mezzanine Facility 15.0%, Due 6/13	3,000,000	3,000,000	3,300,000

National Interest Security Company, L.L.C. Aerospace and Defense	Junior Secured Loan—Second Lien Term Loan 15.0%, Due 6/13	1,000,000	1,000,000	1,100,000

National Interest Security Company, L.L.C. (6) Aerospace and Defense	Senior Secured Loan—Term Loan—1st Lien 7.8%, Due 12/12	7,650,000	7,650,000	7,650,000

Northeast Biofuels, LP (6), (9) Farming and Agriculture	Senior Secured Loan—Construction Term Loan 8.8%, Due 6/13	1,382,120	1,383,944	208,369

Northeast Biofuels, LP (6), (9) Farming and Agriculture	Senior Secured Loan—Synthetic LC Term Loan 8.8%, Due 6/13	57,257	57,333	8,632

PAS Technologies Inc. Aerospace and Defense	Senior Secured Loan—Incremental Term Loan Add On 4.3%, Due 6/11	632,022	632,022	632,022

PAS Technologies Inc. (6) Aerospace and Defense	Senior Secured Loan—Term Loan 4.3%, Due 6/11	3,125,000	3,117,290	3,125,000

Pegasus Solutions, Inc. (9), (10) Leisure, Amusement, Motion Pictures, Entertainment	Senior Unsecured Bond—10.5%, Due 4/15	2,000,000	2,000,000	1,710,000

Pegasus Solutions, Inc. (6) Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Loan—Term Loan 7.8%, Due 4/13	4,863,083	4,863,083	4,863,083

Primus International Inc. (6) Aerospace and Defense	Senior Secured Loan—Term Loan 2.7%, Due 6/12	1,087,032	1,088,240	1,060,944

QA Direct Holdings, LLC (6) Printing and Publishing	Senior Secured Loan—Term Loan 8.3%, Due 8/14	4,540,186	4,509,168	4,540,186

Resco Products, Inc. (6) Mining, Steel, Iron and Non-Precious Metals	Junior Secured Loan—Term Loan (Second Lien) 20.0%, Due 6/14	6,650,000	6,503,858	6,650,000

Rhodes Companies, LLC, The (6), (9) Buildings and Real Estate (4)	Senior Secured Loan—First Lien Term Loan 11.8%, Due 11/10	1,685,674	1,636,741	298,241

Rhodes Companies, LLC, The (6), (9) Buildings and Real Estate (4)	Junior Secured Loan—Second Lien Term Loan 13.0%, Due 11/11	2,013,977	2,019,403	12,720

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
San Juan Cable, LLC (6) Broadcasting and Entertainment	Junior Secured Loan—Loan (Second Lien) 5.8%, Due 10/13	$3,000,000	$2,986,206	$2,862,000

Schneller LLC (6) Aerospace and Defense	Senior Secured Loan—Term Loan 3.7%, Due 6/13	4,304,174	4,278,271	4,231,003

Seismic Micro-Technology, Inc. (SMT) (6) Electronics	Senior Secured Loan—Term Loan 3.2%, Due 6/12	838,694	837,545	829,469

Seismic Micro-Technology, Inc. (SMT) (6) Electronics	Senior Secured Loan—Term Loan 3.2%, Due 6/12	1,258,041	1,256,317	1,244,203

Specialized Technology Resources, Inc. (6) Diversified/Conglomerate Service	Junior Secured Loan—Loan (Second Lien) 7.2%, Due 12/14	7,500,000	7,500,000	7,500,000

Specialized Technology Resources, Inc. (6) Diversified/Conglomerate Service	Senior Secured Loan—Term Loan (First Lien) 2.7%, Due 6/14	3,563,166	3,563,166	3,563,166

Standard Steel, LLC (6) Cargo Transport	Senior Secured Loan—Delayed Draw Term Loan 8.3%, Due 7/12	738,349	741,143	738,349

Standard Steel, LLC (6) Cargo Transport	Senior Secured Loan—Initial Term Loan 9.0%, Due 7/12	3,663,267	3,677,125	3,663,267

Standard Steel, LLC (6) Cargo Transport	Junior Secured Loan—Loan (Second Lien) 13.8%, Due 7/13	1,750,000	1,756,512	1,750,000

TPF Generation Holdings, LLC (6) Utilities	Junior Secured Loan—Loan (Second Lien) 4.5%, Due 12/14	2,000,000	2,023,571	1,894,000

TUI University, LLC (6) Healthcare, Education and Childcare	Senior Secured Loan—Term Loan (First Lien) 3.2%, Due 10/14	3,590,407	3,465,781	3,590,407

Twin-Star International, Inc. (6) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan—Term Loan 4.3%, Due 4/13	4,291,879	4,291,879	4,218,917

Walker Group Holdings LLC Cargo Transport	Junior Secured Loan—Term Loan B12.5%, Due 12/12	526,500	526,500	526,500

Walker Group Holdings LLC (6) Cargo Transport	Junior Secured Loan—Term Loan B12.8%, Due 12/12	5,000,000	5,000,000	5,000,000

Portfolio Company/Principal Business	Investment Interest Rate (1) / Maturity	Principal	Cost	Value (2)
Water PIK, Inc. (6) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan—Loan (First Lien) 3.5%, Due 6/13	$1,243,577	$1,238,507	$1,243,577

Wesco Aircraft Hardware Corp. Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	2,000,000	1,938,058	2,000,000

Wesco Aircraft Hardware Corp. (6) Aerospace and Defense	Junior Secured Loan—Loan (Second Lien) 6.0%, Due 3/14	4,132,887	4,155,678	4,132,887

WireCo WorldGroup Inc. (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment—11.0%, Due 2/15	5,000,000	4,829,054	5,100,000

WireCo WorldGroup Inc. (6), (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Mezzanine Investment—11.0%, Due 2/15	10,000,000	10,000,000	10,200,000

Wolf Hollow I, LP (6) Utilities	Senior Secured Loan—Acquisition Term Loan 2.5%, Due 6/12	767,269	761,240	743,484

Wolf Hollow I, LP (6) Utilities	Senior Secured Loan—Synthetic Letter of Credit. 1%, Due 6/12	668,412	663,160	647,691

Wolf Hollow I, LP (6) Utilities	Senior Secured Loan—Synthetic Revolver Deposit 1.2%, Due 6/12	167,103	165,790	161,923

Wolf Hollow I, LP (6) Utilities	Junior Secured Loan—Term Loan (Second Lien) 4.8%, Due 12/12	2,683,177	2,686,492	2,591,949

X-Rite, Incorporated (6) Electronics	Junior Secured Loan—Loan (Second Lien) 14.4%, Due 10/13	649,162	649,162	649,162

X-Rite, Incorporated (6) Electronics	Senior Secured Loan—Term Loan (First Lien) 7.5%, Due 10/12	581,049	579,404	569,430

Total Investment in Debt Securities (139% of net asset value at fair value)		$344,924,114	$342,056,023	$297,356,529

See accompanying notes to financial statements.

Equity Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value (2)
Aerostructures Holdings L.P. (7) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$350,280

Aerostructures Holdings L.P. (7) Aerospace and Defense	Series A Preferred Interests	1.2%	160,361	202,396

Coastal Concrete Holding II, LLC (7) Buildings and Real Estate (4)	Class A Units	10.8%	8,625,625	568,570

eInstruction Acquisition, LLC (7) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,456,000

FP WRCA Coinvestment Fund VII, Ltd. (3), (7) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	15,000	1,500,000	2,136,000

Total Investment in Equity Securities (2% of net asset value at fair value)			$12,365,603	$4,713,246

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value (2)
Grant Grove CLO, Ltd. (3), (10), (11)	Subordinated Securities	22.2%	$4,715,858	$2,780,000
Katonah III, Ltd. (3), (10)	Preferred Shares	23.1%	4,500,000	950,000
Katonah IV, Ltd. (3), (10), (11)	Preferred Shares	17.1%	3,150,000	290,000
Katonah V, Ltd. (3), (10), (11)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd. (3), (8), (10), (11)	Subordinated Securities	16.4%	4,500,000	1,840,000
Katonah VIII CLO Ltd (3), (8), (10), (11)	Subordinated Securities	10.3%	3,400,000	1,760,000
Katonah IX CLO Ltd (3), (8), (10), (11)	Preferred Shares	6.9%	2,000,000	1,560,000
Katonah X CLO Ltd (3), (8), (10)	Subordinated Securities	33.3%	11,589,830	8,280,000
Katonah 2007-I CLO Ltd. (3), (8), (10)	Preferred Shares	100.0%	29,940,867	27,100,000

Total Investment in CLO Equity Securities			$67,116,555	$44,561,000

See accompanying notes to financial statements.

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value (2)
Katonah 2007-I CLO Ltd. (3), (8), (10)	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	100.0%	$1,078,494	$4,410,000

Total Investment in CLO Rated-Note			$1,078,494	$4,410,000

Total Investment in CLO Fund Securities (23% of net asset value at fair value)			$68,195,049	$48,971,000

Asset Manager Affiliate

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value (2)
Katonah Debt Advisors, L.L.C.	Membership Interests	100%	$40,751,511	$58,064,720

Total Investment in Asset Manager Affiliate (27% of net asset value at fair value)			$40,751,511	$58,064,720

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value (2)
JP Morgan Asset Account	Time Deposit	0.07%	126	126

Total Investment in Time Deposit and Money Market Accounts (0% of net asset value at fair value)			$126	$126

Total Investments (5) (191% of net asset value at fair value)			$463,368,313	$409,105,621

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2009.
(2)	Reflects the fair market value of all existing investments as of December 31, 2009, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2009, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $463 million. The aggregate gross unrealized appreciation is approximately $24 million and the aggregate gross unrealized depreciation is approximately $78 million.
(6)	Pledged as collateral for the secured revolving credit facility (see Note 6 to the financial statements).
(7)	Non-income producing.
(8)	An affiliate CLO Fund managed by Katonah Debt Advisors L.L.C. or its affiliate.

(9)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of December 31, 2009, these CLO Fund securities were not providing a dividend distribution.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

FINANCIAL HIGHLIGHTS

($ per share)

	For the Years Ended December 31,
	2010	2009	2008
Per Share Data:
Net asset value, at beginning of period	$9.56	$9.03	$14.38
Net income (loss)
Net investment income (1)	0.53	0.83	1.50
Net realized losses (1)	(0.79)	(0.71)	(0.03)
Net change in unrealized appreciation/depreciation on investments (1)	(0.54)	1.19	(6.80)

Net income	(0.80)	1.31	(5.33)
Net decrease in net assets resulting from distributions
From net investment income	(0.52)	(0.84)	(1.43)
In excess of net investment income	(0.14)	(0.08)	(0.01)

Net decrease in net assets resulting from distributions	(0.66)	(0.92)	(1.44)
Net increase in net assets relating to stock-based transactions
Issuance of common stock (not including DRIP)	—	—	1.26
Issuance of common stock under dividend reinvestment plan	0.07	0.10	0.12
Stock based compensation expense	0.04	0.04	0.04

Net increase in net assets relating to stock-based transactions	0.11	0.14	1.42

Net asset value, end of period	$8.21	$9.56	$9.03

Total net asset value return (2)	(7.1)%	16.0%	(27.2)%
Ratio/Supplemental Data:
Per share market value at beginning of period	$4.56	$3.64	$12.00
Per share market value at end of period	$6.97	$4.56	$3.64
Total market return (3)	67.6%	50.5%	(57.7)%
Shares outstanding at end of period	22,767,130	22,363,281	21,771,186
Net assets at end of period	$186,925,667	$213,895,724	$196,566,018
Portfolio turnover rate	3.4%	3.2%	14.4%
Average debt outstanding	$154,952,070	$236,184,703	$248,300,441
Average debt outstanding per share	$6.81	$10.56	$11.41
Asset coverage ratio	315%	198%	175%
Ratio of net investment income to average net assets	5.8%	8.7%	12.0%
Ratio of total expenses to average net assets	8.5%	7.4%	7.2%
Ratio of interest expense to average net assets	3.4%	4.4%	4.3%
Ratio of non-interest expenses to average net assets	5.0%	3.0%	3.0%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.

See accompanying notes to financial statements.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Kohlberg Capital Corporation (“Kohlberg Capital” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering, converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its initial public offering (“IPO”), the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading middle market private equity firm, in exchange for the contribution of their ownership interests in Katonah Debt Advisors, L.L.C. (collectively with its affiliates, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers to the Company. As of December 31, 2010, Katonah Debt Advisors had approximately $2.1 billion of assets under management.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of Katonah Debt Advisors. Katonah Debt Advisors manages CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. The Company’s investment portfolio as well as the investment portfolios of the CLO Funds in which it has invested and the investment portfolios of the CLO Funds managed by Katonah Debt Advisors consist exclusively of credit instruments and other securities issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements include the accounts of the Company and the accounts of its special purpose financing subsidiary, Kohlberg Capital Funding LLC I. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest (Katonah Debt Advisors, including its affiliates, is currently the only company in which the Company has a controlling interest).

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

Accounting Standards Codification. In June 2009, the Financial Accounting Standards Board (“FASB”) issued a pronouncement establishing the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied in the preparation of financial statements in conformity with GAAP. The ASC reorganized existing U.S. accounting and reporting standards issued by the FASB and other related private sector standard setters into a single source of authoritative accounting principles arranged by topic. The standard explicitly recognizes rules and interpretive releases of the Commission under federal securities laws as authoritative GAAP for SEC registrants. The ASC supersedes all existing U.S. accounting standards; all other accounting literature not included in the ASC (other than SEC guidance for publicly-traded companies) is considered non-authoritative. The ASC was effective on a prospective basis for interim and annual reporting periods ending after September 15, 2009. The adoption of the ASC changed the Company’s references to U.S. GAAP accounting standards but did not impact its results of operations, financial position or liquidity.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments. The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy, were adopted by the Company in the first quarter of 2010. Note 4 below reflects the amended disclosure requirements. The new guidance also requires that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement is effective for fiscal years beginning after December 15,

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

2010 and for interim periods within those years. The Company is evaluating the increased disclosure requirements for implementation by the effective date. Since this new guidance only amends the disclosures requirements, it did not impact our statements of financial position, statements of operations, or cash flow statements.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Company engaged an independent valuation firm to provide third-party valuation estimates for approximately 39% of its portfolio at fair value as of December 31, 2009. The valuation firm’s valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. Though the Board of Directors did not engage the valuation firm to provide valuation estimates for any of the assets in the Company’s portfolio as of December 31, 2010, the Board of Directors engaged the valuation firm to review the Company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly. The Board of Directors may engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the Company’s valuation processes.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.

2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.

3)	Preliminary valuation conclusions are discussed and documented by management.

4)	Illiquid loans, junior and mezzanine securities, equity investments, CLO Fund securities and Katonah Debt Advisors may be selected for review by an independent valuation firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.

6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.

7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Loans and Debt Securities. To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of the Company’s investments are illiquid investments with little or no trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity and Equity-Related Securities. The Company’s equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity related securities are classified as Level III, as described in Note 4 below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Affiliate Asset Manager. The Company’s investment in its wholly-owned asset management company, Katonah Debt Advisors, is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Katonah Debt Advisors is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Fund securities”). The Company’s CLO Fund securities relate exclusively to credit instruments issued by corporations and do not include any asset-backed securities secured by commercial mortgages, residential mortgages, or consumer borrowings.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in NAVs or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash. The Company defines cash as demand deposits. The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash. Restricted cash consisted mostly of cash held in an operating account pursuant to the Company’s secured credit facility agreement with its lender.

Time Deposits and Money Market Accounts. Time deposits primarily represent overnight Eurodollar investments of cash held in non-demand deposit accounts. Such time deposits were partially restricted under terms of the secured credit facility. The money market account contains restricted cash held for employee flexible spending accounts.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Interest Income. Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of December 31, 2010, five issuers representing 4.1% of total investments at fair value were considered in default.

Dividends from Affiliate Asset Manager. The Company records dividend income from its affiliate asset manager on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities. The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees. The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognizes prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. At December 31, 2010, there was an unamortized debt issuance cost of approximately $23,000 included in other assets in the accompanying balance sheet. Amortization expense for the year ended December 31, 2010 and 2009 was approximately $596,000 and $825,000, respectively.

Expenses. The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and its asset manager affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with its asset manager affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are not material.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Dividends. Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Recent Accounting Pronouncements

Improved Disclosures Regarding Fair Value Measurements. In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels I and II, and activity in Level III fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 4 “—Investments” and did not have a material impact on the Company’s financial results.

Fair Value Measurements for Alternative Investments. In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820)—Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s financial position or results of operations.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

3. EARNINGS (LOSSES) PER SHARE

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the years ended December 31, 2010, 2009, and 2008:

	For the Years ended December 31,
	2010	2009	2008
Net increase (decrease) in net assets from operations	$(14,288,677)	$34,403,269	$(63,283,408)
Net increase (decrease) in net assets allocated to non-vested share awards	—	(482,332)	—

Net increase (decrease) in net assets available to common stockholders	(14,288,677)	33,920,937	(63,283,408)

Weighted average number of common shares outstanding for basic shares computation	22,283,088	22,105,800	20,455,322
Effect of dilutive securities—stock options	—	—	—

Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	22,283,088	22,105,800	20,455,322

Basic and diluted net increase (decrease) in net assets per common shares:
Net increase (decrease) in net assets from operations	(0.63)	1.53	(3.09)
Net increase (decrease) in net assets allocated to non-vested share awards	—	0.03	—

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other industries if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2010 and December 31, 2009:

	December 31, 2010			December 31, 2009
Security Type	Cost	Fair Value	% (1)	Cost	Fair Value	% (1)
Time Deposits	$720,225	$720,225	—%	$126	$126	—%
Money Market Account	210,311	210,311	—	—	—	—
Senior Secured Loan	34,183,551	22,001,256	12	179,425,767	159,075,586	74
Junior Secured Loan	76,896,867	63,944,003	34	129,016,237	114,920,499	54
Mezzanine Investment	10,744,496	250,000	—	28,606,852	19,235,444	9
Senior Subordinated Bond	4,320,596	4,490,709	3	3,007,167	2,415,000	1
Senior Unsecured Bond	—	—	—	2,000,000	1,710,000	1
CLO Fund Securities	68,280,200	53,031,000	28	68,195,049	48,971,000	23
Equity Securities	13,232,266	4,437,871	3	12,365,603	4,713,246	2
Preferred	650,961	607,921	—	—	—	—
Affiliate Asset Managers	44,532,329	41,493,000	22	40,751,511	58,064,720	27

Total	$253,771,802	$191,186,296	102%	$463,368,312	$409,105,621	191%

(1)	Calculated as a percentage of net asset value

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

The unaudited industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2010 and December 31, 2009, were as follows:

	December 31, 2010			December 31, 2009
Industry Classification	Cost	Fair Value	% (1)	Cost	Fair Value	% (1)
Aerospace and Defense	$6,499,518	$5,613,844	3%	$33,652,058	$33,416,670	16%
Asset Management Companies (2)	44,532,329	41,493,000	22	40,751,511	58,064,720	27
Automobile	—	—	—	1,940,876	1,800,631	1
Broadcasting and Entertainment	—	—	—	2,986,206	2,862,000	1
Buildings and Real Estate (3)	32,845,509	6,923,964	4	36,498,537	9,840,946	5
Cargo Transport	4,940,182	4,940,182	3	13,389,865	13,359,403	6
Chemicals, Plastics and Rubber	—	—	—	3,970,688	4,000,000	2
CLO Fund Securities	68,280,200	53,031,000	28	68,195,049	48,971,000	23
Containers, Packaging and Glass	3,009,682	3,000,000	2	7,056,701	6,852,738	3
Diversified/Conglomerate Manufacturing	—	—	—	4,046,728	4,042,346	2
Diversified/Conglomerate Service	10,384,036	8,345,287	4	15,382,035	14,350,438	7
Ecological	—	—	—	2,695,103	2,699,907	1
Electronics	3,006,137	3,176,250	2	14,874,472	14,407,265	7
Farming and Agriculture	—	—	—	1,441,277	217,001	—
Finance	—	—	—	5,460,445	5,372,881	3
Healthcare, Education and Childcare	15,113,551	15,037,936	8	41,647,084	42,177,498	20
Home and Office Furnishings, Housewares, and Durable Consumer Goods	9,654,903	8,804,450	5	20,694,006	18,080,134	8
Hotels, Motels, Inns and Gaming	—	—	—	3,438,128	3,171,363	1
Insurance	4,890,322	4,049,000	2	4,861,123	4,490,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,114,458	1,983,619	1	14,572,761	14,227,907	7
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	3,477,696	3,864,600	2	33,015,472	31,956,312	15
Mining, Steel, Iron and Non-Precious Metals	14,381,863	14,430,312	8	13,861,498	13,021,854	6
Oil and Gas	—	—	—	5,998,652	6,000,000	3
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,435,000	2	14,424,931	9,146,146	4
Personal, Food and Miscellaneous Services	14,730,350	4,090,000	2	14,759,522	4,559,444	2
Printing and Publishing	5,980,529	5,669,716	3	23,867,184	23,506,057	11
Retail Stores	—	—	—	3,543,046	3,521,787	2
Time Deposits and Money Market Account	930,537	930,536	—	126	126	—
Utilities	4,000,000	2,367,600	1	16,343,228	14,989,047	6

Total	$253,771,802	$191,186,296	102%	$463,368,312	$409,105,621	191%

(1)	Calculated as a percentage of net asset value.
(2)	Represents Katonah Debt Advisors and related asset manager affiliates.
(3)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2010 and December 31, 2009, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities) or companies providing mortgage lending.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. However, the Company’s investment strategy is to limit the value of its investments in debt or equity securities

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

issued by CLO Funds to not more than 15% of the value of its total investment portfolio at the time of investment. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States, which investments (excluding the Company’s investments in CLO Funds) are generally not anticipated to be in excess of 10% of the investment portfolio at the time such investments are made. The Company is generally prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC. In addition, the Company may co-invest on a concurrent basis with Kohlberg & Co. or any of its affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Certain types of negotiated co-investments may be made only if the Company receives an order from the SEC permitting it to do so. There can be no assurance that any such order will be applied for or, if applied for, obtained.

At December 31, 2010 and December 31, 2009, approximately 29% and 12% of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 28% and 12% of its portfolio on such dates), respectively. At December 31, 2010, no foreign assets were in U.S. dollar denominated over-night time Eurodollar deposits which revert to cash each business morning.

At December 31, 2010 and December 31, 2009, the Company’s ten largest portfolio companies represented approximately 65% and 37%, respectively, of the total fair value of its investments. The Company’s largest investment, Katonah Debt Advisors which is its wholly-owned asset manager affiliate, represented 22% and 14% of the total fair value of the Company’s investments at December 31, 2010 and December 31, 2009, respectively. Excluding Katonah Debt Advisors and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 30% and 19% of the total fair value of the Company’s investments at December 31, 2010 and December 31, 2009, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by Katonah Debt Advisors and may selectively invest in securities issued by funds managed by other asset management companies. However, as noted above, the Company’s investment strategy is to limit the value of its investments in the debt or equity securities issued by CLO Funds to not more than 15% of the value of its total investment portfolio at the time of investment. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by Katonah Debt Advisors (“CLO fund securities managed by affiliate”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt and exclude mortgage pools or mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset-backed securities), debt to companies providing mortgage lending and emerging markets investments. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

On January 23, 2008, the Company’s wholly-owned asset management company, Katonah Debt Advisors, closed the Katonah 2007-1 CLO, a $315 million CLO Fund. The Company received a structuring fee upon closing and Katonah Debt Advisors earns an ongoing asset management fee based on the par amount of the

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

underlying investments in the CLO Fund. Securities issued by CLO Funds managed by Katonah Debt Advisors are primarily held by third parties. Kohlberg Capital invested approximately $29 million to acquire all of the shares of the most junior class of securities of this CLO Fund.

The subordinated securities and preferred share securities are considered equity positions in the CLO Funds and, as of December 31, 2010 and December 31, 2009, the Company had approximately $45 million and $45 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2010 was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $22 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2009, was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $23 million.

In May, 2009 the Company purchased the class B-2L notes of the Katonah 2007-1 CLO investment managed by Katonah Debt Advisors (“Katonah 2007-1 B-2L”). The Company purchased the Katonah 2007-1 B-2L for 10% of the par value. The fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment as of December 31, 2010 were approximately $8 million, $1 million, and $7 million, respectively, and at December 31, 2009, the fair value, cost basis, and aggregate unrealized appreciation of the Katonah 2007-1 B-2L investment were $4 million, $1 million, and $3 million, respectively. Both the B-2L notes and preferred shares of Katonah 2007-1 are owned 100% by the Company and are making their required quarterly distributions.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2, “Significant Accounting Policies—Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I—Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

Level II—Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III—Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. Substantially all of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. Ongoing reviews by the Company’s investment analysts, Chief Investment Officer, Valuation Committee and independent valuation firms (if engaged) are based on an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of December 31, 2010 (unaudited) and December 31, 2009, respectively:

	As of December, 31 2010
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$930,536	$—	$930,536
Debt securities	—	—	91,042,928	91,042,928
CLO fund securities	—	—	53,031,000	53,031,000
Equity securities	—	—	4,688,832	4,688,832
Asset manager affiliate	—	—	41,493,000	41,493,000

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

	As of December 31, 2009
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$126	$—	$126
Debt securities	—	—	297,356,529	297,356,529
CLO fund securities	—	—	48,971,000	48,971,000
Equity securities	—	—	4,713,246	4,713,246
Asset manager affiliate	—	—	58,064,720	58,064,720
As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, most, if not all, of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are deemed Level III values since such values are not traded on an active public exchange and may represent a traded or broker quote on an asset that is infrequently traded.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

The Company engaged an independent valuation firm, to provide third-party valuation estimates for approximately 39% of its portfolio at fair value as of December 31, 2009. The valuation firm’s valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. Though the Board of Directors did not engage the valuation firm to provide valuation estimates for any of the assets in the Company’s portfolio as of December 31, 2010, the Board of Directors engaged the valuation firm to review the Company’s CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The valuation firm concluded that the Company’s CLO model appropriately factored in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly. The Board of Directors may engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the Company’s valuation processes.

Values derived for debt securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for asset manager affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the asset manager affiliate. The Company recognizes that comparable asset managers may not be fully comparable to its asset manager affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

	Year Ended December 31, 2010
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495
Transfers out of Level III	—	—	—	—	—
Net accretion of discount	381,677	85,149	—	—	466,826
Purchases (sales), net	(198,838,948)	—	1,927,366	3,780,817	(193,130,765)
Total loss realized and unrealized included in earnings	(7,856,330)	3,974,851	(1,951,780)	(20,352,537)	(26,185,796)

Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760

Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$9,196,912	3,974,851	(1,142,038)	(20,352,537)	(8,322,812)

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS – (continued)

	Year Ended December 31, 2009
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2008	$353,859,007	$34,640,000	$5,087,512	$54,734,812	$448,321,331
Transfers out of Level III	—	—	—	—	—
Net accretion of discount	964,724	742,204	—	—	1,706,928
Purchases (sales), net	(70,717,418)	1,076,250	8,625,625	4,018,309	(56,997,234)
Total loss realized and unrealized included in earnings	13,250,216	12,512,546	(8,999,891)	(688,401)	16,074,470

Balance, December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495

Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$25,300,586	$12,512,546	$(7,485,064)	$1,526,668	$31,854,736

5. AFFILIATE ASSET MANAGERS

Wholly-Owned Asset Manager

Katonah Debt Advisors is a wholly-owned portfolio company. Katonah Debt Advisors manages CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. These CLO Funds do not invest in asset-backed securities secured by commercial mortgages, residential mortgages or other consumer borrowings. At December 31, 2010, Katonah Debt Advisors had approximately $2.1 billion of par value of assets under management, and the Company’s 100% equity interest in Katonah Debt Advisors was valued at approximately $42 million.

As a manager of the CLO Funds, Katonah Debt Advisors receives contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for its management and advisory services. The annual fees which Katonah Debt Advisors receives are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and Katonah Debt Advisors generates annual operating income equal to the amount by which its fee income exceeds it operating expenses. The annual management fees Katonah Debt Advisors receives have two components—a senior management fee and a subordinated management fee. At December 31, 2010, Katonah Debt Advisors continued to receive all senior management fees payable by the CLO Funds managed by it.

During 2009, certain CLO funds managed by Katonah Debt Advisors were restricted from currently paying their subordinated management fees as a result of the failure by those CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements. At such time, those subordinated management fees continued to be accrued by the applicable CLO Fund to become payable to Katonah Debt Advisors when such CLO Fund becomes compliant with the applicable covenants. During the year ended December 31, 2010, all those CLO Funds which deferred payment of their subordinated management fees regained compliance with all applicable covenants in order to pay current subordinated management fees as well as a portion of previously accrued subordinated management fees. During the year ended December 31, 2010, approximately $5 million of deferred subordinated management fees have been paid. Currently, all CLO Funds managed by Katonah Debt Advisors are paying both their senior and subordinated management fees on a current basis.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

5. AFFILIATE ASSET MANAGERS – (continued)

In future years, Katonah Debt Advisors may receive accrued incentive fees upon the liquidation of CLO Funds it manages, provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. As a result of the acquisition, approximately $60 million of fee paying assets under management were integrated into the Katonah Debt Advisors asset management platform. In connection with the acquisition, Katonah Debt Advisors entered into employment agreements with three Scott’s Cove investment professionals, and expects these individuals will assist in structuring, raising and investing new funds to be managed by Katonah Debt Advisors. As of December 31, 2010, Scott’s Cove had approximately $161 million of assets under management.

On February 4, 2011, Katonah Debt Advisors entered to an Asset Purchase Agreement with a third-party buyer controlled by a former Katonah Debt Advisors employee to sell substantially all of the Katonah Scott’s Cove Management LLC assets for a purchase price of $25,000. The transaction closed on February 28, 2011. At closing, Katonah Debt Advisors and the buyer entered into a Services Agreement, pursuant to which the buyer paid to Katonah Debt Advisors $225,000 for certain transitional services to be provided by Katonah Debt Advisors (including access to office space, secretarial services and information technology support) and agreed to pay an additional amount of $75,000 on each of the first and second anniversaries of the closing date (subject to, in the case of the first payment, deferment for up to one year under certain circumstances). Katonah Debt Advisors’ obligation to provide transitional services under the Services Agreement will continue through June 30, 2011, unless the agreement is earlier terminated by the buyer in accordance with its terms. At closing, Katonah Debt Advisors and the employees that formerly managed the Katonah Scott’s Cove Management LLC assets also entered into employee termination agreements, whereby they agreed to terminate their employment with Katonah Debt Advisors and to relinquish all claims against Katonah Debt Advisors or its affiliates. At December 31, 2010, Katonah Scott’s Cove Management LLC had approximately $161 million of assets under management.

The revenue that Katonah Debt Advisors generates through the fees it receives for managing CLO Funds and after paying the expenses associated with its operations, including compensation of its employees, may be distributed to the Company. Any distributions of Katonah Debt Advisors’ net income are recorded as dividends from affiliate asset manager. For the year ended December 31, 2010, Katonah Debt Advisors had approximately $1 million of pre-tax net income and made distributions of $4.5 million to the Company, a portion of which represented undistributed earnings from prior years. For the year ended December 31, 2009, Katonah Debt Advisors earned approximately $2 million of pre-tax net income and made no distributions to the Company; dividends are recorded as declared (where declaration date represents ex-dividend date) by Katonah Debt Advisors as income on our statement of operations.

As with all other investments, Katonah Debt Advisors’ fair value is periodically determined. The valuation is primarily based on an analysis of both a percentage of its assets under management and Katonah Debt Advisors’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology. For the year ended December 31, 2010 Katonah Debt Advisors had a decrease in fair value of approximately $20 million. The decrease in the fair value of Katonah Debt Advisors is due to the receipt of approximately $5 million of previously accrued subordinate management fees during the year, the disposition of one of its affiliates, and current market conditions.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

5. AFFILIATE ASSET MANAGERS – (continued)

As a separately regarded entity for tax purposes, Katonah Debt Advisors is taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by Katonah Debt Advisors to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of Katonah Debt Advisors’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. Katonah Debt Advisors’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

At December 31, 2010 there were no intercompany balances with our affiliates, and at December 31, 2009 a net amount due from affiliates totaled approximately $44,000.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of December 31, 2010	As of December 31, 2009
Secured credit facility, due February 28, 2011 (1)	$86,746,582	$218,050,363

(1)	February 28, 2011 was the maturity date as established by a Forbearance and Settlement Agreement dated September 20, 2010

On February 14, 2007, the Company entered into an arrangement under which the Company may obtain up to $200 million in financing (the “Facility”). On October 1, 2007, the Company amended the Facility to increase the Company’s borrowing capacity from $200 million to $275 million, extend the maturity date from February 12, 2012 to October 1, 2012 and increase the interest spread charged on outstanding borrowings by 15 basis points to 0.85%. The interest rate is based on prevailing commercial paper rates plus 0.85% or, if the commercial paper market is at any time unavailable, prevailing LIBOR rates plus an applicable spread. Interest is payable monthly. As a result of the assertion of BMO Capital Markets Corp., as the agent (the “Agent”), that a Termination Event occurred under the LFSA, for the period June 2009 through September 2010, interest under the LFSA had been calculated at a higher default rate (equal to 0.85% above the prime rate plus 0.75%). As of January 31, 2011, the Company repaid in full the outstanding balance of the facility and has no debt outstanding.

Fair Value of Debt. The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $87 million and $220 million at December 31, 2010 and December 31, 2009, respectively. At December 31, 2010 the fair value of the Company’s debt was determined as the current outstanding balance due

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

6. BORROWINGS – (continued)

to its near-term maturity and at December 31, 2009, fair value of the Company’s debt was determined based on market interest rates for similar instruments as of such balance sheet date.

Prior to the payoff of the Company’s outstanding indebtedness on January 31, 2011, the Company’s borrowings were through a secured financing facility (the “Facility”). In connection with the Facility, the Company was a party to a Loan Funding and Servicing Agreement, dated as of February 14, 2007 (as amended, the “LFSA”), by and among the Company, as the servicer, the Company’s wholly-owned, special-purpose bankruptcy remote subsidiary, Kohlberg Capital Funding LLC I, as the borrower, BMO Capital Markets Corp, as the agent (the “Agent”), U.S. Bank National Association, a national banking association, as the trustee (the “Trustee”) and the other Lender Parties and other parties thereto (the “Lender Parties”). The LFSA was modified on September 20, 2010 pursuant to a Forbearance and Settlement Agreement (the “Settlement Agreement”) with the Agent and Lender Parties, pursuant to which we and the Agent and the Lender Parties agreed to settle all outstanding claims thereunder and in connection with litigation previously initiated by the Company against the Agent and the other Lender Parties.

Prior to entering into the Settlement Agreement, the interest on outstanding amounts under the Facility accrued at a rate equal to 0.85% above the prime rate plus 0.75%, or approximately 4.9%, and the Company had been paying interest at such rate under protest. Under the terms of the Settlement Agreement, commencing on September 10, 2010, the advances under the Facility accrued interest at the rate provided for under the LFSA prior to the occurrence of a termination event, equal to 0.85% above the prevailing commercial paper rate, or 1.2% as of such date. Under the terms of the Settlement Agreement, the Company calculated the advances outstanding under the Facility after consideration of amortization and pre-payments in the next scheduled distribution to the lenders. As of December 31, 2010, the Company’s advances outstanding, calculated in accordance with the Settlement Agreement, were approximately $87 million. Under the Settlement Agreement, the Company was also obligated to maintain an overcollateralization ratio of at least 115%. As of December 31, 2010, the Company’s overcollateralization ratio was 177%. As a BDC, the Company is limited in the amount of leverage it can incur and is required to meet a coverage ratio of total asset to total senior securities of at least 200% before incurring new debt. As of December 31, 2010, the Company’s asset coverage ratio was 315%. The Company was in compliance with all covenants and terms set forth in the Settlement Agreement at December 31, 2010.

On January 31, 2011, the Company repaid in full the outstanding balance under the Facility in advance of the scheduled forbearance date of February 28, 2011. As a result, the Company has no outstanding indebtedness and the Lender Parties released to the Company approximately $73 million of collateral previously securing the Facility and had also paid a $2 million cash settlement to the Company. In order to pay off the Facility, the Company utilized proceeds received from the paydown, amortization or sale of portfolio loan investments totaling approximately $133 million together with available cash.

The weighted average daily debt balance for the years ended December 31, 2010 and 2009 was approximately $105 million and $222 million, respectively. As of December 31, 2010, the Company had restricted cash and time deposit balances of approximately $67 million which it maintained in accordance with the terms of the Facility.

7. DISTRIBUTABLE TAX INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME – (continued)

dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2010). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incurr a US federal excise tax for the calendar year 2010.

The following reconciles net decrease in shareholders’ equity resulting from operations to taxable income for the year ended December 31, 2010:

	Year Ended December 31,
	2010	2009
Net increase (decrease) in stockholders’ equity resulting from operations	$(14,288,677)	$34,403,270
Net change in unrealized (appreciation) depreciation from investments	8,322,812	(31,854,736)
Excess capital losses over capital gains	17,862,984	15,782,121
Income not on GAAP books currently taxable	241,110	2,859,846
Income not currently taxable	(76,990)	(812,945)
Expenses not currently deductible	347,883	658,834
Expenses not on GAAP books currently deductible	(3,978)	(1,166,682)

Taxable income before deductions for distributions	$12,405,144	$19,869,708

Taxable income before deductions for distributions per weighted average shares for the period	$0.55	$0.91

Taxable income differs from net increase (decrease) in stockholders’ equity resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund Securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital ( i.e., return of capital). The tax character of distributions paid during the years ended December 31, 2010, 2009, and 2008 was as follows:

	Year Ended December 31,
	2010	2009	2008
Distributions paid from:
Ordinary income	$12,405,144	$19,869,708	$26,920,884

	12,405,144	19,869,708	26,920,884
Return of Capital	2,817,067	333,017	2,702,761

	$15,222,211	$20,202,725	$29,623,645

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME – (continued)

As of December 31, 2010 and 2009, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2010	2009
Distributable ordinary income	$818,664	$1,326,380
Capital loss carryforward	(32,024,811)	(14,161,827)
Net unrealized depreciation	(62,585,504)	(54,262,692)

At December 31, 2010, the Company had a net capital loss carryforward of $32 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open taxable years (the last three fiscal years) as of the effective date. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of both December 31, 2010 and December 31, 2009, the Company had committed to make a total of approximately $2 million of investments in various revolving senior secured loans, of which approximately $1 million had been funded as of December 31, 2010 and $640,000 had been funded as of December 31, 2009.

The Company and certain directors and officers are named as defendants in three putative class actions pending in the Southern District of New York brought by shareholders of the Company and filed in December 2009 and January 2010. The complaints in these three actions allege violations of Sections 10 and 20 of the Exchange Act based on the Company’s disclosures of its year-end 2008 and first- and second-quarter 2009 financial statements. The Company believes that the above-mentioned suits are without merit and will defend itself vigorously.

In addition, the Company and certain directors and officers were also named as defendants in a derivative action filed on March 2, 2010 in the Supreme Court of New York, County of New York. The complaint in this action purported to state causes of action for breaches of fiduciary duties, unjust enrichment, abuse of control,

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

8. COMMITMENTS AND CONTINGENCIES – (continued)

gross mismanagement, and corporate waste. On October 20, 2010, the court dismissed the complaint, and found, among other things, that the plaintiff had not alleged that any of the Company’s directors “‘knowingly’ misrepresented or permitted others to misrepresent KCAP’s financial condition,” or that the directors were confronted with “red flags” sufficient to put them on notice of potential problems with KCAP’s investment valuations so as to excuse plaintiff’s requirement under Delaware law to make a demand on KCAP’s board before filing suit. On January 12, 2011, the court entered the final judgment dismissing the complaint and the plaintiff has subsequently filed a notice of appeal.

9. STOCKHOLDERS’ EQUITY

On April 28, 2008 the Company completed a rights offering which resulted in the issuance of 3.1 million common shares and net proceeds of approximately $27 million. During the year ended December 31, 2010 and December 31, 2009, the Company issued 301,663 and 501,873 shares, respectively, of common stock under its dividend reinvestment plan. For the year ended December 31, 2010, the Company issued 103,519 shares of restricted stock for which 4,667 shares were forfeited and 64,667 shares were converted to common stock during the year due to vesting. The total number of shares issued and outstanding as of December 31, 2010 was and 22,767,130, respectively and shares issued and outstanding as of December 31, 2009 was 22,363,281.

10. EQUITY INCENTIVE PLAN

During 2006 and as amended in 2008, the Company established an equity incentive plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

Stock Options

During the years ended December 31, 2008, December 31, 2009, and December 31, 2010, 20,000 options per year were granted to non-employee directors as partial annual compensation for their services as director. Each of these annual options grants have a vesting period by which 50% of such options vest on the grant date and 50% vest on the first grant date anniversary. The exercise price of these grants and other characteristics of these grants are as follows:

Options granted for the year ended:	Exercise Price	Exercise Period (years)	Risk Free Rate	Volatility Rate	Weighted Average Grant Date Fair Value per Share
December 31, 2008	$11.97	10	4.6%	28%	$1.50
December 31, 2009	$4.93	10	4.3%	41%	$0.90
December 31, 2010	$4.83	10	3.1%	59%	$1.46

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive one share of restricted stock for every five options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. During the year ended

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN – (continued)

December 31, 2008, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As a result, as of December 31, 2008, all options granted to employees had been converted to restricted stock.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2008 through December 31, 2010 is as follows:

Options Outstanding as of:	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value (1)	Weighted Average Grant Date Fair Value per Share
January 1, 2008	1,315,000	$15.52
Granted	20,000	$11.97			$1.50
Exercised	—	$—
Forfeited	(1,315,000)	$—			$1.58

December 31, 2008	20,000	$11.97
Granted	20,000	$4.93			$0.90
Exercised	—	$—
Forfeited	—	$—

December 31, 2009	40,000	$8.45
Granted	20,000	4.83			$1.46
Exercised	—	—
Forfeited	—	—

December 31, 2010	60,000	$7.24	8.5	$—

Total vested at December 31, 2010	50,000	7.73	8.3

(1)	Represents the difference between the market value of shares of the Company upon exercise of the options at December 31, 2010 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the year ended December 31, 2010, the Company recognized non-cash compensation expense related to stock options of approximately $25,000. For the year ended December 31, 2009, the Company recognized non-cash compensation expense related to stock options of approximately $21,000. For the year ended December 31, 2008, non-cash compensation expense related to stock options was approximately $329,000; of this amount approximately $260,000 was expensed at the Company and approximately $69,000 was a reimbursable expense allocated to Katonah Debt Advisors. At December 31, 2010, the Company had approximately $8,000 of remaining compensation cost related to unvested stock-based awards, the cost for which is expected to be recognized by the Company over a weighted average period of 0.5 years.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Company’s 2006 Equity Incentive Plan, as amended and the board of directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On July 22, 2010 and August 5, 2009, the board of directors approved the grant of an additional 103,519 and 84,889 shares of restricted stock, respectively, to a certain executive officer of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN – (continued)

As noted above, on June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company’s common stock to receive one share of restricted stock for every five options so cancelled.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company’s common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of December 31, 2010, 191,333 of such shares were vested and converted to common shares, and 47,666 of such shares had yet to vest. The remaining 20,001 shares have been forfeited.

Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2008 through December 31, 2010 is as follows:

Non-Vested Shares Outstanding as of:	Non-Vested Restricted Shares	Weighted Average Price per Share	Weighted Average Contractual Remaining Term (years)
January 1, 2008	—	$—
Granted	359,250	$10.89
Vested	(3,000)	$10.29
Forfeited	(16,667)	$9.41

December 31, 2008	339,583	$10.83
Granted	84,889	$5.89
Vested	(122,333)	$10.37
Forfeited	—	$—

December 31, 2009	302,139	$9.63
Granted	103,519	$4.83
Vested	(64,667)	$10.39
Forfeited	(4,667)	$9.82

December 31, 2010	336,324	$8.01	2.3

Total non-vested shares at December 31, 2010	336,324	$8.01	2.3

The Company determines the cost of restricted stock as the closing price of the Company’s stock on the date of grant and amortizes such cost over the vesting period. For the year ended December 31, 2010, non-cash compensation expense related to restricted stock was approximately $894,000 of this amount approximately $654,000 was expensed at the Company and approximately $240,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2009, non-cash compensation expense related to restricted stock was approximately $890,000 of this amount approximately $609,000 was expensed at the Company and approximately $281,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2008, non-cash compensation expense related to restricted stock was approximately $559,000; of this amount approximately $463,000 was expensed at the Company and approximately $96,000 was a reimbursable expense allocated to Katonah Debt Advisors. Dividends are paid on all issued shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN – (continued)

termination of employment. At December 31, 2010, the Company had approximately $1 million of compensation cost related to unvested restricted stock based awards, the cost for which is expected to be recognized by the Company over a weighted average period of 2.3 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the years ended December 31, 2010 and 2009, the Company made contributions to the 401K Plan of approximately $29,000 and $28,000, respectively.

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the years ended December 31, 2010 and 2009, the Company made no contributions to the Profit-Sharing Plan.

12. IMPACT OF NEW ACCOUNTING STANDARDS

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of SFAS 159 is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of a company’s choice to use fair value on its earnings. SFAS 159 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. SFAS 159 does not eliminate disclosure requirements of other accounting standards, including fair value measurement disclosures in SFAS 157. This statement is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company has determined that adoption of SFAS 159 does not have an impact on the Company’s financial position or results of operations.

KOHLBERG CAPITAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

13. SELECTED QUARTERLY DATA (Unaudited)

	Q1 2010	Q2 2010	Q3 2010	Q4 2010
Total interest and related portfolio income	$6,963,826	$7,382,805	$8,091,217	$6,916,015
Net investment income and realized gains	$306,353	$(5,136,467)	$784,510	$(1,920,261)
Net increase (decrease) in net assets resulting from operations	$1,594,909	$(5,690,916)	$(3,319,312)	$(6,873,359)
Net increase (decrease) in net assets resulting from operations per share—basic	$0.07	$(0.26)	$(0.15)	$(0.31)
Net increase (decrease) in net assets resulting from operations per share—diluted	$0.07	$(0.26)	$(0.15)	$(0.31)
Net investment income and realized gains per share—basic	$0.01	$(0.23)	$0.04	$(0.09)
Net investment income and realized gains per share—diluted	$0.01	$(0.23)	$0.04	$(0.09)

	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Total interest and related portfolio income	$9,452,254	$8,819,471	$8,244,845	$7,379,981
Net investment income and realized gains	$4,446,251	$2,633,818	$(292,418)	$(4,239,118)
Net increase (decrease) in net assets resulting from operations	$8,895,499	$12,982,360	$10,665,810	$1,859,600
Net increase (decrease) in net assets resulting from operations per share—basic and diluted	$0.41	$0.60	$0.48	$0.08
Net increase (decrease) in net assets resulting from operations per share—diluted	$0.41	$0.59	$0.48	$0.08
Net investment income and realized gains per share—basic and diluted	$0.20	$0.12	$(0.01)	$(0.19)
Net investment income and realized gains per share—diluted	$0.20	$0.12	$(0.01)	$(0.19)

14. SUBSEQUENT EVENTS

None, other than those noted above.

Prospectus

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Kohlberg Capital Corporation (the “Company” or “Registrant”) are included in this registration statement:

2. Exhibits

Reference is made to the Exhibit List filed as a part of this registration statement beginning on page E-1. Each of such exhibits is incorporated by reference herein.

Item 26.	Marketing Arrangements

None.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by the Registrant in connection with the offering:

Amount
SEC registration fee	$23,220
FINRA filing fee	10,000
Accounting fees and expenses	100,000
Legal fees and expenses	500,000
Printing expenses	100,000
NASDAQ Global Select Market Additional Listing Fee	20,000
Miscellaneous	16,780

Total	$770,000

The amounts set forth above, with the exception of the Securities and Exchange Commission fee, are in each case estimated. All of the expenses set forth above will be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The following table sets forth each of the Registrant’s direct and indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary.

	Jurisdiction	Ownership Percentage
Katonah Debt Advisors, L.L.C. (1)	Delaware	100%
Kohlberg Capital Funding LLC I	Delaware	100%
Katonah Management Holdings LLC (1)	Delaware	100%
Katonah X Management LLC (1)(2)	Delaware	100%
Katonah 2007-I Management LLC (1)(2)	Delaware	100%
Katonah 2008-II Management, LLC (1)(2)	Delaware	100%

(1)	Represents a wholly-owned portfolio company that is not consolidated for financial reporting purposes.
(2)	A wholly-owned subsidiary of Katonah Management Holdings LLC.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at July 15, 2011.

Title of Class	Number of Record Holders
Common Stock	23

Item 30.	Indemnification

The information contained under the heading “Description of Our Common Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $10 million.

Item 31.	Business and Other Connections of Investment Adviser

Not applicable.

Item 32.	Location of Accounts and Records

The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1)	The Registrant, 295 Madison Avenue, 6th Floor, New York, New York 10017;

(2)	The Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110; and

(3)	The Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	If the securities being registered are to be offered to existing shareholders pursuant to rights, and any securities not taken by shareholders are to be reoffered to the public, the Registrant undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant further undertakes to file a post-effective amendment to set forth the terms of such offering.

(4)	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e)	that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	The Registrant undertakes that:

(a)	For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

(7)	The Registrant undertakes to file a post-effective amendment under Section 8(c) of the Securities Act of 1933 if it intends to issue rights to purchase common stock at a price below the net asset value of such common stock.

(8)

The Registrant undertakes to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the Securities Act of 1933, in the event the shares of common stock the Registrant are trading below its net asset value and either (i) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the registrant’s ability to continue as a going concern; or (ii) the Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(9)	The Registrant undertakes to file a post-effective amendment to the registration statement in respect of any one or more offerings of the Registrant’s shares of common stock (including warrants and/or rights to purchase such shares) below the net asset value of such common stock that will result in greater than 15% dilution, in the aggregate, to existing net asset value per share of such common stock.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 1st day of August, 2011.

KOHLBERG CAPITAL CORPORATION

By:	/s/ Dayl W. Pearson
Name:	Dayl W. Pearson
Title:	President and CEO

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Dayl W. Pearson and Michael I. Wirth, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dayl W. Pearson Dayl W. Pearson	President and Chief Executive Officer; Director (principal executive officer)	August 1, 2011

/s/ Michael I. Wirth Michael I. Wirth	Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	August 1, 2011

/s/ Christopher Lacovara Christopher Lacovara	Director	August 1, 2011

/s/ Samuel P. Frieder Samuel P. Frieder	Director	August 1, 2011

/s/ Gary Cademartori Gary Cademartori	Director	August 1, 2011

/s/ C. Michael Jacobi C. Michael Jacobi	Director	August 1, 2011

/s/ Albert G. Pastino Albert G. Pastino	Director	August 1, 2011

/s/ C. Turney Stevens C. Turney Stevens	Director	August 1, 2011

INDEX OF EXHIBITS

Exhibit Number	Description

a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”). (1)

b	Form of Bylaws of the Company. (2)

d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share. (1)

d.2	Form of Registration Rights Agreement. (3)

d.3	Form of Subscription Certificate. *

d.4	Form of Notice of Guaranteed Delivery. *

d.5	Form of Beneficial Owner Certification. *

d.6	Form of Subscription Agent Agreement. *

d.7	Form of Indenture. *

e	Form of Dividend Reinvestment Plan. (3)

h.1	Form of Underwriting Agreement for Equity. *

h.2	Form of Underwriting Agreement for Debt. *

h.3	Form of Dealer Manager Agreement. *

i.1	Amended and Restated 2006 Equity Incentive Plan. (7)

i.2	Form of Kohlberg Capital Non-Qualified Stock Option Certificate. (3)

i.3	Form of Restricted Stock Agreement. (8)

i.4	Amended and Restated Non-Employee Director Plan. (12)

j	Form of Custodian Agreement by and among the Company and U.S. Bank National Association. (3)

k.1	Form of License and Referral Agreement between the Company and Kohlberg & Company, LLC. (1)

k.2	Form of Overhead Allocation Agreement between the Company and Katonah Debt Advisors, LLC. (3)

k.3	Form of Employment Agreement between the Company and Dayl W. Pearson. (3)

k.4	Form of Employment Agreement between the Company and Michael I. Wirth. (3)

k.5	Form of Employment Agreement between the Company and R. Jon Corless. (3)

k.6	Form of Employment Agreement between the Company and E.A. Kratzman. (5)

k.7	Form of Employment Agreement between Katonah Debt Advisors and E.A. Kratzman. (6)

k.8	Form of Employment Agreement between Katonah Debt Advisors and Daniel P. Gilligan (9)

k.9	Letter Agreement, dated December 10, 2010, between the Company and John M. Stack. (10)

k.10	Consulting Agreement, dated December 10, 2010, between Katonah Debt Advisors, L.L.C. and John M. Stack. (11)

k.11	Form of Indemnification Agreement for Officers and Directors of the Company. (4)

k.12	Indenture, dated as of March 16, 2011, by and between the Company and U.S. Bank National Association, as trustee. (13)

l	Opinion of Ropes & Gray LLP, counsel to the Company. *

n.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm. *

r	Form of Code of Ethics of the Company adopted under Rule 17j-1. (3)

(1)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2, as filed on October 6, 2006 (File No. 333-136714).

(2)	Incorporated by reference to the similarly lettered exhibit included in the Registration Statement on Form N-2, as filed on March 16, 2007 (File No. 333-141382).
(3)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(4)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2, as filed on November 24, 2006 (File No. 333-136714).
(5)	Incorporated by reference to Exhibit 10.9 included in the Annual Report on Form 10-K, as filed on March 14, 2008 (File No. 814-00735).
(6)	Incorporated by reference to Exhibit 10.10 included in the Annual Report on Form 10-K, as filed on March 14, 2008 (File No. 814-00735).
(7)	Incorporated by reference to Exhibit 10.1 included in the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).
(8)	Incorporated by reference to Exhibit 10.2 included in the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).
(9)	Incorporated by reference to Exhibit 10.13 included in the Annual Report on Form 10-K, as filed on March 4, 2011 (File No. 814-00735).
(10)	Incorporated by reference to Exhibit 10.11 included in the Annual Report on Form 10-K, as filed on March 4, 2011 (File No. 814-00735).
(11)	Incorporated by reference to Exhibit 10.12 included in the Annual Report on Form 10-K, as filed on March 4, 2011 (File No. 814-00735).
(12)	Incorporated by reference to Exhibit 4.1 included in the Registration Statement on Form S-8, as filed on July 28, 2011 (File No. 333-175838).
(13)	Incorporated by reference to Exhibit 4.1 included in the Current Report on Form 8-K, as filed on March 16, 2011 (File No. 814-00735)
*	Filed herewith